As filed with the Securities and Exchange Commission on February 27, 2015 .

1933 Act File No. 33-65572
1940 Act File No. 811-7852

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  X
Pre-Effective Amendment No. ___
Post-Effective Amendment No.   107
and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 X
Amendment No.   108

USAA MUTUAL FUNDS TRUST
(Exact Name of Registrant as Specified in Charter)

9800 Fredericksburg Road, San Antonio, TX  78288
(Address of Principal Executive Offices)     (Zip Code)

Registrant’s Telephone Number, including Area Code (210) 498-0226

James G. Whetzel, Secretary
USAA MUTUAL FUNDS TRUST
9800 Fredericksburg Road
San Antonio, TX  78288-0227
(Name and Address of Agent for Service)

It is proposed that this filing will become effective under Rule 485

___ immediately upon filing pursuant to paragraph (b)
___ on (date) pursuant to paragraph (b)
___ 60 days after filing pursuant to paragraph (a)(1)
_ X __ on (May 1, 2015) pursuant to paragraph (a)(1)
___ 75 days after filing pursuant to paragraph (a)(2)
___ on (date) pursuant to paragraph (a)(2)

If appropriate, check the following box:

_____  This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Exhibit Index Page 149

[USAA EAGLE LOGO (R)]

[GRAPHIC OMITTED]

PROSPECTUS
USAA S&P 500 INDEX FUND
MEMBER SHARES (USSPX)
REWARD SHARES (USPRX)
USAA NASDAQ-100 INDEX FUND (USNQX)
MAY 1, 2015

The Securities and Exchange Commission has not approved or disapproved of these Funds' shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS

Fund Summary USAA S&P 500 Index Fund
Investment Objective	1
Fees and Expenses	1
Principal Investment Strategy	2
Principal Risks	3
Performance	3
Investment Adviser	5
Subadviser	5
Portfolio Manager	5
Purchase and Sale of Shares	6
Tax Information	6
Payments to Broker-Dealers and
Other Financial Intermediaries	6
Fund Summary USAA Nasdaq-100 Index Fund
Investment Objective	1
Fees and Expenses	1
Principal Investment Strategy	2
Principal Risks	3
Performance	3
Investment Adviser	5
Subadviser	5
Portfolio Manager	5
Purchase and Sale of Shares	6
Tax Information	6
Payments to Broker-Dealers and
Other Financial Intermediaries	6
Fund Prospectus
Overview of Index Funds	7
The Basics of Index Investing	7
Risks	10
Portfolio Holdings	11
Fund Management	11
Portfolio Manager	13
Purchases	13
Redemptions	16
Converting Shares	18
Exchanges	19

Other Important Information
About Purchases, Redemptions, and Exchanges	20
Multiple Class Information	25
Shareholder Information	25
Financial Highlights	31
Additional Information on the S&P 500 Index	34
Additional Information on the Nasdaq-100 Index	xx

INVESTMENT OBJECTIVE

The USAA S&P 500 Index Fund (the Fund) seeks to match, before fees and expenses, the performance of the stocks composing the S&P 500 Index1. The S&P 500 Index emphasizes stocks of large U.S. companies.

FEES AND EXPENSES

The tables below describe the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year.

Shareholder Fees
(fees paid directly from your investment)
	Member Shares	Reward Shares
Account Maintenance Fee (for Fund account balances below $10,000)	$10/year*	None

*USAA Shareholder Account Services, the Fund’s transfer agent, assesses a $10 annual account maintenance fee to allocate part of the fixed costs of maintaining shareholder accounts. USAA Asset Management Company (AMCO) deducts $2.50 per quarter from your account to pay the annual fee.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Member Shares	Reward Shares
Management Fee	0.10%	0.10%
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses	0.18%	0.08%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Operating Expenses	0.29%	0.19%
Reimbursement From Adviser	(0.03%)(a)	(0.03%)(a)
Total Annual Operating Expenses After Reimbursement	0.25%	0.15%

1 | USAA Index Funds

1 “Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s 500,” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for our use.

(a) The Adviser has agreed, through May 1, 2016, to make payments or waive management, administration, and other fees to limit the expenses of the Member Shares and Reward Shares so that the total annual operating expenses of the Member Shares and Reward Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.25% of the Member Shares’ and 0.15% of the Reward Shares’ average daily net assets, respectively. This arrangement may not be changed or terminated during this time period without approval of the Fund’s Board of Trustees and may be changed or terminated by the Adviser at any time after May 1, 2016.

Example

This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 invest-ment, assuming (1) a 5% annual return, (2) the Fund’s operating expenses remain the same, (3) you redeem all of your shares at the end of the periods shown, and (4) the expense limitation arrangement for the Member Shares and Reward Shares is not continued.

	1 Year	3 Years	5 Years	10 Years
Member Shares	$30	$93	$163	$368
Reward Shares	$19	$61	$107	$243

Portfolio Turnover

The Fund pays transaction costs, including commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

For the most recent fiscal year, the Fund’s portfolio turnover rate was 3% of the average value of its whole portfolio.

PRINCIPAL INVESTMENT STRATEGY

Prospectus | 2

The Fund’s principal investment strategy is, under normal market conditions, to invest at least 80% of the Fund’s assets in the common stocks of companies composing the S&P 500 Index. This strategy may be changed upon 60 days’ written notice to shareholders.

In seeking to track the performance of the S&P 500 Index, the Fund’s subadviser, Northern Trust Investments, Inc. (NTI) attempts to allocate the Fund’s investments among stocks in approximately the same weightings as the S&P 500 Index, beginning with the stocks that make up the larger portion of the index’s value. The Fund is rebalanced as required to reflect index changes and to accommodate Fund cash flows. NTI may exclude or remove any S&P stock from the Fund if NTI believes that the stock is illiquid or has been impaired by financial conditions or other extraordinary events.

PRINCIPAL RISKS

Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. As you consider an investment in the Fund, you should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the Fund for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

The equity securities in the Fund’s portfolio are subject to stock market risk. A company’s stock price in general may decline over short or even extended periods, regardless of the success or failure of a company’s operations. Equity securities tend to be more volatile than bonds.

While the Fund attempts to match the S&P 500 Index as closely as possible, the ability of the Fund to meet its investment objective depends to some extent on the cash flow in and out of the Fund. The Fund’s performance may be affected by factors such as the size of the Fund’s portfolio, transaction costs, management fees and expenses, and brokerage commissions and fees. Changes in the Fund’s cash flow may affect how closely the Fund will track the S&P 500 Index.

An investment in the Fund is not a deposit in USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

3 | USAA Index Funds

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The Fund has two classes of shares, Member Shares and Reward Shares. The bar chart provides some indication of the risks of investing in the Fund and illustrates the Member Shares’ volatility and performance from year to year for each full calendar year over the past 10 years. The table shows how the average annual total returns of the share classes for the periods indicated compared to those of the Fund’s benchmark.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. For the most current price, total return, and yield information for the Fund, log on to usaa.com or call (800) 531-USAA (8722) or (210) 531-8722 .

RISK/RETURN BAR CHART
Annual Returns For Periods Ended December 31

[bar chart]

2005	2006	2007	2008	2009	2010	2011	2012	2013	2014
4.77%	15.54%	5.32%	-37.13%	26.28%	14.81%	1.82%	15.75%	32.03%	13.38%

Prospectus | 4

THREE-MONTH YTD TOTAL RETURN
x.xx% (3/31/ 15 )
BEST QUARTER*	WORST QUARTER*
15.91% 2nd Qtr. 2009	-21.99% 4th Qtr. 2008
* Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table are not relevant to you. Please note that after-tax returns are shown only for the Member Shares and may differ for the Reward Shares class.

5 | USAA Index Funds

AVERAGE ANNUAL TOTAL RETURNS
For The Periods Ended December 31, 2014

	Past 1 Year	Past 5 Years	Past 10 Years
S&P 500 Index Fund Member Shares
Return Before Taxes*	13.38%	15.16%	8.19%
Return After Taxes on Distributions*	12.92%	14.61%	7.04%
Return After Taxes on Distributions and Sale of Fund Shares*	7.92%	12.25%	6.05%
	Past 1 Year	Past 5 Years	Past 10 Years
S&P 500 Index Fund Reward Shares
Return Before Taxes*	13.53%	15.30%	7.57%
Index
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	13.69%	15.45%	7.67%

* excludes $10 account maintenance fee, which is waived for accounts of $10,000 or more.

INVESTMENT ADVISER

USAA Asset Management Company (AMCO)

SUBADVISER

Northern Trust Investments, Inc. (NTI)

PORTFOLIO MANAGER

Brent Reeder, Senior Vice President of NTI, is primarily responsible for the day-to-day management of the Fund. He has had responsibility for the Fund since December 2006.

PURCHASE AND SALE OF SHARES

Prospectus | 6

You may purchase or sell shares of the Fund on any business day through our website at usaa.com or mobile.usaa.com; by mail at P.O. Box 659453, San Antonio, Texas 78265-9825; by telephone at (800) 531-USAA (8722) or (210) 531-8722 ; or by fax to (800) 292-8177. You also may purchase or sell shares of the Fund through USAA Brokerage Services and certain other financial intermediaries.

Member Shares: The minimum initial purchase is $3,000. The minimum subsequent investment is $50.

Reward Shares: The minimum initial purchase is $100,000 for new investors; or shares of the Fund held through a USAA discretionary managed account program. The minimum subsequent investment is $50.

TAX INFORMATION

The Fund intends to make distributions that may be taxed to you as ordinary income or long-term capital gains, unless you invest through an IRA, 401(k) plan, other tax-deferred account, or are a tax-exempt investor.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

7 | USAA Index Funds

INVESTMENT OBJECTIVE

The USAA Nasdaq-100 Index Fund (the Fund) seeks to match, before fees and expenses, the performance of the stocks composing the Nasdaq-100 Index1. The Nasdaq-100 Index represents 100 of the largest nonfinancial stocks traded on The Nasdaq Stock Market®.

FEES AND EXPENSES

The tables below describe the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year.

Shareholder Fees
(fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.20%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.39%
Total Annual Operating Expenses	0.59%

Example

This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 invest-ment, assuming (1) a 5% annual return, (2) the Fund’s operating expenses remain the same, and (3) you redeem all of your shares at the end of the periods shown.

1 Year	3 Years	5 Years	10 Years
$60	$189	$329	$738

1 | USAA Index Funds

1 Nasdaq-100®, Nasdaq-100 Index®, and Nasdaq® are trade or service marks of The Nasdaq Stock Market, Inc. (which with its affiliates are the “Corporations”) and have been licensed for our use.

Prospectus | 2

Portfolio Turnover

The Fund pays transaction costs, including commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

For the most recent fiscal year, the Fund’s portfolio turnover rate was 6% of the average value of its whole portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund’s principal investment strategy is, under normal market conditions, to invest at least 80% of the Fund’s assets in the common stocks of companies composing the Nasdaq-100 Index. This strategy may be changed upon 60 days’ written notice to shareholders.

In seeking to track the performance of the Nasdaq-100 Index, the Fund’s subadviser, Northern Trust Investments, Inc. (NTI), will normally invest in all the common stocks of companies in the Nasdaq-100 Index in roughly the same proportions as their weightings in the index. While NTI attempts to replicate the index, there may be times when the Fund and the index do not match exactly. At times, NTI may purchase a stock not included in the Nasdaq-100 Index when it is believed to be a cost-efficient way of approximating the index’s performance, for example, in anticipation of a stock being added to the index.

PRINCIPAL RISKS

Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. As you consider an investment in the Fund, you should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the Fund for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

The equity securities in the Fund’s portfolio are subject to stock market risk. A company’s stock price in general may decline over short or even extended periods, regardless of the success or failure of a company’s operations. Equity securities tend to be more volatile than bonds. In addition, to the degree the

3 | USAA Index Funds

Fund invests in foreign securities, there is a possibility that the value of the Fund's investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes.

The returns from a specific type of security or sector may trail returns from other asset classes, sectors, or the overall market. For example, the stocks that make up the index currently are heavily weighted in the technology sectors. High volatility or poor performance of the sectors will directly affect the Fund’s performance. Sectors will go through cycles of doing better or worse than stocks or bonds in general. These periods may last for several years.

While the Fund attempts to match the Nasdaq-100 Index as closely as possible, the ability of the Fund to meet its investment objective depends to some extent on the cash flow in and out of the Fund. The Fund’s performance may be affected by factors such as the size of the Fund’s portfolio, transaction costs, management fees and expenses, and brokerage commissions and fees. Changes in the Fund’s cash flow may affect how closely the Fund will track the Nasdaq-100 Index.

The Fund is nondiversified, which means that it may invest a greater percentage of its assets in a single issuer, such as a single stock or bond. Because a relatively high percentage of the Fund’s total assets may be invested in the securities of a single issuer or a limited number of issuers, the securities of the Fund may be more sensitive to changes in the market value of a single issuer, a limited number of issuers, or large companies generally. Such a focused investment strategy may increase the volatility of the Fund’s investment results, because this Fund may be more susceptible to risks associated with a single issuer or economic, political, or regulatory event than a diversified fund.

An investment in the Fund is not a deposit in USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund and illustrates the Fund’s volatility and performance from year to year for each full calendar year over the past 10 years. The table shows

Prospectus | 4

how the Fund’s average annual total returns for the periods indicated compared to those of the Fund’s benchmark index.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. For the most current price, total return, and yield information for the Fund, log on to usaa.com or call (800) 531-USAA (8722) or (210) 531-8722 .

RISK/RETURN BAR CHART
Annual Returns For Periods Ended December 31

[bar chart]

2005	2006	2007	2008	2009	2010	2011	2012	2013	2014
0.97%	6.45%	18.35%	-42.02	53.48%	19.14%	2.90%	17.46%	36.00%	18.75%

THREE-MONTH YTD TOTAL RETURN
x.xx% (3/31/15)
BEST QUARTER*	WORST QUARTER*
20.95% 1st Qtr. 2012	-23.98% 4th Qtr. 2008
* Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

5 | USAA Index Funds

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of Fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table are not relevant to you.

AVERAGE ANNUAL TOTAL RETURNS
For The Periods Ended December 31, 2014

	Past	Past	Past
	1 Year	5 Years	10 Years
Nasdaq-100 Index Fund
Return Before Taxes	18.75%	18.39%	10.16%
Return After Taxes on Distributions	18.70%	18.08%	10.01%
Return After Taxes on Distributions
and Sale of Fund Shares	10.66%	14.97%	8.41%
Index
Nasdaq-100 Index (reflects no
deduction for fees, expenses
or taxes)	19.40%	19.23%	10.99%

INVESTMENT ADVISER

USAA Asset Management Company (AMCO)

SUBADVISER

Northern Trust Investments, Inc. (NTI)

PORTFOLIO MANAGER

Brent Reeder, Senior Vice President of NTI, is primarily responsible for the day-to-day management of the Fund. He has had responsibility for the Fund since December 2006.

Prospectus | 6

PURCHASE AND SALE OF SHARES

You may purchase or sell shares of the Fund on any business day through our website at usaa.com or mobile.usaa.com; by mail at P.O. Box 659453, San Antonio, Texas 78265-9825; by telephone at (800) 531-USAA (8722) or (210) 531-8722 ; or by fax to (800) 292-8177. You also may purchase or sell shares of the Fund through USAA Brokerage Services and certain other financial intermediaries.

Minimum initial purchase: $3,000

Minimum subsequent investment: $50

TAX INFORMATION

The Fund intends to make distributions that may be taxed to you as ordinary income or long-term capital gains, unless you invest through an IRA, 401(k) plan,   other tax-deferred account, or are a tax-exempt investor.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

7 | USAA Index Funds

USAA Asset Management Company (AMCO) manages these Funds. For easier reading, AMCO may be referred to as “we” or “us” throughout the prospectus.

OVERVIEW OF INDEX FUNDS

As described in this Prospectus, each Fund has its own investment objectives, policies and strategies. There is no assurance that a Fund will achieve its investment objective. The investment objective of each Fund may be changed without shareholder approval. Except as otherwise noted, the investment policies and strategies of a Fund are not fundamental policies and may be changed without a shareholder vote.

Prospectus | 8

■ What are index funds ?

Index funds are mutual funds that attempt to track the performance of a specific index. An index is an unmanaged group of securities whose overall performance is used as a standard to measure investment performance of a particular market. It is a passive measure of stock market returns. It does not factor in the costs of buying, selling, and holding stocks, which are reflected in a fund’s results. In this prospectus, we offer you a choice of two index funds that provide you a convenient and cost-efficient means of investing in a portfolio that generally reflects the performance of some portion of the stock market. An index fund has operating expenses and transaction costs, while the market index does not. Keep in mind that the target index is a model, not an actual portfolio. Therefore, while a fund attempts to track its target index as closely as possible, it typically will not match the performance of the index exactly.

A BRIEF DESCRIPTION
OF THE BENCHMARKS

■	What is the S&P 500 Index?

The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States. Each stock in the index contributes to the index in the same proportion as the value of its shares, and most of these stocks are listed on the New York Stock Exchange. See Additional Information on the S&P 500 Index for further information.

■	What is the Nasdaq-100 Index?

The Nasdaq-100 Index is a modified capitalization-weighted index composed of 100 of the largest nonfinancial domestic and international companies listed on The Nasdaq Stock Market based on market capitalization. The index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade, and biotechnology. It does

9 | USAA Index Funds

not contain financial companies including investment companies. The index may include one or more depositary receipts representing a security of a non-U.S. issuer. See Additional Information on the Nasdaq-100 Index for further information.

THE BASICS OF INDEX INVESTING

■      How are the Funds' portfolios managed?

Index funds are not managed according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial, and market analyses and investment judgment. Instead, index fun ds utilize a “passive” or “indexing” investment approach in an attempt to match, as closely as possible, the performance of its relevant Index.

Each Fund uses a “sampling” method of indexing. Under this approach, a Fund selects a representative sample of stocks from the targeted index that will resemble the full index in terms of industry weightings, market capitalization, price/earnings ratios, dividend yield, and other characteristics. For example, if 10% of an Index was made up of technology stocks, the Fund would invest approximately 10% of its assets in some, but not all, of the technology stocks included in that Index. This approach generally is less expensive than buying and holding all of the stocks in a particular index.

■       As an investor, w hat are the benefits of using a passive or indexing approach?

Indexing may appeal to many investors because it provides simplicity through a straightforward market-matching strategy and may provide diversification by investing in a wide variety of companies and industries. A indexing tends to involve lower costs than actively managed funds because index funds do not have many of the expenses of actively managed funds such as research, and usually has relatively low trading activity, so total brokerage commissions tend to be lower.

■       How closely will the Funds match their respective indices?

In seeking to track the performance of a Fund's respective  Index, each Fund's subadviser will attempt to allocate the investments of a Fund among stocks in approximately the same weightings as the respective index, beginning with the stocks that make up the larger portion of the index’s value.

Prospectus | 10

Over the long term (i.e., periods of three to five years), the Funds' subadviser will seek a correlation between the performance of the Fund, before fees an d expenses, and that of the respective Index of 0.95 or better. A figure of 1.00 would indicate perfect correlation, meaning that the Fund always moves up in value when a Fund's respective   Index rises and down in value when the index declines. In the event that the targeted correlation is not achieved, alternative structures may be considered.

■     Will the Funds purchase other types of securities?

Under normal market conditions, each Fund’s assets generally will be invested, in stocks included in their respective Index . However, each Fund may hold up to 20% of its assets in short-term debt securities, money market instruments, stock index futures, and options, in most cases to provide liquidity to pay redemptions and fees.

Each Fund generally will invest in stock index futures and options in an attempt to reduce any performance discrepancies between the Fund and its respective Index . Each Fund generally will not use these derivative instruments for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. These investments tend to reduce transaction costs or add value when they are favorably priced.

RISKS

Cash Flow and Tracking Error Risk: While each Fund attempts to match its respective  Index as closely as possible, the ability of a Fund to meet its investment objective depends to some extent on the cash flow in and out of the Fund. Each Fund’s performance may be affected by factors such as the size of the Fund’s portfolio, transaction costs, management fees and expenses, and brokerage commissions and fees. When a shareholder buys or sells shares of a Fund, the Fund generally has to buy or sell stocks in its portfolio. Changes in a Fund’s cash flow affect how closely the Fund will track its respective Index . Because of the differences between the index and a Fund’s portfolio, a Fund may not track its respective Index perfectly.

Foreign Investing Risk: Because the Nasdaq-100 Index Fund may invest in securities of foreign issuers, it is subject to the risks of foreign investing. These risks include currency exchange rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting,

11 | USAA Index Funds

reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes.

Futures and Options Risk: Risks associated with investments in futures and options include the risk that the futures or options contract will not fully offset the underlying position and that the investments in futures and options used for risk management may not have the intended effects and may result in losses or missed opportunities. The risk of loss of money from futures contracts and options on futures contracts used for non-hedging purposes may be greater than that of investments for hedging purposes.

Impact of Actions by Other Shareholders. Each Fund, like all mutual funds, pools the investments of many investors. Actions by one investor or multiple investors may have an impact on a Fund and on other investors. For example, significant levels of new investments may cause a Fund to have more cash than would otherwise be the case, which might have a positive or negative impact on Fund performance. Similarly, redemption activity might cause a Fund to sell portfolio securities or borrow funds, which might generate a capital gain or loss or cause the Fund to incur costs that, in effect, would be borne by all shareholders, not just those investors who redeemed. Shareholder purchase and redemption activity also may affect the per share amount of a Fund’s distributions of its net investment income and net realized capital gains, if any, thereby increasing or reducing the tax burden on a Fund’s shareholders subject to income tax.

In addition, certain USAA funds-of-funds are permitted to invest in the S&P 500 Index Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs.

Management Risk: Each Fund is subject to management risk, which is the possibility that the investment techniques and risk analyses used by a Fund’s manager(s) will not produce the desired results. In addition, we operate under a “manager-of-managers” structure, which gives us the right, with the prior approval of each Fund’s Board and without shareholder approval, to change subadviser(s). If we add or replace a subadviser of a Fund, a Fund could experience higher portfolio turnover and higher transaction costs than normal if the new subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of a Fund’s portfolio could result in higher net realized capital gains and distributions thereof, which could affect the tax efficiency of a Fund negatively for that fiscal year.

Prospectus | 12

Nondiversification Risk: The Nasdaq-100 Index Fund is nondiversified, which means that it may invest a greater percentage of its assets in a single issuer, such as a single stock or bond. Because a relatively high percentage of the Fund’s total assets may be invested in the securities of a single issuer or a limited number of issuers, the securities of the Fund may be more sensitive to changes in the market value of a single issuer, a limited number of issuers, or large companies generally. Such a focused investment strategy may increase the volatility of the Fund’s investment results, because this Fund may be more susceptible to risks associated with a single issuer or economic, political, or regulatory events than a diversified fund.

Sector Risk: The Nasdaq-100 Index Fund is subject to sector risk. The returns from a specific type of security may trail returns from other asset classes or the overall market. For example, the stocks that make up the index currently are heavily weighted in the technology sectors. High volatility or poor performance of the sectors will directly affect the Fund’s performance. Sectors will go through cycles of doing better or worse than stocks or bonds in general. These periods may last for several years.

Stock Market Risk: The equity securities in a Fund’s portfolio are subject to stock market risk. A company’s stock price in general may decline over short or even extended periods regardless of the success or failure of a company’s operations. Stock markets tend to run in cycles, with periods when stock prices generally go up, and periods when stock prices generally go down. Equity securities tend to be more volatile than bonds.

ADDITIONAL INFORMATION

This prospectus doesn’t tell you about every policy or risk of investing in each Fund. For additional information about each Fund’s investment policies and the types of securities in which each Fund’s assets may be invested, you may want to request a copy of the statement of additional information (SAI) (the back cover tells you how to do this).

PORTFOLIO HOLDINGS

Each Fund’s policies and procedures with respect to the disclosure of a Fund’s portfolio securities are available in the Fund’s SAI, which is available upon request.

FUND MANAGEMENT

13 | USAA Index Funds

AMCO serves as the manager of these Funds. These Funds are among 52 no-load mutual funds offered by USAA Mutual Funds Trust. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825. We had approximately $ xxx billion in total assets under management as of March 31, 2015 .

We provide investment management services to the S&P 500 Index Fund pursuant to a Management Agreement and to the Nasdaq-100 Index Fund pursuant to an Advisory Agreement (each an Advisory Agreement and together the Advisory Agreements).  Under the Advisory Agreements, we are responsible for managing the business and affairs of each Fund, subject to the authority of and supervision by the Board.  A discussion regarding the basis of the Board’s approval of each Fund’s Advisory Agreement and subadvisory agreement is available in each Fund’s semiannual report to shareholders for the period ended June 30.

With respect to the S&P 500 Index Fund, the Fund pays us an investment management fee, which is accrued daily and paid monthly, equal to an annualized rate one-tenth of one percent (0.10%) of average daily net assets.

We have agreed, through May 1, 2016 , to make payments or waive management, administration, and other fees to limit the expenses of the Member Shares and Reward Shares so that the total annual operating expenses of the Member Shares and Reward Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.25% of the average daily net assets of the Member Shares, and 0.15% of the average daily net assets of the Reward Shares. This arrangement may not be changed or terminated during this time period without approval of the Board and may be changed or terminated by us at any time after May 1, 2016. If the total annual operating expense ratio for the Fund’s Member Shares or the Fund’s Reward Shares is below 0.25% or 0.15%, respectively, the shares will operate at that lower expense ratio.

Prospectus | 14

With respect to the Nasaq-100 Index Fund, the Fund pays us an investment management fee, which is accrued daily and paid monthly, equal to an annualized rate of one-fifth of one percent (0.20%) of average daily net assets.

We have entered into a Subadvisory Agreement with NTI, located at 50 South LaSalle Street, Chicago, Illinois 60603, to delegate the day-to-day discretionary management of each Fund’s assets. Under this agreement, NTI manages the assets of each Fund, subject to the general supervision of the Board and us, in accordance with each Fund’s investment objective, policies, and restrictions. NTI is compensated directly by AMCO and not by the Funds.

NTI, formerly known and conducting business as Northern Trust Investments, N.A., is an Illinois banking corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for institutional and individual separately managed accounts, investment companies, and bank common and collective funds.

NTI is an indirect subsidiary of Northern Trust Corporation, which is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the Bank Holding Company Act of 1956, as amended.

As of December 31, 2014 , Northern Trust Corporation, through its subsidiaries, had assets under custody of $ x.x trillion and assets under investment manage-ment of $ xxx.x billion.

In addition to providing investment management services, we also provide administration and servicing to the Funds. USAA Investment Management Company acts as each Fund's distributor. Our affiliate, USAA Shareholder Account Services (SAS), provides transfer agency services to the Funds. The Funds or the Funds' distributor or transfer agent may enter into agreements with third parties (Servicing Agents) to pay such Servicing Agents for certain administrative and servicing functions.

The Funds use a “manager-of-managers” structure. We are authorized to select (with approval of the Board and without shareholder approval) one or more subadviser(s) to manage the actual day-to-day investment of each Fund’s assets. We monitor each subadviser’s performance through quantitative and qualitative analysis and periodically report to the Board as to whether each subadviser’s agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of each Fund’s assets, and we can change the allocations without shareholder approval.

PORTFOLIO MANAGER

15 | USAA Index Funds

Brent Reeder is primarily responsible for the day-to-day management of the Funds. Mr. Reeder is a Senior Vice President of NTI. He has had responsibility for the Funds since December 2006. Mr. Reeder joined NTI in 1993. For the past five years, he has managed quantitative equity portfolios.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed, and ownership of Fund securities.

CHANGE OF SUBADVISER(S)

We have received an exemptive order from the Securities and Exchange Commission (SEC) that permits us, subject to certain conditions, including prior approval of the Board, to appoint and replace subadviser(s), enter into sub-advisory agreements, and amend subadvisory agreements on behalf of the Funds without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadviser(s), which in turn may result in a different fee retained by AMCO. We will notify shareholders within 90 days after hiring any new subadviser for a Fund.

PURCHASES

OPENING AN ACCOUNT WITH THE FUND

You may purchase shares directly from a Fund or through certain financial intermediaries as described below. If you are opening an account with us by mail, you should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

As required by federal law, we must obtain certain information from you prior to opening an account with us. If we are unable to verify your identity, we may refuse to open your account, or we may open your account and take certain actions without prior notice to you, including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated net asset value (NAV). We prohibit opening accounts for certain investors , including but not limited to, foreign financial institutions, shell banks, correspondent accounts for foreign shell banks, and correspondent accounts for foreign financial institutions. A “foreign shell bank” is a foreign bank without a physical presence in any country. A “correspondent

Prospectus | 16

account” is an account established for a foreign bank to receive deposits from, or to make payments or other disbursements on behalf of, the foreign bank, or to handle other financial transactions related to such foreign bank.

TAXPAYER IDENTIFICATION NUMBER

Each shareholder named on an account with us must provide a Social Security number or other taxpayer identification number to avoid tax withholding required by the Internal Revenue Code of 1986, as amended (the Code). See the section titled Taxes for additional tax information.

PURCHASING SHARES

Member Shares and Reward Shares are each a separate share class of the S&P 500 Index Fund and are not separate mutual funds.

You may open an account with us and purchase shares of a Fund on the Internet, by telephone, or by mail. Shares of each Fund also are available through USAA Brokerage Services and certain financial intermediaries, as described below.

To purchase shares of a Fund through your USAA brokerage account, please contact USAA Brokerage Services directly. These shares will become part of your USAA brokerage account and will be subject to USAA Brokerage Services' applicable policies and procedures. Additional fees also may apply.

If shares of a Fund are purchased through a retirement account or an investment professional (e.g., a financial intermediary), the policies and procedures on these purchases may differ from those discussed in this prospectus and may vary. Additional fees also may apply to your investment in a Fund, including a transaction fee, if you buy or sell shares of a Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

MINIMUM INVESTMENTS

Initial Purchase

    •  $3,000 minimum

Additional Minimum Purchases

•
$50 per transaction minimum, per account. Employees of USAA and its affiliated companies may add to an account through payroll deduction for as little as $25 per pay period with a $3,000 initial investment.

17 | USAA Index Funds

Reward Shares – Initial Purchase (S&P 500 Index Fund Only)

•  $100,000 minimum for new investors. Alternatively, investors who hold Member Shares and whose account balance in the Fund is at least $100,000 or who have an account through a USAA discretionary managed account program will have their Member Shares converted to Reward Shares (see the section entitled Converting Shares).   Until we verify that you are indeed eligible for Reward Shares, you will hold Member Shares, which will be converted to Reward Shares upon verification.

There are no minimum initial or subsequent purchase payment amounts for investments in a Fund through any USAA managed account and/or other affiliated product. In addition, a Fund may waive or lower purchase minimums in other circumstances.

Reward Shares – Additional Minimum Purchases (S&P 500 Index Fund Only)

•	$50 per transaction minimum, per account.

Note: Reward Shares are not available to: SIMPLE IRAs, SEP IRAs, KEOGHs, 403(b) custodian accounts, accounts held in pension plans, profit sharing plans, accounts maintained by financial intermediaries (excluding USAA companies), accounts held by corporations (excluding USAA companies), and other accounts receiving special services from IMCO, except USAA Federal Savings Bank Trust Department, or USAA Managed Portfolios – UMPTM.

EFFECTIVE DATE OF PURCHASE

When you make a purchase, your purchase price will be the NAV per share next determined after we or the financial intermediary receive your request in proper form (e.g., complete, signed application and payment). A Fund’s NAV per share is determined as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (NYSE) each day it is open for trading. If we or the financial intermediary receive your purchase request in

Prospectus | 18

proper form prior to that time, your purchase price will be the NAV per share determined for that day. If we or the financial intermediary receive your purchase request in proper form after that time, the purchase price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.

The Funds or the Funds' distributor or transfer agent may enter into agreements with Servicing Agents, which hold shares of the Fund in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for shares of the Fund on the Fund’s behalf. Under these arrangements, a Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at a Fund’s NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to a Fund by the Servicing Agent after the time a Fund calculates its NAV.

PAYMENT

If you plan to purchase shares from us with a check, money order, traveler’s check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler’s checks, or other similar instruments. In addition, we do not accept cash or coins. If you plan to purchase shares through a financial intermediary, please check with that financial intermediary regarding acceptable forms of payment.

REDEMPTIONS

For federal income tax purposes, a redemption of shares of a Fund is a taxable event, upon which you may realize a capital gain or loss (unless you hold the shares in a tax-deferred account or are a tax-exempt investor ). A capital gain or loss is based on the difference between your basis in the redeemed shares and the proceeds you receive upon their redemption. See the section titled Taxes for information regarding basis election and reporting.

Each Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (e.g., if the NYSE is closed or when permitted by order of the SEC).

REDEEMING SHARES

19 | USAA Index Funds

If you have an account with us, you may redeem shares of a Fund by Internet, by telephone, or by mail on any day the NAV per share is calculated. Your redemptions will receive a redemption price of the NAV per share next determined after we receive your request in proper form. If we receive your redemption request in proper form prior to the close of the NYSE's regular trading session (generally 4 p.m. Eastern time), your redemption price will be the NAV per share determined for that day. If we receive the redemption request after that time, the redemption price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.

Telephone redemption privileges are established automatically when you complete your application. Each Fund has undertaken certain authentication procedures regarding telephone transactions and will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record or by electronic delivery to your designated e-mail address.

If shares of a Fund are held through USAA, we will send your money within seven days after the effective date of redemption. However, payment for redemption of shares purchased by electronic funds transfer (EFT) or check will be sent after the EFT or check has cleared, which could take up to seven days from the purchase date.

If shares of a Fund are held in your USAA brokerage account, please contact USAA Brokerage Services regarding redemption policies. These shares are part of your USAA brokerage account, and any redemption request received in proper form prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the USAA Brokerage Services’ applicable policies and procedures.

If shares of a Fund are held in your account with another financial intermediary, please contact your financial intermediary regarding redemption policies. Generally, any redemption request you place with your financial intermediary in proper form order prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the financial intermediary’s applicable policies and procedures.

CONVERTING SHARES

CONVERSION INTO REWARD SHARES

Prospectus | 20

The following discussion applies to the S&P 500 Index Fund only.

We will convert Member Shares into Reward Shares if you meet either of the following criteria:

■	Your account balance in the Fund is at least $100,000; or

■	You hold Member Shares through a USAA discretionary managed account program.

CONVERSION INTO MEMBER SHARES

If you no longer meet the requirements for our Reward Shares, the Fund may reclassify your Reward Shares into Member Shares. A decline in your account balance due to redemption or exchange may result in such a conversion. Market movement alone, however, will not result in a conversion. The Fund will notify you in writing before any mandatory conversion into Member Shares.

If your account held Reward Shares as of April 30, 2006, and does not satisfy the above criteria, you may continue to hold Reward Shares and are eligible to purchase additional Reward Shares in your account, provided that you continue to satisfy the eligibility criteria that were previously in effect and on which the purchase of your Reward Shares were based. A conversion between share classes of the same fund is a nontaxable event.

PRICING

If you convert from one class of shares to another, the transaction will be based on the respective share prices of the separate classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day’s share prices. At the time of conversion, the total value of your “old” shares will equal the total value of your “new” shares. However, subsequent share price fluctuations may decrease or increase the total value of your “new” shares as compared with that of your “old” shares.

EXCHANGES

For federal income tax purposes, an exchange of shares between funds is a taxable event, upon which you may realize a capital gain or loss unless you hold shares in a tax-deferred account or are a tax-exempt investor. A capital gain or loss is based on the difference between your basis in the exchanged shares and the NAV of the shares when they are exchanged. See the section titled Taxes for information regarding basis election and reporting.

21| USAA Index Funds

EXCHANGE PRIVILEGE

The exchange privilege is automatic when you complete your application with us. You may exchange shares between funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence. Each Fund, however, reserves the right to terminate or change the terms of an exchange offer.

Exchanges made through the USAA self-service telephone system and on usaa.com require an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file. After we receive the exchange orders, the Fund’s transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined pursuant to the procedures set forth herein. See the section titled Effective Date of Purchase for additional information. The investment minimums applicable to share purchases also apply to exchanges.

If shares of a Fund are held in your USAA brokerage account, please contact USAA Brokerage Services regarding exchange policies. These shares are part of your USAA brokerage account, and any exchange request received in proper form prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to USAA Brokerage Services' applicable policies and procedures.

If shares of a Fund are held through a retirement account or an investment professional (i.e., a financial intermediary), the policies and procedures on an exchange may differ from those discussed in this prospectus. Additional fees also may apply to your investment in a Fund, including a transaction fee, if you buy, sell, or exchange shares of a Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

OTHER IMPORTANT INFORMATION ABOUT PURCHASES, REDEMPTIONS, AND EXCHANGES

CONTACTING USAA

The following features may be available to you to purchase, redeem, and exchange shares of the Fund you hold in a USAA mutual fund account with us.

Internet Access – usaa.com

Prospectus | 22

■
Log on to usaa.com and select “register now” or call (800) 759-8722. Once you have established Internet access to your account, you will be able to access account information and make most account transactions. This includes opening and funding a new mutual fund account; making purchases, exchanges, and redemptions; reviewing account activity; checking balances; and more.

Mobile Access – mobile.usaa.com

■	Review account information and make most account transactions.

USAA Self-Service Telephone System (800) 531-USAA (8722) or (210) 531-8722

■	Access account information and make most account transactions. This service is available with an ESA and EFT Buy/Sell authorization on file.

Telephone

■	Call toll free (800) 531-USAA (8722) or (210) 531-8722 Monday – Friday, 7:30 a.m. to 8 p.m. Central time and Saturday, 8 a.m. to 5 p.m. Central time to speak with a member service representative.

Fax

■	Send a signed fax with your written redemption instructions to (800) 292-8177. In certain instances we may require a signature from all owners associated with an account.
Mail

■	If you would like to open an account or request a redemption by mail, send your application and check or written instructions to:

Regular Mail:
USAA Investment Management Company
P.O. Box 659453
San Antonio, TX 78265-9825

Registered or Express Mail:
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, TX 78240

Bank Wire

23| USAA Index Funds

■
To add to your account or request a redemption by bank wire, visit us  at usaa.com or call (800) 531-USAA (8722) or (210) 531-8722 for instructions. This helps to ensure that your account will be credited or debited promptly and correctly.

Electronic Funds Transfer

■
Additional purchases on a regular basis may be deducted electronically from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or log on to usaa.com or call (800) 531-USAA (8722) or (210) 531-8722 to add them.

DISTRIBUTION FEES

Each Fund may apply a distribution fee to all full IRA distributions, except for those due to death, disability, divorce, or transfer to other USAA lines of business. Partial IRA distributions are not charged a distribution fee.

EXCESSIVE SHORT-TERM TRADING

The USAA Funds generally are not intended as short-term investment vehicles (except for the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as “market timing.”

Excessive short-term trading activity can disrupt the efficient manage-ment of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment or redemption by short-term traders. While there is no assurance that the USAA Funds can deter all excessive and short-term trading, the Board has adopted the following policies (except for the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing bona fide investors.

To deter such trading activities, the USAA Funds’ policies and procedures state that:

■	Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

■	Each fund may use a fair value pricing service or other model to assist in establishing the current value of foreign securities held by any of the USAA

Prospectus | 24

Funds. Fair value pricing is used to adjust for stale pricing that may occur between the close of certain foreign exchanges or markets and the time the USAA Funds calculate their NAV per share . Using fair value pricing is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA Funds’ using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a fund’s NAV.

THE USAA FUNDS’ RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS

The USAA Funds’ main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the USAA Funds deem that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of the fund. Generally, persons who engage in an “in and out” (or “out and in”) transaction within a 30-day period will violate the USAA Funds’ policy if they engage in another “in and out” (or “out and in”) transaction in the same fund within 90 days. The USAA Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, the USAA Funds reserve the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of a fund.

The following transactions are exempt from the excessive short-term trading activity policies described above:

■	Transactions in the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund;

■	Purchases and sales pursuant to automatic investment or withdrawal plans;

■	Purchases and sales made through USAA Managed Portfolios – UMPTM, USAA 529 College Savings PlanTM, USAA Federal Savings Bank Trust Department, or other designated USAA managed investment accounts;

■	Purchases and sales of the Institutional Shares by the Target Retirement Funds, Cornerstone Conservative Fund, and/or Cornerstone Equity Fund; and

25| USAA Index Funds

■	Other transactions that are not motivated by short-term trading consider-ations if they are approved by transfer agent management personnel and are not disruptive to a fund.

If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all USAA Funds.

The USAA Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading. The USAA Funds or the transfer agent may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time.

The USAA Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase USAA fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA Funds subject to the short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the Funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or USAA Funds will review net activity in these omnibus accounts for activity that indicates potential excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

We also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the financial intermediary’s policies are determined by us to be at least as stringent as the USAA Funds’ policy. For fund shares purchased through financial

Prospectus | 26

intermediaries there may be additional or more restrictive policies. You may wish to contact your financial intermediary to determine the policies applicable to your account.

Because of the increased costs to review underlying trading information, the USAA Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The USAA Funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds and can terminate such agreements at any time.

OTHER FUND RIGHTS

The Funds reserves the right to:

■	Reject or restrict purchase or exchange orders when in the best interest of the Fund;

■	Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

■	Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;

■
Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the SAI contains information on acceptable guarantors);

■	Redeem an account with less than $250, with certain limitations; and

■	Restrict or liquidate an account when necessary or appropriate to comply with federal law.

MULTIPLE CLASS INFORMATION

The S&P 500 Index Fund is comprised of multiple classes of shares. Each class shares the Fund’s investment objective and investment portfolio. The classes have different fees, expenses and/or minimum investment requirements. The difference in the fee structures between the classes is primarily the result of their separate arrangements for shareholder and distribution services and performance fee arrangements. It is not the result of any difference in base investment management or custodial fee rate schedules or other expenses related to the management of the Fund’s assets, which do not vary by class.

Except as described below, the share classes have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The primary

27| USAA Index Funds

differences between the classes are (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting that class; and (d) each class may have different purchase, exchange, and redemption privileges.

SHAREHOLDER INFORMATION

PAYMENTS TO FINANCIAL INTERMEDIARIES

Certain financial intermediaries perform recordkeeping and administrative services for their clients with respect to their investments in a Fund that would otherwise be performed by a Fund’s transfer agent. In some circumstances, we and/or a Fund will pay such service providers a fee for performing those services. Also, we and the Fund’s distributor may make payments to inter-mediaries for various additional services, other expenses and/or the financial intermediaries’ distribution of a Fund. Such payments may be made for one or more of the following: (1) distribution, which may include expenses incurred by financial intermediaries for their sales activities with respect to a Fund, such as preparing, printing, and distributing sales literature and advertising materials and compensating registered representatives or other employees of such financial intermediaries for their sales activities, as well as the opportunity for a Fund to be made available by such financial intermediaries; (2) shareholder services, such as providing individual and custom investment advisory services to clients of the financial intermediaries; and (3) marketing and promotional services, including business planning assistance, educating personnel about a Fund, and sponsorship of sales meetings, which may include covering costs of providing speakers. The distributor may sponsor seminars and conferences designed to educate financial intermediaries about a Fund and may cover the expenses associated with attendance at such meetings, including travel costs. These payments and activities are intended to educate financial intermediaries about a Fund and help defray the costs associated with offering a Fund. These payments may create a conflict of interest by influencing the financial intermediary to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information. The amount of any payments described by this paragraph is determined by us or the distributor, and generally all such amounts are paid out of the available assets of the advisor and distributor.

SHARE PRICE CALCULATION

Prospectus | 28

The price at which you purchase and redeem shares of a Fund is equal to the NAV per share determined on the effective date of the purchase or redemption. The NAV per share is calculated by adding the value of a Fund’s assets (i.e., the value of its investments and other assets), deducting liabilities, and dividing by the number of shares outstanding. Shares of a Fund may be purchased and sold at the NAV per share without a sales charge. The Fund’s NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

VALUATION OF SECURITIES

Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on domestic securities exchanges or the Nasdaq over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

Repurchase agreements are valued at cost, which approximates market value.

Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

Futures contracts are valued based upon the last quoted sales price at the close of market on the principal exchange on which they are traded.

Options contracts are valued by a pricing service at the National Best Bid/Offer (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of a Fund’s NAV.

Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by us in consultation with a Fund’s subadviser(s), if applicable, under valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause a Fund’s NAV to be more reliable than it otherwise would be.

29| USAA Index Funds

Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

For additional information on how securities are valued, see Valuation of Securities in the Fund’s SAI.

DIVIDENDS AND OTHER DISTRIBUTIONS

The S&P 500 Index Fund pays distributions of net investment income (dividends) quarterly. The Nasdaq-100 Index Fund pays distributions of net investment income (dividends) annually. Ordinarily, any net realized capital gains are distributed in December of each year. Each Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, a Fund could make one or more additional distributions to avoid the imposition of any federal income or excise taxes.

Each Fund automatically reinvests all dividends and other distributions in additional shares of the Fund unless you request to receive those distributions by way of electronic funds transfer. The share price for a reinvestment will be the NAV per shares computed on the ex-distribution date. Any distribution made by a Fund will reduce the NAV per share by the amount of the distribution on the ex-distribution date. You should consider carefully the effects of purchasing shares of a Fund shortly before any distribution. Some or all distributions are subject to taxes. Each Fund will invest in your account, at the current NAV per share, any distribution payment returned to us by your financial institution.

With respect to shares held in the S&P 500 Index Fund, a maximum account maintenance fee of $10 per year may be charged to your account if you do not maintain an account balance greater than $10,000. The $10 account maintenance fee will be automatically deducted from your account by the transfer agent and is deducted at a rate of $2.50 per quarter based on your ending balance on the Fund’s quarterly ex-dividend date. The account maintenance fee may be deducted from the dividend income paid to your account or a sufficient number of shares may be redeemed from your account to pay the account maintenance fee. Any account maintenance fee deducted from the dividend income paid to your account will be treated as taxable income even though not received by you. The annual account maintenance fee may be changed upon at least 30 days’ notice to you.

Prospectus | 30

TAXES

The following tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus.

■ Treatment of the Fund

Each Fund, which is treated as a separate corporation for federal tax purposes, has qualified for each past taxable year, and intends to continue to qualify, for treatment as a "regulated investment company" under the Code. By doing so, each Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income (consisting generally of net investment income, the excess, if any, of net short-term capital gain over net long-term capital loss (net short-term gain), and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders.

■ Shareholder Taxation

Distributions that shareholders receive from a Fund are subject to federal income tax and may be subject to state and/or local taxes. Dividends and distributions from net short-term capital gain are taxable to you as ordinary income, whether received in cash or reinvested in additional shares of the Fund. A portion of a Fund's dividends may qualify for (1) the 70% dividends-received deduction available to corporations and (2) the lower maximum federal income tax rates applicable to "qualified dividend income" of individuals and certain other non-corporate shareholders (each, an "individual shareholder") who satisfy certain holding period and other restrictions with respect to their shares of the Fund – a maximum of 15% for a single shareholder with taxable income not exceeding $406,750 ($457,600 for married shareholders filing jointly) and 20% for those individual shareholders with taxable income exceeding those respective amounts (which are effective for 2014 and will be adjusted for inflation annually thereafter).

Regardless of the length of time you have held shares of a Fund, distributions of net capital gain that the Fund realizes are taxable to you as long-term capital gains, whether received in cash or reinvested in additional shares of the Fund. Those distributions to individual shareholders will qualify for the 15% and 20% rates described above.

You may realize a capital gain or loss for federal income tax purposes on a redemption or an exchange ( which is treated like a redemption ) of shares of a Fund. Your gain or loss is based on the difference between your basis in the

31| USAA Index Funds

redeemed (or exchanged) shares and the redemption proceeds (the NAV of the shares of the fund into which you exchange) you receive. Any capital gain an individual shareholder recognizes on a redemption or exchange of his or her shares of the Fund that have been held for more than one year will qualify for the 15% and 20% rates described above.

In addition, an individual shareholder is subject to a 3.8% federal tax on the lesser of (1) the individual's "net investment income," which generally includes distributions a Fund pays and net gains realized on the redemption or exchange of shares of the Fund, or (2) the excess of his or her "modified adjusted gross income" over $200,000 (or $250,000 if married and filing jointly). This tax is in addition to any other taxes due on that income. You should consult your own tax adviser regarding the effect, if any, this provision may have on your investment in shares of a Fund.

Your basis in shares of a Fund that you acquired after December 31, 2011, (Covered Shares), will be determined in accordance with the Fund's default method, which is average basis, unless you affirmatively elect in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method. The basis determination method you elect (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption. You should consult with your tax adviser to determine the best Internal Revenue Service (IRS)-accepted basis determination method.

■ Withholding

Federal law requires each Fund to withhold (referred to as “backup withholding”) and remit to the U.S. Treasury 28% of (1) dividends, capital gain distributions, and proceeds of redemptions, regardless of the extent to which gain or loss may be realized, otherwise payable to any individual who fails to furnish a Fund with a correct taxpayer identification number and (2) dividends and those distributions otherwise payable to any individual shareholder who:

■      Underreports dividend or interest income, or

■      Fails to certify that he or she is not subject to backup withholding.

Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder's federal income tax liability or refunded. To avoid this withholding, you must certify on your application, or on a separate IRS Form W-9 supplied by the Funds' transfer agent, that your

Prospectus | 32

taxpayer identification number is correct and you currently are not subject to backup withholding.

■ Reporting

Each Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes. In addition, each Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. You should consult with your tax adviser to obtain more information about how the basis reporting law applies to you.

SHAREHOLDER MAILINGS

■ Householding

Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of a Fund’s most recent financial reports and prospectus. You will receive the single copy if you or a family member owns more than one account in a Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs for the Funds. However, if you would like to receive individual copies, please contact us; and we will begin your individual delivery within 30 days of your request.

■ Electronic Delivery

Log on to usaa.com and sign up to receive your statements, confirmations, financial reports, and prospectuses electronically instead of through the mail.

33| USAA Index Funds

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand each Fund and relevant share class' financial performance over a five-year period. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all income dividends and capital gain distributions).

The information has been derived from the financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report to shareholders, which is available upon request.

Prospectus | 34

USAA S&P 500 INDEX FUND MEMBER SHARES

                                                     YEAR ENDED DECEMBER 31,
                           ----------------------------------------------------------------------------
                                 2014            2013             2012              2011           2010
                           ----------------------------------------------------------------------------
Net asset value at
 beginning of period       $    26.39      $    20.34       $    18.83        $    18.86     $    16.71
                           ----------------------------------------------------------------------------
Income (loss) from
 investment operations:
 Net investment income            .49             .44              .41               .39            .30
 Net realized and
  unrealized gain (loss)         3.01            6.02             2.54              (.05)          2.15
                           ----------------------------------------------------------------------------
Total from investment
 operations                      3.50            6.46             2.95               .34           2.45
                           ----------------------------------------------------------------------------
Less distributions from:
 Net investment income           (.48)           (.41)            (.43)             (.37)          (.30)
 Realized capital gains             -               -            (1.01)                -              -
                           ----------------------------------------------------------------------------
Total distributions              (.48)           (.41)           (1.44)             (.37)          (.30)
                           ----------------------------------------------------------------------------
Net asset value at
 end of period             $    29.41      $    26.39       $    20.34        $    18.83     $    18.86
                           ============================================================================
Total return (%)*               13.38           32.03            15.75              1.82          14.81
Net assets at
 end of period (000)       $2,761,616      $2,571,828       $2,116,203        $1,967,983     $2,021,901
Ratios to average
 net assets:**
 Expenses (%)(a)                  .25             .25              .25               .25            .25
 Expenses, excluding
   reimbursements (%)(a)          .28             .30              .32               .33            .36
 Net investment income (%)       1.76            1.85             2.06              2.03           1.75
Portfolio turnover (%)              3               3                4                 3              4

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period; does not reflect $10 annual account maintenance fee. Includes adjustments in accordance with U.S.
    generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended December 31, 2014, average net assets were
    $2,647,935,000.
(a) Reflects total annual operating expenses of the Member Shares before reductions of any expenses paid indirectly. The Member Shares' expenses paid indirectly decreased the expense ratios as follows:
                                    -            (.00%)(+)        (.00%)(+)         (.00%)(+)      (.00%)(+)
    (+) Represents less than 0.01% of average net assets.

35| USAA Index Funds

USAA S&P 500 INDEX FUND REWARD SHARES

                                                     YEAR ENDED DECEMBER 31,
                           ----------------------------------------------------------------------------
                                 2014            2013             2012              2011           2010
                           ----------------------------------------------------------------------------
Net asset value at
 beginning of period       $    26.39      $    20.34       $    18.83        $    18.86     $    16.71
                           ----------------------------------------------------------------------------
Income (loss) from
 investment operations:
 Net investment income            .51             .45              .43               .40            .33
 Net realized and
  unrealized gain (loss)         3.03            6.04             2.54              (.04)          2.15
                           ----------------------------------------------------------------------------
Total from investment
 operations                      3.54            6.49             2.97               .36           2.48
                           ----------------------------------------------------------------------------
Less distributions from:
 Net investment income           (.51)           (.44)            (.45)             (.39)          (.33)
 Realized capital gains             -               -            (1.01)                -              -
                           ----------------------------------------------------------------------------
Total distributions              (.51)           (.44)           (1.46)             (.39)          (.33)
                           ----------------------------------------------------------------------------
Net asset value at
 end of period             $    29.42      $    26.39       $    20.34        $    18.83     $    18.86
                           ============================================================================
Total return (%)*               13.53           32.16            15.86              1.96          14.99
Net assets at
 end of period (000)       $2,306,656      $1,832,575       $1,173,588        $1,316,754     $1,159,476
Ratios to average
 net assets:**
 Expenses (%)(a)                  .15             .15              .15               .13(b)         .09
 Expenses, excluding
   reimbursements (%)(a)          .18             .20              .27               .24            .24
 Net investment income (%)       1.86            1.95             2.15              2.14           1.92
Portfolio turnover (%)              3               3                4                 3              4

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.

 ** For the year ended December 31, 2014, average net assets were $2,015,057,000.

 (a) Reflects total annual operating expenses of the Reward Shares before reductions of any expenses paid indirectly. The Reward Shares' expenses paid indirectly decreased the expense ratios as follows:

                                    -            (.00%)(+)        (.00%)(+)         (.00%)(+)      (.00%)(+)
    (+) Represents less than 0.01% of average net assets.

 (b) Effective May 1, 2011, the Manager voluntarily agreed to reimburse the
    Reward Shares for expenses in excess of 0.15% of their annual average net assets. Prior to May 1, 2011, the Manager voluntarily agreed to reimburse the Reward Shares for expenses in excess of 0.09% of their annual average net assets.

Prospectus | 36

USAA NASDAQ-100 INDEX FUND

                                                   YEAR ENDED DECEMBER 31,
                             -------------------------------------------------------------------
                                 2014          2013          2012           2011            2010
                             -------------------------------------------------------------------

Net asset value at
 beginning of period         $  10.32      $   7.61      $   6.54       $   6.83        $   5.74
                             -------------------------------------------------------------------
Income from investment
 operations:
 Net investment income            .09           .06           .05            .01             .01
 Net realized and
  unrealized gain                1.85          2.68          1.09            .19            1.09
                             -------------------------------------------------------------------
Total from investment
 operations                      1.94          2.74          1.14            .20            1.10
                             -------------------------------------------------------------------
Less distributions from:
 Net investment income           (.03          (.03)         (.06)             -            (.01)
 Realized capital gains             -             -          (.01)          (.49)              -
                             -------------------------------------------------------------------
Total distributions              (.03          (.03)         (.07)          (.49)           (.01)
                             -------------------------------------------------------------------
Net asset value at
 end of period               $  12.23      $  10.32      $   7.61       $   6.54        $   6.83
                             ===================================================================
Total return (%)*               18.75         36.00         17.46           2.90           19.14
Net assets at end of
 period (000)                $706,604      $460,689      $309,634       $218,220        $202,057
Ratios to average
 net assets:**
 Expenses (%)(a)                  .59           .64(b)        .71            .78             .78
 Expenses, excluding
   reimbursements (%)(a)          .59           .64           .75            .95            1.02
 Net investment
   income (%)                    1.04           .77           .80            .16             .15
Portfolio turnover (%)              6            11            10             27               5

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.

 ** For the year ended December 31, 2014, average net assets were $557,140,000.

 (a) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:

                                    -          (.00%)(+)     (.00%)(+)      (.00%)(+)       (.00%)(+)
    (+) Represents less than 0.01% of average net assets.

 (b) Prior to May 1, 2013, the Manager had voluntarily agreed to limit the annual expenses of the Fund to 0.78% of the Fund's average net assets.

37| USAA Index Funds

ADDITIONAL INFORMATION
ON THE S&P 500 INDEX

The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”). S&P makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P’s only relationship to Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the Fund. S&P has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANT-ABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Prospectus | 38

ADDITIONAL INFORMATION
ON THE NASDAQ-100 INDEX

The Nasdaq-100 Index Fund is not sponsored, endorsed, sold or promoted by The Nasdaq Stock Market, Inc. (including its affiliates) (Nasdaq, with its affiliates, are referred to as the Corporations). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Fund. The Corporations make no representation or warranty, express or implied to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Nasdaq-100 Index® to track general stock market performance. The Corporations’ only relationship to USAA Mutual Funds Trust (Licensee) is in the licensing of the Nasdaq-100®, Nasdaq-100 Index®, and Nasdaq® trademarks or service marks, certain trade names of the Corporations and the use of the Nasdaq-100 Index® which is determined, composed and calculated by Nasdaq without regard to the Licensee or the Fund. Nasdaq has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Nasdaq-100 Index®. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Fund.

The Corporations do not guarantee the accuracy and/or uninterrupted calculation of the Nasdaq-100 Index® or any data included therein. The Corporations make no warranty, express or implied, as to results to be obtained by the Licensee, owners of the Fund, or any other person or entity from the use of the Nasdaq-100 Index® or any data included therein. The Corporations make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Nasdaq-100 Index® or any data included therein. Without limiting any of the foregoing, in no event shall the Corporations have any liability for any lost profits or special, incidental, punitive, indirect, or consequential damages, even if notified of the possibility of such damages.

39| USAA Index Funds

NOTES

Prospectus | 40

9800 Fredericksburg Road
San Antonio, Texas 78288

PRSRT STD
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PAID
USAA

SAVE PAPER AND FUND COSTS
Under My Profile on usaa.com
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Set your Document Preferences to USAA documents online

If you would like more information about the Fund, you may
call (800) 531-USAA (8722) to request a free copy of the
Fund’s statement of additional information (SAI), annual or
semiannual reports, or to ask other questions about the
Fund. The SAI has been filed with the SEC and is incorporated by reference to and legally a part of this prospectus. In the
Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly
affected the Fund’s performance during the last fiscal year.
The Fund’s SAI and annual and semiannual reports also
may be viewed, free of charge, on usaa.com. A complete
description of the Fund’s policies and procedures with
respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

To view these documents, along with other related documents, you may visit the EDGAR database on the SEC’s website
(www.sec.gov) or the Commission’s Public Reference Room in
Washington, DC. Information on the operation of the Public
Reference Room may be obtained by calling (202) 551-8090.
Additionally, copies of this information may be obtained,
after payment of a duplicating fee, by electronic request
at the following e-mail address: publicinfo@sec.gov or by
writing the Public Reference Section of the Commission,
Washington, DC 20549- 1520.

[USAA EAGLE LOGO (R)] We Know what it means to serve (R).

28082-0515                                                                          Investment Company Act File No. 811-7852                                                                                                                                                                                    ©2015, USAA. All rights reserved.

Part B

Statement of Additional Information for the
S&P 500 Index Fund (Member Shares and Reward Shares), Nasdaq-100 Index Fund,
Total Return Strategy Fund (Fund Shares and Institutional Shares), Ultra Short-Term
Bond Fund (Fund Shares and Institutional Shares), Real Return Fund (Fund Shares
and Institutional Shares), Global Managed Volatility Fund (Fund Shares
and Institutional Shares), Flexible Income Fund (Fund Shares, Institutional Shares,
and Adviser Shares)

Is included herein

[USAA EAGLE LOGO (R)] USAA MUTUAL FUNDS TRUST	STATEMENT OF ADDITIONAL INFORMATION MAY 1, 2015

S&P 500 Index Fund – Member Shares (USSPX)	S&P 500 Index Fund – Reward Shares (USPRX)
Nasdaq-100 Index Fund (USNQX)
Total Return Strategy Fund® Shares (USTRX)	Total Return Strategy Fund Institutional Shares(UTRIX)
Ultra Short-Term Bond Fund Shares (UUSTX)	Ultra Short-Term Bond Fund Institutional Shares(UUSIX)
Real Return Fund Shares (USRRX)	Real Return Fund Institutional Shares (UIRRX)
Global Managed Volatility Fund Shares (UGMVX)	Global Managed Volatility Fund Institutional Shares (UGOFX)
Flexible Income Fund Shares (USFIX)	Flexible Income Fund Institutional Shares (UIFIX)
Flexible Income Fund Adviser Shares (UAFIX)

USAA MUTUAL FUNDS TRUST (the Trust) is an open-end management investment company offering shares of fifty-two no-load mutual funds, seven of which are described in this statement of additional information (SAI): the S&P 500 Index Fund, the Nasdaq-100 Index Fund, the Total Return Strategy Fund, the Ultra Short-Term Bond Fund, the Real Return Fund, the Global Managed Volatility Fund, and the Flexible Income Fund, (collectively, the Funds). The Total Return Strategy Fund, Ultra Short-Term Bond Fund, Real Return Fund, and Global Managed Volatility Fund offers two classes of shares: Fund Shares and Institutional Shares. The Flexible Income Fund offers three classes of shares: Fund Shares, Institutional Shares, and Adviser Shares. The Trust has the ability to offer additional funds or classes of shares. Each class of shares of a Fund is a separate share class of the Funds and is not a separate mutual fund. The Institutional Shares are not offered for sale directly to the general public. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, and insurance companies and to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, for purchase by a USAA Fund participating in a fund-of-funds investment strategy as well as other persons or legal entities that the Fund may approve from time to time. Adviser Shares are designed to be sold only through brokers, dealers, banks, insurance companies, investment advisers, and other financial intermediaries that provide various distribution and administrative services. The S&P 500 Index Fund, the Total Return Strategy Fund, the Ultra Short-Term Bond Fund, the Global Managed Volatility Fund, and the Flexible Income Fund are classified as diversified, while the Nasdaq-100 Index Fund and the Real Return Fund are classified as nondiversified.

You may obtain a free copy of a prospectus dated May 1, 2015 for any of the Funds listed above by writing to USAA Mutual Funds Trust, 9800 Fredericksburg Road, San Antonio, TX 78288, or by calling toll free (800) 531-USAA (8722). Each prospectus provides the basic information you should know before investing in a Fund. This SAI is not a prospectus and contains information in addition to and more detailed than that set forth in each Fund’s prospectus. It is intended to provide you with additional information regarding the activities and operations of the Trust and the Funds and should be read in conjunction with a Fund’s prospectus.

The financial statements of the Funds and the Independent Registered Public Accounting Firm’s Reports thereon for the fiscal year ended December 31, 2014 , are included in the annual report to shareholders of that date and are incorporated herein by reference. The annual report to shareholders is available, without charge, by writing or calling the Trust at the above address or toll-free phone number.

TABLE OF CONTENTS

Page
2	Valuation of Securities

3	Conditions of Purchase and Redemption

3	Additional Information Regarding Redemption of Shares

6	Investment Plans

7	Investment Policies

30	Investment Restrictions

31	Portfolio Transactions and Brokerage Commissions

36	Fund History and Description of Shares

37	Tax Considerations

40	Trustees and Officers of the Trust

49	The Trust's Manager

55	Distribution Services

57	Proxy Voting Policies and Procedures

58	Portfolio Manager Disclosure

65	Portfolio Holdings Disclosure

66	General Information

67	Appendix A – Long-Term and Short-Term Debt Ratings

VALUATION OF SECURITIES

Shares of each Fund are offered on a continuing, best-efforts basis through USAA Asset Management Company (AMCO or the Manager). The offering price for shares of each Fund is equal to the current net asset value (NAV) per share. The NAV per share of each Fund is calculated by adding the value of all its portfolio securities and other assets, deducting liabilities, and dividing by the number of shares outstanding.

A Fund’s NAV per share is calculated each day, Monday through Friday, except days on which the New York Stock Exchange (NYSE) is closed. The NYSE is currently scheduled to be closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Each Fund reserves the right to calculate the NAV per share on a business day that the NYSE is closed.

The Trust’s Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees each Fund’s valuation policies and procedures which are approved by the Board. Among other things, these policies and procedures allow a Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by a Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and the Manager. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

The value of the securities of each Fund is determined by one or more of the following methods:

Equity securities, including exchange-traded funds (ETFs), exchange traded notes (ETNs), and equity linked structured notes, except as otherwise noted, traded primarily on domestic securities exchanges or the over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention available at the time a Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of a Fund’s NAV may not take place at the same time the prices of certain foreign securities held by a Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices are determined and the close of normal trading on the NYSE on a day a Fund’s NAV is calculated will not be reflected in the value of a Fund’s foreign securities. However, the Manager and, if applicable, the Subadviser(s) will monitor for events that would materially affect the value of a Fund’s foreign securities. The applicable Subadviser(s) have agreed to notify the Manager of significant events they identify that may materially affect the value of a Fund’s foreign securities. If the Manager determines that a particular event would materially affect the value of a Fund’s foreign securities, then the Manager, under valuation procedures approved by the Funds’ Board of Trustees (the Board), will consider such available information that it deems relevant to determine a fair value for the affected foreign securities. In addition, the Board has approved the use of a fair value pricing service to provide fair value adjustments to assist the Manager with the fair value pricing of a Fund’s foreign securities.

Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service’s judgment, these prices are readily available and are representative of the securities’ market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day. Futures are valued based upon the last sale price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the values are based upon the last sale on the prior trading date if it is within the spread between the closing bid and asked price closest to the last reported sale price. Options are valued by a pricing service at the National Best Bid/Offer (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of a Fund’s NAV.

Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of a Fund, are valued in good faith by the Manager in consultation with a Fund’s Subadviser(s), if applicable, at fair value by using valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause a Fund’s NAV to be more reliable than it otherwise would be.

Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotations systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

CONDITIONS OF PURCHASE AND REDEMPTION

Nonpayment

If any order to purchase shares is canceled due to nonpayment or if the Trust does not receive good funds either by check or electronic funds transfer, USAA Shareholder Account Services (Transfer Agent) will treat the cancellation as a redemption of shares purchased, and you may be responsible for any resulting loss incurred by the Fund or the Manager. If you are a shareholder, the Transfer Agent can redeem shares from any of your account(s) as reimbursement for all losses. In addition, you may be prohibited or restricted from making future purchases in any of the USAA family of funds (USAA Funds). A $29 fee is charged for all returned items, including checks and electronic funds transfers.

Transfer of Shares

You may transfer Fund shares to another person by sending written instructions to the Transfer Agent. The account must be clearly identified, and you must include the number of shares to be transferred and the signatures of all registered owners. You also need to send written instructions signed by all registered owners and supporting documents to change an account registration due to events such as marriage or death. If a new account needs to be established, you must complete and return an application to the Transfer Agent.

Confirmations and Account Statements

Fund shareholders will receive a confirmation for each buy, sell, exchange, or share conversion transacted in their account. However, confirmations will not be sent for all dividend and capital gain reinvestments, purchases through certain automatic investment plans and certain retirement plans, as well as certain automatic exchanges and withdrawals (excluding those in money market funds). These transactions will be confirmed at least quarterly on shareholder account statements.

ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

The value of your investment at the time of redemption of your shares may be more or less than the cost at purchase, depending on the value of the securities held in your Fund’s portfolio. Requests for redemption that are subject to any special conditions or that specify an effective date other than as provided herein cannot be accepted. A gain or loss for federal income tax purposes may be realized on the redemption of shares of a Fund, depending upon the price when redeemed.

Shares of a Fund may be offered to other USAA Funds that are structured as funds-of-funds, institutional investors, financial intermediaries, and other large investors (e.g., managed account programs offered by affiliated and unaffiliated investment advisers). These investors may from time to time own or control a significant percentage of a Fund’s shares. Accordingly, each Fund is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions by large investors in the Fund. These inflows and outflows may be frequent and could increase a Fund’s expense ratio, transaction costs, and taxable capital gains distributions, which could negatively affect a Fund’s performance and could cause shareholders to be subject to higher taxes with respect to their investments in the Fund. These inflows and outflows also could limit the Manager's and a subadviser's ability to manage investments of a Fund in an efficient manner, which could adversely impact the Fund's performance and its ability to meet its investment objective. For example, after a large inflow, a Fund may hold a higher level of cash than it might hold under normal circumstances while the Manager or a subadviser seeks appropriate investment opportunities for the Fund. In addition, large inflows and outflows may limit the ability of a Fund to meet redemption requests and pay redemption proceeds within the time period stated in its prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons, and could cause a Fund to purchase or sell securities when it would not normally do so, which would be particularly disadvantageous for a Fund if it needs to sell securities at a time of volatility in the markets, when values could be falling.

The Board may cause the redemption of an account with a balance of less than $250, provided that (1) the value of the account has been reduced, for reasons other than market action, below the minimum initial investment in such Fund at the time the account was established, (2) the account has remained below the minimum level for six months, and (3) 30 days’ prior written notice of the proposed redemption has been sent to you. The Trust, subject to approval of the Board, anticipates closing certain small accounts yearly. Shares will be redeemed at the NAV on the date fixed for redemption. Prompt payment will be made directly to your bank account on file or if none, by mail to your known last address.

The Trust reserves the right to suspend the right of redemption or postpone the date of payment (1) for any periods during which the NYSE is closed, (2) when trading in the markets the Trust normally utilizes is restricted, or an emergency exists as determined by the Securities and Exchange Commission (SEC) so that disposal of the Trust’s investments or determination of its NAV is not reasonably practicable, or (3) for such other periods as the SEC by order may permit for protection of the Trust’s shareholders.

For the mutual protection of the investor and the Funds, the Trust may require a signature guarantee. If required, each signature on the account registration must be guaranteed. Signature guarantees are acceptable from FDIC member banks, brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, government securities brokers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations. A signature guarantee for active duty military personnel stationed abroad may be provided by an officer of the United States Embassy or Consulate, a staff officer of the Judge Advocate General, or an individual’s commanding officer.

Excessive Short-Term Trading

The USAA Funds generally are not intended as short-term investment vehicles (except for the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as “market timing.”

Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment by short-term traders. While there is no assurance that the USAA Funds can deter all excessive and short-term trading, the Board of the USAA Funds has adopted the following policies (except for the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing bona fide investors.

To deter such trading activities, the USAA Funds’ policies and procedures include:

* Each fund reserves the right to reject any purchase order, including an exchange that it regards as disruptive to the efficient management of the particular fund.

* Each fund may use a fair value pricing service or other model to assist in establishing the current value of foreign securities held by any of the USAA Funds. Fair value pricing is used to adjust for stale pricing, which may occur between the close of certain foreign exchanges or markets and the time the USAA Funds calculate their NAV per share . Using fair value pricing is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA Funds using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a fund’s NAV.

Funds’ Right to Reject Purchase and Exchange Orders and Limit Trading in Accounts

The USAA Funds’ main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected Fund . In exercising this discretion to reject purchase and exchange orders, the USAA Funds deem that certain excessive short-term trading activities are not in the best interest of the affected Fund because such activities can hamper the efficient management of the Fund . Generally, persons who engage in an “in and out” (or “out and in”) transaction within a 30-day period will violate the USAA Funds’ policy if they engage in another “in and out” (or “out and in”) transaction in the same Fund within 90 days. The USAA Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, the Funds reserve the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the Fund.

The following transactions are exempt from the excessive short-term trading activity policies described above:

*	Transactions in the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund;

*    Purchases and sales pursuant to automatic investment or withdrawal plans;

*	Purchases and sales made through USAA Managed Portfolios – UMPTM, USAA 529 College Savings PlanTM, USAA Federal Savings Bank Trust Department, or other designated USAA managed investment accounts;

*	Purchases and sales of the USAA Institutional Shares by in the Target Retirement Funds; Cornerstone Conservative Fund and/or Cornerstone Equity Fund;

*	Other transactions that are not motivated by short-term trading considerations if they are approved by Transfer Agent management personnel and are not disruptive to the Fund.

If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA Funds.

The USAA Funds rely on the Transfer Agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading. The USAA Funds or the Transfer Agent may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time.

The USAA Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase USAA Fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA Funds subject to short-term trading policies generally treat each omnibus account as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the funds or their Transfer Agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or USAA Funds will review net activity in these omnibus accounts for activity that indicates potential, excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

We also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the financial intermediary’s policies are determined by us to be at least as stringent as the USAA Funds’ policy. For fund shares purchased through financial intermediaries there may be additional or more restrictive policies. You may wish to contact your financial intermediary to determine the policies applicable to your account.

Because of the increased costs to review underlying trading information, the USAA Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The USAA Funds or their Transfer Agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds, and can terminate such agreements at any time.

Redemption By Check

Shareholders in the Ultra Short-Term Bond Fund Shares may request that checks be issued for their accounts. Checks must be written in amounts of at least $250.

Checks issued to shareholders of the Ultra Short-Term Bond Fund Shares will be sent only to the person(s) in whose name the account is registered. The checks must be signed by the registered owner(s) exactly as the account is registered. You will continue to earn dividends until the shares are redeemed by the presentation of a check.

When a check is presented to the Transfer Agent for payment, a sufficient number of full and fractional shares from your account will be redeemed to cover the amount of the check. If the account balance is not adequate to cover the amount of a check, the check will be returned unpaid. A check drawn on an account in the Ultra Short-Term Bond Fund may be returned for insufficient funds if the NAV per share of that Fund declines over the time between the date the check was written and the date it was presented for payment. Because the value of the account in the Ultra Short-Term Bond Fund changes as dividends are accrued on a daily basis, checks may not be used to close an account.

The checkwriting privilege is subject to the customary rules and regulations of Boston Safe Deposit and Trust Company, an affiliate of Mellon Bank, N.A. (Boston Safe) governing checking accounts. There is no charge to you for the use of the checks or for subsequent reorders of checks.

The Trust reserves the right to assess a processing fee against your account for any redemption check not honored by a clearing or paying agent. Currently, this fee is $29 and is subject to change at any time. Some examples of such dishonor are improper endorsement, checks written for an amount less than the minimum check amount, and insufficient or uncollectible funds.

The Trust, the Transfer Agent, and Boston Safe each reserve the right to change or suspend the checkwriting privilege upon 30 days’ written notice to participating shareholders.

You may request that the Transfer Agent stop payment on a check. The Transfer Agent will use its best efforts to execute stop payment instructions but does not guarantee that such efforts will be effective. The Transfer Agent will charge you $20 for each stop payment you request.

Redemption Fees

The Flexible Income Fund Adviser Shares have a 1% redemption fee that may apply if a shareholder redeems Adviser Shares within 60 days of purchase by selling or by exchanging to another fund. The redemption fee may not be applied to certain redemptions related to hardship, including but not limited to death, disability, or divorce and mandatory actions, including but not limited to, mandatory or systematic withdrawals, small balance account maintenance fees, dividend disbursements and reimbursements and certain types of individual retirement account (IRA) transactions, including redemptions pursuant to systematic withdrawal programs, or to purchases and redemptions in defined contribution plans and in certain other uniform circumstances or in situations related to administrative difficulty. The Flexible Income Fund reserves the right to modify or eliminate the redemption fee at any time.

INVESTMENT PLANS

Automatic Purchase of Shares

InvesTronic® – The regular purchase of additional shares through electronic funds transfer from a checking or savings account. You may invest as little as $50 per month.

Direct Purchase Service – The periodic purchase of shares through electronic funds transfer from a non-governmental employer, an income-producing investment, or an account with a participating financial institution.

Direct Deposit Program – The monthly transfer of certain federal benefits to directly purchase shares of a USAA mutual fund. Eligible federal benefits include: Social Security, Supplemental Security Income, Veterans Compensation and Pension, Civil Service Retirement Annuity, and Civil Service Survivor Annuity.

Government Allotment – The transfer of military pay by the U.S. Government Finance Center for the purchase of USAA mutual fund shares.

Automatic Transfer Plan – The periodic transfer of funds from a USAA money market fund to purchase shares in another non-money market USAA mutual fund. There is a minimum investment required for this program of $5,000 in the money market fund, with a monthly transaction minimum of $50.

Buy/Sell Service – The intermittent purchase or redemption of shares through electronic funds transfer to or from a checking or savings account. You may initiate a “buy” or “sell” whenever you choose.

Directed Dividends – If you own shares in more than one of the Funds in the USAA family of funds, you may direct that dividends and/or capital gain distributions earned in one fund be used to purchase shares automatically in another fund.

Participation in these systematic purchase plans allows you to engage in dollar-cost averaging.

Systematic Withdrawal Plan

If you own shares in a single investment account (accounts in different Funds cannot be aggregated for this purpose) you may request that enough shares to produce a fixed amount of money be liquidated from the account monthly, quarterly, or annually. The amount of each withdrawal must be at least $50. Using the electronic funds transfer service, you may choose to have withdrawals electronically deposited at your bank or other financial institution. You may also elect to have checks made payable to an entity unaffiliated with United Services Automobile Association (USAA). You also may elect to have such withdrawals invested in another USAA Fund.

This plan may be initiated on usaa.com or by completing a Systematic Withdrawal Plan application, which may be requested from the Manager. You may terminate participation in the plan at any time. You are not charged for withdrawals under the Systematic Withdrawal Plan. The Trust will not bear any expenses in administering the plan beyond the regular Transfer Agent and custodian costs of issuing and redeeming shares. The Manager will bear any additional expenses of administering the plan.

Withdrawals will be made by redeeming full and fractional shares on the date you select at the time the plan is established. Withdrawal payments made under this plan may exceed dividends and other distributions and, to this extent, will involve the use of principal and could reduce the dollar value of your investment and eventually exhaust the account. Reinvesting dividends and other distributions helps replenish the account. Because share values and net investment income can fluctuate, you should not expect withdrawals to be offset by rising income or share value gains. Withdrawals that exceed the value in your account will be processed for the amount available and the plan will be canceled.

Each redemption of shares of a Fund may result in a gain or loss, which must be reported on your federal income tax return. Therefore, you should keep an accurate record of any gain or loss on each withdrawal.

Tax-Deferred Retirement Plans

Federal tax on current income may be deferred if you qualify for certain types of retirement programs. For your convenience, the Manager offers 403(b)(7) accounts and various forms of individual retirement accounts (IRAs). You may make investments in one or any combination of the portfolios described in the prospectuses of USAA Mutual Funds Trust (excluding our tax-exempt funds, Growth and Tax Strategy Fund, and S&P 500 Index Fund Reward Shares).

Retirement plan applications for the IRA and 403(b)(7) programs should be sent directly to USAA Shareholder Account Services, P.O. Box 659453, San Antonio, TX 78265-9825. USAA Federal Savings Bank serves as Custodian of these tax-deferred retirement accounts under the programs made available by the Manager. Applications received electronically by the Manager for these retirement accounts will be forwarded to the Custodian for acceptance.

An administrative fee of $20 is deducted from the money sent to you after closing an account. Exceptions to the fee are: partial distributions, total transfer within USAA, and distributions due to disability or death. This charge is subject to change as provided in the various agreements. There may be additional charges, as mutually agreed upon between you and the Custodian, for further services requested of the Custodian.

Each employer or individual establishing a tax-deferred retirement account is advised to consult with a tax adviser before establishing the account. You may obtain detailed information about the accounts from the Manager.

INVESTMENT POLICIES

The sections captioned Investment Objective and Principal Investment Strategy in each Fund’s prospectus describe the investment objective(s) and the investment policies applicable to each Fund. There can, of course, be no assurance that each Fund will achieve its investment objective(s). Each Fund’s objective(s) is not a fundamental policy and may be changed upon written notice to, but without the approval of, the Fund's shareholders. If there is a change in the investment objective(s) of a Fund, the Fund’s shareholders should consider whether the Fund remains an appropriate investment in light of then-current needs. The following is provided as additional information about the investment policies of the Funds. Unless described as a principal investment policy in a Fund’s prospectus, these represent the non-principal investment policies of the Funds.

Borrowing

The Funds may borrow money from a bank or another person to the extent permitted under the Investment Company Act of 1940 as amended ( 1940 Act). Such borrowings may be utilized for a variety of purposes, including (i) for temporary or emergency purposes, (ii) in anticipation of or in response to adverse market conditions, (iii) for cash management purposes, and (iv) for investment purposes. Borrowed money will cost a Fund interest expense and/or other fees. The costs of borrowing may reduce a Fund’s return. To the extent that a Fund has outstanding borrowings, it will be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of a Fund’s securities. All borrowings are limited to an amount not exceeding 33 1/3% of a Fund’s total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed this amount will be reduced within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation even if it is not advantageous to sell securities at that time.

Calculation of Dollar-Weighted Average Portfolio Maturity

Dollar-weighted average portfolio maturity is derived by multiplying the value of each debt instrument by the number of days remaining to its maturity, adding these calculations, and then dividing the total by the value of a Fund’s debt instruments. An obligation’s maturity typically is determined on a stated final maturity basis, although there are some exceptions to this rule.

With respect to obligations held by a Fund, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage-backed securities, some asset-backed securities, and securities subject to sinking fund arrangements are determined on a weighted average life basis, which is the average time for principal to be repaid. For mortgage-backed and some asset-backed securities, this average time is calculated by assuming prepayment rates of the underlying loans. These prepayment rates can vary depending upon the level and volatility of interest rates. This, in turn, can affect the weighted average life of the security. The weighted average lives of these securities will be shorter than their stated final maturities. In addition, for purposes of a Fund’s investment policies, an instrument will be treated as having a maturity earlier than its stated maturity date if the instrument has technical features such as puts or demand features that, in the judgment of the Manager, will result in the instrument being valued in the market as though it has the earlier maturity.

Finally, for purposes of calculating the dollar weighted average portfolio maturity of a Fund, the maturity of a debt instrument with a periodic interest reset date will be deemed to be the next reset date, rather than the remaining stated maturity of the instrument if, in the judgment of the Manager, the periodic interest reset features will result in the instrument being valued in the market as though it has the earlier maturity.

Certificates of Deposit and Bankers’ Acceptances

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper

Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

Cover

Transactions using certain derivative instruments, other than purchases options, expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash or liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. A Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, designate cash or liquid securities in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding derivative instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund’s assets to cover in accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Derivatives

Each Fund may buy and sell certain types of derivatives, such as options, futures contracts, options on futures contracts, and swaps (each as described below) under circumstances in which such instruments are expected by the Manager of the applicable Subadviser to aid in achieving a Fund’s investment objective. Derivatives also may posses the characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.

Derivatives, such as options, futures contracts, options on futures contracts, and swaps enable a Fund to take both “short” positions (positions which anticipate a decline in the market value of a particular asset or index) and “long” positions (positions which anticipate an increase in the market value of a particular asset or index). Each Fund also may use strategies that involve simultaneous short and long positions in response to specific market conditions, such as where the Manager or the applicable Subadviser anticipates unusually high or low market volatility.

The Manager or the applicable Subadviser may enter into derivative positions for a Fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect a Fund from an expected decline in the market value of an asset or group of assets that the Fund owns (in the case of a short hedge) or to protect a Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or “anticipatory” hedge). Non-hedging strategies include strategies designed to produce incremental income (such as the option writing strategy described below) or “speculative” strategies, which are undertaken to profit from (i) an expected decline in the market value of an asset or group of assets which a Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire. Information about specific types of instruments is provided below.

Equity Securities

Each Fund may invest in equity securities listed on any domestic or foreign securities exchange or traded in the over-the-counter market as well as certain restricted or unlisted securities (although the Ultra Short-Term Bond Fund’s investments in equity securities are limited to preferred securities). As used herein, “equity securities” are defined as common stock, preferred stock, trust or limited partnership interests, rights and warrants to subscribe to or purchase such securities, sponsored or unsponsored American depositary receipts (ADRs), European depositary receipts (EDRs), global depositary receipts (GDRs), and convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company’s capital structure. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.

European Securities

The European Union’s (EU) Economic and Monetary Union (EMU) requires member countries to comply with restrictions on interest rates, deficits, debt levels, and inflation rates, and other factors, each of which may significantly impact every European country. The economies of EU member countries and their trading partners may be affected adversely by changes in the euro’s exchange rate, changes in EU or governmental regulations on trade, and the threat of default or default by an EU member country on its sovereign debt, which could negatively impact a Fund’s investments and cause it to lose money. Recently, the European financial markets have been impacted negatively by rising government debt levels; possible default on or restructuring of sovereign debt in several European countries, including Greece, Ireland, Italy, Portugal and Spain; and economic downturns. A European country’s default or debt restructuring would adversely affect the holders of the country’s debt and sellers of credit default swaps linked to the country’s creditworthiness and could negatively impact global markets more generally. Recent events in Europe have adversely affected the euro’s exchange rate and value and may continue to impact the economies of every European country.

Illiquid Securities

Each Fund may invest up to 15% of its net assets in securities that are illiquid. Illiquid securities are those securities which cannot be disposed of in the ordinary course of business, seven days at approximately the same value at which a Fund has valued the securities.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale by seven days. Securities that have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities, and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

The SEC has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act of resales of certain securities to qualified institutional buyers.

Each Fund may invest in Rule 144A Securities, which are securities in the United States that are not registered for sale under federal securities laws but which can be resold to institutions under Rule 144A. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are treated as exempt from the 15% limit on illiquid securities. Under the supervision of the Board, a Fund's adviser or subadviser(s) determines the liquidity of restricted securities and, through reports, the Board will monitor trading activity in restricted securities. If institutional trading in restricted securities were to decline, the liquidity of a Fund could be adversely affected.

In reaching liquidity decisions, a Fund's adviser or subadviser(s) will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and of the marketplace trades including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

Lending of Securities

Each Fund may lend their securities in accordance with a lending policy that has been authorized by the Board and implemented by the Manager. Securities may be loaned only to qualified broker-dealers or other institutional investors that have been determined to be creditworthy by the Manager. When borrowing securities from a Fund, the borrower will be required to maintain cash collateral with the Fund in an amount at least equal to the fair value of the borrowed securities. During the term of each loan, each Fund will be entitled to receive payments from the borrower equal to all interest and dividends paid on the securities during the term of the loan by the issuer of the securities. In addition, the Fund will invest the cash received as collateral in high-quality short-

term instruments such as obligations of the U.S. government or of its agencies or instrumentalities or in repurchase agreements or shares of money market mutual funds, thereby earning additional income. Risks to a Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term instruments will be less than the amount of cash collateral required to be returned to the borrower.

No loan of securities will be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of a Fund’s total assets. Each Fund may terminate a loan at any time.

Letters of Credit

Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper, and other short-term obligations) that the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association, or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations, and insurance companies which, in the opinion of the Manager are of comparable quality to issuers of other permitted investments of a Fund, may be used for letter of credit-backed investments.

Limitations and Risks of Options and Futures Activity

Each Fund may engage in both hedging and non-hedging strategies. Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. A Fund’s ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in the hedged asset correlate with price movements of the futures and options.

Non-hedging strategies typically involve special risks. The profitability of a Fund’s non-hedging strategies will depend on the ability of the Manager to analyze both the applicable derivatives market and the market for the underlying asset or group of assets. Derivatives markets are often more volatile than corresponding securities markets and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.

Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options may be closed out only on an exchange that provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to effectively carry out its derivative strategies and might, in some cases, require the Fund to deposit cash to meet applicable margin requirements.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund was unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. A Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, a Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

Historically, advisers of registered investment companies trading commodity interests (such as futures contracts, options on futures contracts, and swaps), including the Funds, have been excluded from regulation as Commodity Pool Operators (CPOs) pursuant to Commodity Futures Trading Commission (CFTC) Regulation 4.5. In February 2012, the CFTC announced substantial amendments to the permissible exclusions, and to the conditions for reliance on the permissible exclusions, from registration as a CPO. To qualify for an exclusion under these amendments to CFTC Regulation 4.5, if a fund uses commodity interests (such as futures contracts, options on futures contracts, and swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions, determined at the time the most recent position was established, may not exceed 5% of the fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) or, alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). In addition, to qualify for an exclusion, a Fund must satisfy a marketing test, which requires, among other things, that a fund not hold itself out as a vehicle for trading commodity interests. The amendments to CFTC Regulation 4.5 became effective on April 24, 2012.

The Manager currently claims an exclusion (under CFTC Regulation 4.5) from registration as a CPO with respect to the Funds and, in its management of the Funds, intends to comply with one of the two alternative trading limitations described above and the marketing limitation. Complying with the trading limitations may restrict the Manager’s ability to use derivatives as part of the Funds'

investment strategies. Although the Manager expects to be able to execute the Funds' investment strategies within the limitations, a Fund’s performance could be adversely affected. In addition, new rules under the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act) may limit the availability of certain derivatives, may make the use of derivatives by portfolios more costly, and may otherwise adversely impact the performance and value of derivatives.

Liquidity Determinations

The Funds’ Board has adopted guidelines pursuant to which municipal lease obligations, Section 4(2) Commercial Paper, Rule 144A Securities, certain restricted debt securities that are subject to unconditional put or demand features exercisable within seven days (Demand Feature Securities) and other securities (whether registered or not) that may be considered illiquid before or after purchase due to issuer bankruptcy, delisting, thin or no trading, SEC guidance, or similar factors (other securities) may be determined to be liquid for purposes of complying with SEC limitation applicable to the Fund’s investments in illiquid securities. In determining the liquidity of municipal lease obligations, Section 4(2) Commercial Paper, Rule 144A Securities, and other securities the Manager will, pursuant to the Board Adopted Liquidity Procedures, among other things, consider the following factors established by the Board: (1) the frequency of trades and quotes for the security, (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (3) the willingness of dealers to undertake to make a market in the security, and (4) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer. Additional factors considered by the Manager in determining the liquidity of a municipal lease obligation are: (1) whether the lease obligation is of a size that will be attractive to institutional investors, (2) whether the lease obligation contains a non-appropriation clause and the likelihood that the obligor will fail to make an appropriation therefor, and (3) such other factors as the Manager may determine to be relevant to such determination. In determining the liquidity of Demand Feature Securities, the Manager will evaluate the credit quality of the party (the Put Provider) issuing (or unconditionally guaranteeing performance on) the put or demand feature of the Demand Feature Securities. In evaluating the credit quality of the Put Provider, the Manager will consider all factors that it deems indicative of the capacity of the Put Provider to meet its obligations under the Demand Feature Securities based upon a review of the Put Provider’s outstanding debt and financial statements and general economic conditions.

Certain foreign securities (including Eurodollar obligations) may be eligible for resale pursuant to Rule 144A in the United States and also may trade without restriction in one or more foreign markets. Such securities may be determined to be liquid based upon these foreign markets without regard to their eligibility for resale pursuant to Rule 144A. In such cases, these securities will not be treated as Rule 144A Securities for purposes of the liquidity guidelines established by the Board.

Private Placements

Each Fund may invest in securities that are not registered under the Securities Act (“restricted securities”). Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. Certain of the Fund’s investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, a Fund may obtain access to material nonpublic information, which may restrict the Fund’s ability to conduct portfolio transactions in such securities.

Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Because there may not be an established market price for these securities, the Fund may have to estimate their value. Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities a considerable time period may elapse between the time the Fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the Fund might obtain less favorable pricing terms that when it decided to sell the security.

Recent Market Conditions

The financial crisis in the U.S. and global economies over the past several years has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including each Fund. The values of some sovereign debt and of securities of issuers that hold that sovereign debt have fallen. Conditions in the United States have resulted, and may continue to result, in fixed-income instruments experiencing unusual liquidity

Issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all. As a result, the values of many types of securities have been reduced.

In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country might adversely impact issuers in a different country. Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. The severity or duration of these conditions also may be affected by policy changes made by governments or quasi-governmental organizations. These conditions could negatively impact the value of a Fund’s investments. In addition, as of the date of this SAI, interest rates in the United States are at or near historic lows, which may increase a Fund’s exposure to risks associated with rising interest rates.

The situation in the financial markets has resulted in calls for increased regulation. In particular, the Dodd-Frank Act has initiated a revision of the U.S. financial regulatory framework and covers a broad range of topics, including (among many others) a reorganization of federal financial regulators; new rules for derivatives trading; and the registration and additional regulation of hedge and private equity fund managers. The regulators that have been charged with the responsibility for implementing the Dodd- Frank Act (e.g., the SEC and the CFTC) have been active in proposing and adopting regulations and guidance on the use of derivatives by market participants, including mutual funds. Instruments in which a Fund may invest, or the issuers of such instruments, may be negatively affected by the new legislation and regulation, some in ways that are still unforeseeable. Although a portion of the implementing regulations have been finalized, the ultimate impact of the Dodd-Frank Act is not yet certain.

In July 2014, the SEC adopted additional amendments to money market fund regulations (2014 Amendments) intended to address perceived systemic risks associated with money market funds and to improve transparency for money market fund investors. In general, the 2014 Amendments require money market funds that do not meet the definitions of a retail money market fund or government money market fund to transact at a floating NAV per share (similar to all other non-money market mutual funds), instead of at a $1 stable share price, as has traditionally been the case. The 2014 Amendments also permit all money market funds to impose liquidity fees and redemption gates for use in times of market stress. The SEC also adopted additional diversification, stress testing, and disclosure measures. The 2014 Amendments represent significant departures from the traditional operation of money market funds and the impact that these amendments might have on the Funds that are money market funds is unclear; however, any changes to a Fund’s operations, or the impact on the trading and value of money market instruments, as a result of the 2014 Amendments may negatively affect the Fund’s yield and return potential. The 2014 Amendments generally are not effective until October 2016.

The U.S. federal government and certain foreign central banks have taken a variety of unprecedented actions to stimulate the economy and calm the financial markets. The ultimate effect of these efforts is not yet known. In the future, the U.S. federal government or other governments may take actions that affect the regulation of the instruments in which a Fund invests, the markets in which they trade, or the issuers of such instruments, in ways that are unforeseen. Changes in government policies may exacerbate the market’s difficulties and withdrawal of this support, or other policy changes by governments or central banks, could negatively affect the value and liquidity of a Fund’s investments and cause it to lose money. In addition, political events within the U.S. and abroad, such as the U.S. government’s recent inability to agree on a long-term budget and deficit reduction plan, the federal government shutdown and threats to not increase the federal government's debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Repurchase Agreements

Each Fund may invest in repurchase agreements, which are collateralized by underlying securities. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date, usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the purchased security. A Fund maintains custody of the underlying securities prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by the underlying securities. In these transactions, the securities purchased by a Fund will be those in which it is authorized to have a total value equal to or in excess of the amount of the repurchase obligation. If the seller defaults and the value of the underlying security declines, a Fund may incur a loss and may incur expenses in selling the collateral. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. The Funds will invest in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the Manager.

Section 4(2) Commercial Paper

Each Fund may invest in commercial paper issued in reliance on the “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (1933 Act) (Section 4(2) Commercial Paper). Section 4(2) Commercial Paper is restricted as to disposition under the federal securities laws; therefore, any resale of Section 4(2) Commercial Paper must be effected in a transaction exempt from registration under the 1933 Act. Section 4(2) Commercial Paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) Commercial Paper, thus providing liquidity.

Securities of Other Investment Companies

Each Fund may invest in securities issued by other investment companies that invest in eligible quality, short-term debt securities and seek to maintain a $1 NAV per share, i.e., “money market” funds. In addition, a Fund may invest in securities issued by other non-money market investment companies (including exchange-traded funds) that invest in the types of securities in which a Fund itself is permitted to invest. A Fund may rely on certain SEC exemptive orders that permit funds meeting various conditions to invest in an ETF in amounts exceeding limits set forth in the 1940 Act) that would otherwise be applicable. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears in connection with its own operations.

Senior Securities

Pursuant to the investment restrictions that have been adopted by the Trust for each Fund, each Fund may not issue senior securities, except as permitted under the 1940 Act. “Senior securities” are defined as any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any Fund obligations that have a priority over the Fund’s shares with respect to the payment of dividends or the distribution of Fund assets. The 1940 Act prohibits a Fund from issuing senior securities except that the Fund may borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose. Under the 1940 Act, a Fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or for other reasons, a Fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. In addition, each Fund also may borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a Fund can increase the speculative character of the Fund’s outstanding shares through leveraging. Leveraging of a Fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Fund’s net assets remain the same, the total risk to investors is increased to the extent of the Fund’s gross assets.

Short-Term Instruments

When a Fund experiences large cash inflows through the sale of securities and desirable equity securities that are consistent with the Fund’s investment objective, which are unavailable in sufficient quantities or at attractive prices, the Fund may hold short-term investments (or shares of money market mutual funds) for a limited time pending availability of such equity securities. Short-term instruments consist of foreign and domestic: (i) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated AA or higher by Standard & Poor’s Ratings Services (S&P) or Aa or higher by Moody’s Investors Service (Moody’s) or, if unrated, of comparable quality in the opinion of the Manager or the applicable subadviser(s); (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. At the time a Fund invests in commercial paper, bank obligations, or repurchase agreements, the issuer or the issuer’s parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody’s, or outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody’s (see Appendix A). If no such ratings are available, the instrument must be of comparable quality in the opinion of the Manager or the applicable subadviser(s).

Temporary Defensive Policy

Each Fund may on a temporary basis because of market, economic, political, or other conditions, invest up to 100% of its assets in investment-grade, short-term debt instruments. Such securities may consist of obligations of the U.S. government, its agencies or instrumentalities, and repurchase agreements secured by such instruments; certificates of deposit of domestic banks having capital, surplus, and undivided profits in excess of $100 million; bankers' acceptances of similar banks; commercial paper and other corporate debt obligations.

U.S. Government Obligations

Each Fund may invest in various types of U.S. government obligations. U.S. government obligations include securities issued or guaranteed as to principal and interest by the U.S. government and supported by the full faith and credit of the U.S. Treasury. U.S. government obligations differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. government obligations also include securities issued or guaranteed by federal agencies or instrumentalities, including government-sponsored enterprises (GSEs). Some obligations of such agencies or instrumentalities of the U.S. government are supported by the full faith and credit of the United States or U.S. Treasury guarantees. Other obligations of such agencies or instrumentalities of the U.S. government are supported by the right of the issuer or guarantor to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality or only by the credit of the agency or instrumentality issuing the obligation.

In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including GSE ) where it is not obligated to do so. In addition, U.S. government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Variable-Rate and Floating-Rate Securities

Each Fund may invest in variable-rate and floating-rate securities, which bear interest at rates that are adjusted periodically to market rates. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by a Fund depending on the proportion of such securities held. Because the interest rates of variable-rate and floating-rate securities are periodically adjusted to reflect current market rates, the market value of the variable-rate and floating-rate securities is less affected by changes in prevailing interest rates than the market value of securities with fixed interest rates. The market value of variable-rate and floating-rate securities usually tends toward par (100% of face value) at interest rate adjustment time.

Warrants

To the extent that such investments are consistent with its investment objective, each Fund may invest in warrants. However, with respect to the S&P 500 Index and Nasdaq-100 Index Fund, each Fund may invest up to 5% of its net assets in warrants. Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. Each Fund may only purchase warrants on securities in which the Fund may invest directly.

When-Issued and Delayed-Delivery Securities

Each Fund may invest in debt securities offered on a when-issued or delayed-delivery basis; that is, delivery of and payment for the securities take place after the date of the commitment to purchase, normally within 45 days. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. A Fund may sell these securities before the settlement date if it is deemed advisable.

Debt securities purchased on a when-issued or delayed-delivery basis are subject to changes in value in the same way as other debt securities held in the Funds' portfolios; that is, both generally experience appreciation when interest rates decline and depreciation when interest rates rise. The value of such securities will also be affected by the public’s perception of the creditworthiness of the issuer and anticipated changes in the level of interest rates. Purchasing securities on a when-issued or delayed-delivery basis involves a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. To ensure that at Fund will be able to meet its obligation to pay for when-issued or delayed-delivery securities at the time of settlement, it will segregate cash or liquid securities at least equal to the amount of the when-issued or delayed-delivery commitments. The segregated securities are valued at market, and any necessary adjustments are made to keep the value of the cash and/or segregated securities at least equal to the amount of such commitments by a Fund.

On the settlement date of the when-issued or delayed-delivery securities, the Fund will meet its obligations from then available cash, sale of segregated securities, sale of other securities, or sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Trust’s payment obligations). Sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains.

The following is provided as additional information with respect to the S&P 500 Index Fund and the Nasdaq-100 Index Fund.

Index Futures Contracts

Futures contracts are contracts to purchase or sell a fixed amount of an underlying instrument, commodity, or index at a fixed time and place in the future. U.S. futures contracts have been designed by exchanges that have been designated “contracts markets” by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchanges and clear through their clearing corporations. Each Fund may enter into contracts for the purchase or sale for future delivery of their Index.

At the same time a futures contract on the Index is entered into, a Fund must allocate cash or securities as a deposit payment (initial margin). Daily thereafter, the futures contract is valued and the payment of “variation margin” may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract’s value.

Although futures contracts (other than those that settle in cash) by their terms call for the actual delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is fulfilled by offset before the date of the contract without having to make or take delivery of the instrument underlying the contract. The offsetting of a contractual obligation is accomplished by entering into an opposite position in the identical futures contract on a commodities exchange on which the futures contract was entered into (or a linked exchange). Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the instrument underlying the contract. Since all transactions in the futures market are made, offset, or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Fund will incur brokerage fees when it purchases or sells futures contracts.

The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on most participants entering into offsetting transactions rather than making or taking delivery. To the extent that many participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price trends by NTI may still not result in a successful transaction.

In addition, futures contracts entail risks. Although NTI believes that use of such contracts will benefit each Fund, these investments in futures may cause each Fund to realize gains and losses for tax purposes that would not otherwise be realized if each Fund were to invest directly in the underlying securities. As a result, this investment technique may accelerate the timing of receipt of taxable distributions.

Options on Index Futures Contracts

Each Fund may purchase and write options on futures contracts with respect to their Indices. The purchase of a call option on an index futures contract is similar in some respects to the purchase of a call option on such an index. For example, when a Fund is not fully invested it may purchase a call option on an index futures contract to hedge against a market advance.

The writing of a call option on a futures contract with respect to an Index may constitute a partial offset against declining prices of the underlying securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium that provides a partial offset against any decline which may have occurred in the Fund’s holdings. The writing of a put option on an index futures contract may constitute a partial offset against increasing prices of the underlying securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, a Fund will retain the full amount of the option premium, which provides a partial offset against any increase in the price of securities that the Fund intends to purchase. If a put or call option a Fund has written is exercised, the Fund will incur a loss that will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, a Fund’s losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a put option on a futures contract with respect to an Index is similar in some respects to the purchase of protective put options on the Index. For example, a Fund may purchase a put option on an index futures contract to hedge against the risk of lowering securities values.

The amount of risk a Fund assumes when it purchases an option on a futures contract with respect to an Index is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. The amount of risk the Fund assumes when it writes an option on a futures contract with respect to an Index is theoretically unlimited, but it is reduced by the amount of the premium received for the option less related transaction costs.

Options on Securities Indexes

Each Fund may write (sell) covered call and put options to a limited extent on its Index (“covered options”) in an attempt to increase income. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the Index. The Fund may forgo the benefits of appreciation on the Index or may pay more than the market price of the Index pursuant to call and put options written by the Fund.

By writing a covered call option, a Fund forgoes, in exchange for the premium less the commission (net premium), the opportunity to profit during the option period from an increase in the market value of the Index above the exercise price. By writing a covered put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the Index below the exercise price.

Each Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written.

When a Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund’s Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if a Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be segregated on the books of the custodian for a Fund.

Each Fund may purchase call and put options on its Index. A Fund would normally purchase a call option in anticipation of an increase in the market value of the Index. The purchase of a call option would entitle a Fund, in exchange for the premium paid, to purchase the underlying securities at a specified price during the option period. A Fund would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

A Fund would normally purchase put options in anticipation of a decline in the market value of its Index (protective puts). The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell, the underlying securities at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Index. A Fund would ordinarily recognize a gain if the value of the Index decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the Index remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the Index.

Each Fund has adopted certain other non-fundamental policies concerning index option transactions which are discussed below. Each Fund’s activities in index options also may be restricted by the requirements of the Internal Revenue Code of 1986, as amended, for qualification as a regulated investment company.

The hours of trading for options on an Index may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

Because options on securities indices require settlement in cash, NTI may be forced to liquidate portfolio securities to meet settlement obligations.

Obligations of Foreign Governments, Banks, and Corporations

Each Fund may invest in U.S. dollar-denominated short-term obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by its Manager to be of comparable quality to the other obligations in which that Fund may invest. To the extent that such investments are consistent with its investment objective, each Fund also may invest in debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank, and the InterAmerican Development Bank. The percentage of a Fund’s assets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made, and the interest rate climate of such countries. Each Fund may also invest a portion of its total assets in high-quality, short-term (one year or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars.

Security Substitution

At times when a corporate action involving a constituent is pending, an arbitrage opportunity may exist. For example, if a constituent is acquiring another company (which may or may not be an index constituent) for stock, the target company may be trading at a discount to the acquiring company, given the conditions of the deal and the market. In this case, value may be added to a Fund by purchasing the target company stock in anticipation of the acquisition and corresponding exchange of the target company stock for the acquiring company stock. The Fund would effectively increase in weighting of the acquiring company in line with the holding’s increased weighting in the index at a price lower than that of the acquiring company’s stock.

The following is provided as additional information with respect to the Total Return Strategy, Ultra Short-Term Bond, Real Return, Global Managed Volatility, and Flexible Income Funds.

Adjustable-Rate Securities

Each Fund may invest in adjustable-rate securities. The interest rate on an adjustable-rate security fluctuates periodically. Generally, the security's yield is based on a U.S. dollar-based interest-rate benchmark such as the Federal Funds Rate, the 90-day Treasury bill rate, or the London Interbank Offered Rate ( sometimes referred to as LIBOR). The yields of these securities are rest on a periodic basis (for example, daily, weekly, or quarterly) or upon a change in the benchmark interest rate. The yields are closely correlated to changes in money market interest rates.

Asset-Backed Securities

Each Fund may invest in asset-backed securities (ABS). ABSs represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, such as credit card, motor vehicle, or trade receivables. They may be pass-through certificates, which have characteristics very similar to mortgage-backed securities, discussed above. Such pass-through certificates may include equipment trust certificates (ETC) secured by specific equipment, such as airplanes and railroad cars. ETC securities also may be enhanced by letters of credit. An ABS also may be in the form of asset-backed commercial paper, which is issued by a special purpose entity, organized solely to issue the commercial paper and to purchase interests in the assets.

The credit quality of ABS depends primarily on the quality of the underlying assets, the rights of recourse available against the underlying assets and/or the issuer, the level of credit enhancement, if any, provided for the securities, and the credit quality of the credit-support provider, if any. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. In addition, the risk of default by borrowers is greater during times of rising interest rates and/or unemployment rates and generally is higher in the case of asset pools that include subprime assets.

On occasion, the pool of assets also may include a swap obligation, which is used to change the cash flows on the underlying assets. As an example, a swap may be used to allow floating-rate assets to back a fixed-rate obligation. Credit quality depends primarily on the quality of the underlying assets, the level of credit support, if any, provided by the structure or by a third-party insurance wrap, and the credit quality of the swap counterparty, if any.

ABS may be subject to interest rate risk and prepayment risk. In a period of declining interest rates, borrowers may prepay the underlying assets more quickly than anticipated, thereby reducing the yield to maturity and the average life of the asset-backed securities. Moreover, when a Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. In a period of rising interest rates, prepayments of the underlying assets may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a longer term security. Since the value of longer-term securities generally fluctuates more widely in response to changes in interest rates than does the value of shorter term securities, maturity extension risk could increase the volatility of a Fund.

The weighted average life of such securities is likely to be substantially shorter than their stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.

Bonds

Each Fund may invest in bonds, which are fixed or variable-rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Mortgage- and asset-backed securities are types of bonds, and certain types of income-producing, non-convertible preferred stocks may be treated as bonds for investment purposes. Bonds generally are used by corporations, governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Many preferred stocks and some bonds are “perpetual” in that they have no maturity date. Bonds are subject to interest rate risk and credit risk. Interest rate risk generally is the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of a fund’s investments in bonds. In general, bonds having longer durations are more sensitive to interest rate changes than are bonds with shorter durations. Credit risk generally is the risk that an issuer may be unable or unwilling to pay interest and/or principal on the bond. Credit risk can be affected by many factors, including adverse changes in the issuer’s own financial condition or in economic conditions.

Commodity-linked Notes

Each Fund may invest in commodity-linked notes. Commodity-linked notes are a type of structured note. Commodity-linked notes are privately negotiated structured debt securities indexed to the return of an index such as the Dow Jones-UBS Commodity Index Total Return, which is representative of the commodities market. They are available from a limited number of approved counterparties, and all invested amounts are exposed to the dealer’s credit risk. Commodity-linked notes may be leveraged. For example, if a fund invests $100 in a three-times leveraged commodity-linked note, it will exchange $100 principal with the dealer to obtain $300 exposure to the commodities market because the value of the note will change by a magnitude of three for every percentage change (positive or negative) in the value of the underlying index. This means a $100 note would be worth $70 if the commodity index decreased by 10 percent. Commodity-linked notes also are subject to counterparty risk.

Investments linked to the prices of commodities, including commodity-linked notes, are considered speculative. The values of commodity-linked notes are affected by events that might have less impact on the values of stocks and bonds. Prices of commodities and related contracts may fluctuate significantly over short periods due to a variety of factors, including changes in supply and demand relationships, weather, agriculture, fiscal, and exchange control programs, disease, pestilence, and international economic, political, military and regulatory developments. In addition, the commodity markets may be subject to temporary distortions and other disruptions due to, among other factors, lack of liquidity, the participation of speculators, and government regulation and other actions. These circumstances could adversely affect the value of the commodity-linked notes and make commodity-linked notes more volatile than other types of investments. Commodity-linked notes may have substantial risks, including risk of loss of a significant portion of their principal value. They can also generate tax risks.

Common Stocks

Each Fund (except the Ultra Short-Term Bond Fund) may invest in common stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, a Fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception, and general economic and financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

Convertible Securities

Each Fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks, and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which a Fund may invest are either fixed income or zero coupon debt securities that may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions, or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments that provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features. Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes (LYONs (TM)).

Equity-linked Structured Notes

Each Fund may invest in Equity-linked Structured Notes. Equity-linked structured notes are derivative securities that are specifically designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Emerging Markets Debt

Each Fund may invest in Brady Bonds, which are securities created through a restructuring plan introduced by former U.S. Treasury Secretary Nicholas Brady (the Brady Plan). The Brady Plan made provisions whereby existing commercial bank loans to both public and private entities in selected developing countries are exchanged for Brady Bonds. These bonds may be denominated in other currencies, but are usually denominated in U.S. dollars. Brady Bonds are actively traded in over-the-counter markets. As the markets for these securities have from time to time been subject to disruption, the Manager and applicable Subadviser will monitor, on a continuous basis, the liquidity of Brady Bonds held in a Fund’s portfolio.

Eurodollar and Yankee Obligations

Each Fund may invest a portion of its assets in Eurodollar obligations or Yankee obligations. Eurodollar obligations are dollar-denominated instruments that have been issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that have been issued by foreign issuers in the U.S. capital markets.

Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk, and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from leaving the country. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers. However, Eurodollar and Yankee obligations will undergo the same type of credit analysis as domestic issues in which at Fund invests, and will have at least the same financial strength as the domestic issuers approved for a Fund.

Exchange-Traded Funds (ETFs)

Each Fund’s assets may be invested in ETFs, which are, with a few exceptions, open-end investment companies that trade throughout the day. Almost all ETFs trade on stock exchanges and typically track a market index or specific sectors of the stock or bond markets. Because they trade like a stock, they offer trading flexibility desired by both individuals and institutions. The value of the underlying securities held by ETF is a major factor in determining an ETF’s price. However, ETFs do not necessarily trade at the net asset values of their underlying securities. The price of an ETF also is determined by supply and demand and, as a result, the share price of an ETF may trade at a premium or discount to its NAV.

To the extent a Fund invests in ETFs you will be exposed to the same risks of the ETFs’ holdings as the ETFs themselves in direct proportion to the allocation of the Fund’s assets among those ETFs. You also will indirectly bear fees and expenses charged by the ETFs in which the Fund invests in addition to the Fund’s direct fees and expenses. In addition, each ETF typically is a “passive investor” and therefore invests in the securities and sectors contained in the index it seeks to track without regard for or analysis of the prospects of such securities or sectors. An ETF may invest in all of the securities in such index or in a representative sample of such securities. The ETFs will not attempt to take defensive positions in volatile or declining markets or under other conditions. Furthermore, the ETFs will not be able to duplicate exactly the performance of the underlying indexes they track. The difference in performance between an ETF and the index it seeks to track can be due to, among other factors, the expenses that the ETF pays, regulatory constraints, investment strategies, or techniques undertaken by the ETF, and changes to an underlying index. There also may be a lack of correlation between the securities in an index and those actually held by an ETF. The performance of a fund that invests in such an ETF could be adversely impacted. In addition, although the ETFs are generally listed on securities exchanges, there can be no assurances that an active trading market for such ETFs will be maintained. Secondary market trading in the ETFs also may be halted by a national securities exchange because of market conditions or for other reasons. There can be no assurances that the requirement necessary to maintain the listing of the ETFs will continue to be met or will remain unchanged.

Exchange-Traded Notes (ETNs)

Each Fund may invest in ETNs, which are a type of unsecured, unsubordinated debt security. ETNs are generally notes representing debt of the issuer. This type of debt security differs from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees, no period coupon payments are distributed, and no principal protection exist. The purpose of ETNs is to create a type of security that combines both the aspects of bothbonds and ETFs. Similar to ETFs, ETNs are traded on a major exchange (i.e. NYSE) during normal trading hours. However, investors can also hold the debt security until maturity. At that time, the issuer will give the investor a cash amount that would be equal to principal amount (subject to the day’s index factor). One factor that affects the ETN’s value is the credit rating of the issuer. The value of an ETN also may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political, or geographic events that affect the referenced commodity or security. A Fund’s decision to sell its ETN holdings may also be limited by the availability of a secondary market. If a Fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. There may be restrictions on a Fund’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. ETNs are subject to counterparty credit risk and fixed income risk. ETNs also are subject to tax risk. No assurance can be given that the Internal Revenue Service (IRS) will accept, or a court will uphold, how a Fund characterizes and treats ETNs for federal tax purposes. Further, the IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs.

Foreign Securities

Each Fund may invest in foreign securities purchased in either foreign (non-dollar denominated) or U.S. markets, including ADRs, EDRs, and GDRs. Investing in foreign securities poses unique risks: currency exchange rate fluctuations; foreign market illiquidity; emerging markets risk; increased price volatility; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; political or social instability, including policies of foreign governments which may affect their respective equity markets; foreign taxation requirements including withholding taxes; and difficulties in obtaining legal judgments. In the past, equity and debt instruments of foreign markets have been more volatile than equity and debt instruments of U.S. securities markets.

Any such investments will be made in compliance with U.S. and foreign currency restrictions, tax laws, and laws limiting the amount and types of foreign investments. Pursuit of the Funds’ investment objectives will involve currencies of the United States and of foreign countries. Consequently, changes in exchange rates, currency convertibility, and repatriation requirements may favorably or adversely affect the Funds.

ADRs may be available through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by a depositary and the issuer of the security underlying the receipt. An unsponsored facility may be established by a depositary without participation by the issuer of the security underlying the receipt. There are greater risks associated with holding unsponsored depositary receipts. For example, if the Fund holds an unsponsored depositary receipt, it will generally bear all of the costs of establishing the unsponsored facility. In addition, the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security. Whether a sponsored or unsponsored facility, there is no assurance that either would pass through to the holders of the receipts voting rights with respect to the deposited securities.

Forward Currency Contracts

Each Fund may enter into forward currency contracts in order to protect against uncertainty in the level of future foreign exchange rates. A forward contract involves an agreement to purchase or sell a specific currency at a specified future date or over a specified time period at a price set at the time of the contract. Forward currency contracts seek to protect against uncertainty in the level of future foreign exchange rates. These contracts are usually traded directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged.

A Fund may enter into forward currency contracts under two circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security until settlement. By entering into such a contract, a Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency from the date the security is purchased or sold to the date on which payment is made or received. Second, when management of a Fund believes that the currency of a specific country may deteriorate relative to the U.S. dollar, it may enter into a forward contract to sell that currency. A Fund may not hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities held in its portfolio denominated or quoted in, or bearing a substantial correlation to, such currency.

The use of forward contracts involves certain risks. The precise matching of contract amounts and the value of securities involved generally will not be possible since the future value of such securities in currencies more than likely will change between the date the contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment strategies. The Manager or the applicable Subadviser(s) believes it is important, however, to have the flexibility to enter into such contracts when it determines it is in the best interest of the Funds to do so. It is impossible to forecast what the market value of portfolio securities will be at the expiration of a contract. Accordingly, it may be necessary for a Fund to purchase additional currency (and bear the expense of such purchase) if the market value of the security is less than the amount of currency a Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of currency a Fund is obligated to deliver. A Fund is not required to enter into such transactions and will not do so unless deemed appropriate by the Manager or the applicable Subadviser(s).

Although the Funds value their assets each business day in terms of U.S. dollars, they do not intend to convert their foreign currencies into U.S. dollars on a daily basis. They will do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.

Forward contracts in which a Fund may engage include foreign exchange forwards. The consummation of a foreign exchange forward may require the actual exchange of the principal amounts of the two currencies in the contract (i.e., settlement on a physical basis); however, in some cases, a foreign exchange forward may settle on a cash basis. Because most foreign exchange forwards are physically settled through an exchange of currencies, they are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers. A foreign exchange forward generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and the prices at which they are selling various currencies. When a Fund enters into a foreign exchange forward, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction. A Fund may be required to obtain the currency that it must deliver under the foreign exchange forward through the sale of portfolio securities denominated in such currency or through conversion of other assets of a Fund into such currency.

Forward contracts in which a Fund may engage also include non-deliverable forwards (NDFs). NDFs are cash-settled, short-term forward contracts on foreign currencies (each a Reference Currency) that are non-convertible and that may be thinly traded or illiquid. NDFs involve an obligation to pay an amount (the “Settlement Amount”) equal to the difference between the prevailing market exchange rate for the Reference Currency and the agreed upon exchange rate (the NDF Rate), with respect to an agreed notional amount. NDFs have a fixing date and a settlement (delivery) date. The fixing date is the date and time at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement (delivery) date is the date by which the payment of the Settlement Amount is due to the party receiving payment.

Although NDFs are similar to foreign exchange forwards, NDFs do not require physical delivery of the Reference Currency on the settlement date. Rather, on the settlement date, the only transfer between the counterparties is the monetary settlement amount representing the difference between the NDF Rate and the prevailing market exchange rate. NDFs typically may have terms from one month up to two years and are settled in U.S. dollars.

NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions, including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations. Although NDFs historically have been traded over-the-counter, in the future, pursuant to the Dodd-Frank Act, they may be exchange-traded. Under such circumstances, they will be centrally cleared and a secondary market for them will exist. With respect to NDFs that are centrally-cleared, while central clearing is intended to decrease counterparty risk, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if the clearing organization breaches its obligations under the NDF, becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor. Even if some NDFs remain traded OTC, they will be subject to margin requirements for uncleared swaps and counterparty risk common to other swaps.

Futures Contracts

Each Fund may use futures contracts to implement its investment strategy. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency, interest rate or an index of securities, at a future time at a specified price. A contract to buy establishes a long position while a contract to sell establishes a short position.

The purchase of a futures contract on a security or an index of securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. A Fund will initially be required to deposit with the Trust’s custodian or the futures commission merchant (FCM) effecting the futures transaction an amount of “initial margin” in cash or securities, as permitted under applicable regulatory policies.

Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called “maintenance or variation margin”) to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as “marking to market.” For example, when a Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when a Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and a Fund would be required to make a maintenance margin payment to the broker.

At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position that will terminate the Fund’s position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to a Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.

Global Tactical Asset Allocation Overlay (GTAA) Strategy

In an attempt to enhance the Global Managed Volatility Fund’s return, the Fund may employ a GTAA strategy, which is a total return strategy designed to add value by benefiting from short-term and medium-term mispricing within global equity, bond, and currency markets. This strategy will be accomplished by investing the Fund’s assets in hedge or other funds that invest in short-term money market instruments and long and short positions in global equity and fixed income exchange-traded futures, currency forward contracts, and other derivative instruments such as swaps.

The GTAA strategy seeks to enhance the Fund’s return by shifting investment weightings among global bond and currency markets in an effort to capture short- and medium-term market moves. The end result is a portfolio of bond and currency positions intended to generate returns for the Fund that exceed those that could be achieved without the GTAA strategy, although there can be no guarantee that such result will be achieved. Because the GTAA strategy focuses on short- and medium-term market moves, the strategy in this portfolio is expected to change frequently.

The GTAA strategy invests in options and futures based on any type of security or index, including options and futures traded on foreign exchanges. Some options and futures strategies, including selling futures, buying puts and writing calls, hedge the strategy’s investments against price fluctuations. Other strategies, including buying futures, writing puts and buying calls, tend to increase and will broaden the strategy’s market exposure. Options and futures may be combined with each other, or with forward contracts, in order to adjust the risk and return characteristics of an overall strategy.

A GTAA strategy also may contain forward currency exchange contracts (agreements to exchange one currency for another at a future date), may buy and sell options and futures contracts relating to foreign currencies, and may purchase securities indexed to foreign currencies. Currency management strategies allow this portion of the portfolio to shift investment exposure from one currency to another or to attempt to profit from anticipated declines in the value of a foreign currency relative to the U.S. dollar. Successful implementation of a GTAA strategy depends on the judgment of the GTAA strategy manager as to the potential risks and rewards of implementing the different types of strategies.

Initial Public Offerings

Each Fund (except the Ultra Short-Term Bond Fund) may invest in initial public offerings (IPOs), which subject a Fund to the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading, and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.

Leveraged Loans

Each Fund may invest in leveraged loans. Leveraged loans are a type of bank loan and share many of the characteristics and risks discussed above. Leveraged loans are adjustable-rate bank loans made to companies rated below investment-grade. The interest rates on leveraged loans are reset periodically based upon the fluctuations of a base interest rate (LIBOR) and a “spread” above that base interest rate that represents a risk premium to the lending banks and/or other participating investors. Many bank loans bear an adjustable rate of interest; however, leveraged loans provide for a greater “spread” over the base interest rate than other bank loans because they are considered to represent a greater credit risk. Because they are perceived to represent a greater credit risk, leveraged loans possess certain attributes that are similar to high-yield securities. However, because they are often secured by collateral of the borrower, leveraged loans possess certain attributes that are similar to other bank loans.

Loan Interests and Direct Debt Instruments (bank loans)

Each Fund may invest in loan interests and direct debt instruments, which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (in the case of loans and loan participations), to suppliers of goods or services (in the case of trade claims or other receivables), or to other parties. These investments involve a risk of loss in case of the default, insolvency, or bankruptcy of the borrower.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, or are not made in a timely manner, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than unsecured loans in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks, such as a loan foreclosure, and costs and liabilities associated with owning and disposing of the collateral. In addition, it is possible that a purchaser could be held liable as a co-lender. Direct debt instruments also may involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower under the terms of the loan or other indebtedness. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent’s general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid.

For purposes of Fund investment limitations, a Fund generally will treat the borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the Fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as “issuers” for purposes of the Fund’s investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict a Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Market Capitalization

Often simply market cap, is the total value of the tradable shares of a publicly traded company; it is equal to the share price times the number of shares outstanding. As outstanding stock is bought and sold in public markets, capitalization could be used as a proxy for the public opinion of a company's net worth and is a determining factor in some forms of stock valuation. Preferred shares are not included in the calculation.

Traditionally, companies were divided into large-cap, mid-cap, and small-cap. Different numbers are used by different indexes; there is no official definition of, or full consensus agreement about, the exact cutoff values. The cutoffs may be defined as percentiles rather than in nominal dollars. The definitions expressed in nominal dollars need to be adjusted over the decades due to inflation, population change, and overall market valuation (for example, $1 billion was a large market cap in 1950, but it is not very large now), and they may be different for different countries. With respect to the USAA Total Return Strategy Fund, large-capitalization stocks are generally defined as those companies with a market capitalization of $5 billion or more.

Master Demand Notes

Each Fund may invest in master demand notes, which are obligations that permit the investment of fluctuating amounts by each Fund, at varying rates of interest using direct arrangements among the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Each Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because master demand notes are direct lending arrangements between the lender and borrower, these instruments generally will not be traded, and there generally is no secondary market for these notes, although they are redeemable (and immediately repayable by the borrower) at face value, plus accrued interest, at any time. The Manager will invest a Fund’s assets in master demand notes only if the Fund’s Board or its delegate has determined that they are of credit quality comparable to the debt securities in which the Fund generally may invest.

Master Limited Partnerships (MLPs)

Each Fund (except the Ultra Short-Term Bond Fund) may invest in MLPs. MLPs are publicly traded partnerships whose interests or “units” are traded on securities exchanges like shares of corporate stock. A typical MLP consists of a general partner and limited partners; however, some MLPs are established as limited liability companies. To be classified as a partnership for federal tax purposes, an MLP must derive at least 90% of its gross income for each taxable year from qualifying sources, including activities such as the exploration, development, mining, production, processing, refining, transportation, storage and certain marketing of mineral or natural resources. MLPs provide investors with strategic exposure to physical assets, which can be attractive in inflationary environments.

Investments in securities of an MLP involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, and dilution risks. Certain MLP securities may trade in lower volumes due to their smaller capitalizations, and may be subject to more abrupt or erratic price movements and lower market liquidity.

Investing in MLPs also involves certain risks related to the underlying assets of the MLPs. MLPs are generally considered interest-rate sensitive investments, and during periods of interest rate volatility, may not provide attractive returns. MLPs operate in the energy sector and may be adversely affected by fluctuations in the prices and levels of supply and demand for energy commodities. A decrease in the production or availability of energy commodities, including through their natural depletion over time, may adversely impact the financial performance of MLPs. MLPs are subject to significant federal, state and local government regulation in virtually every aspect of their operations. Such regulation can change over time in both scope and intensity, and such changes could increase compliance costs and adversely affect the financial performance of MLPs. There is an inherent risk that MLPs and other companies operating in the energy sector may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. Natural disasters, such as hurricanes, may also impact MLPs.

MLPs also are subject to risks relating to their complex tax structure, including the risk that a change in current tax law or a change in the business of a given MLP could cause an MLP to lose its tax status as a partnership, which may reduce the value of a Fund’s investment in the MLP and lower income to a Fund. Depreciation or other cost recovery deductions passed through to a Fund from any investments in MLPs in a given year will generally reduce a Fund’s taxable income, but those deductions may be recaptured in one or more subsequent years. When recognized and distributed, recapture income will generally be taxable to Fund shareholders at the time of the distribution at ordinary income tax rates, even though those shareholders might not have held shares in the Fund at the time the deductions were taken, and even though those shareholders may not have corresponding economic gain on their shares at the time of the recapture.

Mortgage-Backed Securities

Each Fund may invest in mortgage-backed securities. Mortgage-backed securities include, but are not limited to, securities issued by the Government National Mortgage Association (Ginnie Mae or GNMA), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac). These securities represent ownership in a pool of mortgage loans. They differ from conventional bonds in that principal is paid back to the investor as payments are made on the underlying mortgages in the pool. Accordingly, a Fund receives monthly scheduled payments of principal and interest along with any unscheduled principal prepayments on the underlying mortgages. Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long-term interest rates for the investor. Like other fixed income securities, when interest rates rise, the value of mortgage-backed securities with prepayment features will generally decline. In addition, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The weighted average life of such securities is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. Until recently, Fannie Mae and Freddie Mac were government-sponsored corporations owned entirely by private stockholders. Both issue mortgage-related securities that contain guarantees as to timely payment of interest and principal but that are not backed by the full faith and credit of the U.S. Government. The value of the companies’ securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses. The U.S. Treasury has historically had the authority to purchase obligations of Fannie Mae and Freddie Mac. In addition, in 2008, due to capitalization concerns, Congress provided the U.S. Treasury with additional authority to lend Fannie Mae and Freddie Mac emergency funds and to purchase the companies’ stock, as described below. In September 2008, the U.S. Treasury and the Federal Housing Finance Agency (FHFA) announced that Fannie Mae and Freddie Mac had been placed in conservatorship.

Since 2009, Fannie Mae and Freddie Mac have received significant capital support through U.S. Treasury preferred stock purchases and Federal Reserve purchases of their mortgage backed securities. While the Federal Reserve’s purchases have terminated, the U.S. Treasury announced in December 2009 that it would continue its support for the entities’ capital as necessary to prevent a negative net worth. From the end of 2007 through the second quarter of 2014, Fannie Mae and Freddie Mac required U.S. Treasury support of approximately $187.5 billion through draws under the preferred stock purchase agreements. They have paid approximately $218.7 billion in dividends. Fannie Mae and Freddie Mac ended the second quarter of 2014 with positive net worth, and neither has required a draw from the U.S. Treasury since the second quarter of 2012. However, FHFA had previously predicted that cumulative U.S. Treasury draws (including dividends) at the end of 2015 could range from $191 billion to $209 billion. Accordingly, no assurance can be given that the Federal Reserve, U.S. Treasury, or FHFA initiatives will ensure that Fannie Mae or Freddie Mac will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue beyond that date. In addition, Fannie Mae and Freddie Mac also are the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. Government reportedly is considering multiple options, ranging from significant reform, nationalization, privatization, consolidation, or abolishment of the entities.

Each Fund also may invest in mortgage-backed securities that include collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBSs), stripped mortgage-backed securities (SMBSs), interest only commercial mortgage-backed securities (CMBS IOs), and mortgage dollar rolls.

CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are divided into pieces (tranches) with varying maturities. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable maturities than regular mortgage securities but such maturities can be difficult to predict because of the effect of prepayments. Failure to accurately predict prepayments can adversely affect a Fund’s return on these investments. CMOs also may be less marketable than other securities.

CMBSs include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, apartments, hotels and motels, nursing homes, hospitals and senior living centers. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations. CMBSs may be less liquid and exhibit greater price volatility than other types of mortgage-backed securities.

SMBSs are derivative multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing. SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, established trading markets for these types of securities are not as developed and, accordingly, these securities may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

CMBS IOs are similar to the SMBS described above, but are contrasted by being backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. Therefore, they generally have less prepayment risk than SMBS, and are also less sensitive to interest rate changes. CMBS IOs are subject to default-related prepayments that may have a negative impact on yield.

In mortgage dollar roll transactions, a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. While the Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. At the time a Fund enters into a mortgage dollar roll, it designates on its books and records cash or liquid securities to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by a Fund. The mortgage dollar rolls entered into by a Fund may be used as arbitrage transactions in which the Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll. Because a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage.

Municipal Lease Obligations

Each Fund may invest in municipal lease obligations, installment purchase contract obligations, and certificates of participation in such obligations (collectively, lease obligations). Lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged, although lease obligations are ordinarily backed by a municipality’s covenant to budget for the payments due under the lease obligation.

Certain lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In evaluating a potential investment in such a lease obligation, the Manager or the applicable Subadviser(s) will consider: (1) the credit quality of the obligor; (2) whether the underlying property is essential to a governmental function; and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation.

Options on Securities, Securities Indexes and Futures Contracts

Each Fund may purchase and sell options on securities or securities indexes and options on futures contracts to implement its investment strategy. There are two basic types of options: “puts” and “calls.” Each type of option can be used to establish either a long or a short position, depending upon whether a Fund is the purchaser or a writer of the option. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.

Purchased options have limited risk equal to the amount of the premium paid for the option. Such options afford the opportunity for gain corresponding to the increase or decrease in the value of the optioned asset. In general, a purchased put increases in value as the value of the underlying security falls and a purchased call increases in value as the value of the underlying security rises.

The principal reason to write options is to generate extra income (the premium paid by the buyer). Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, that is, when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, that is, the difference between the agreed-upon price that a Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires, or until the option is expired. To secure its obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.

Among the options that a Fund may purchase or sell are options on a securities index. In general, options on an index of securities are similar to options on the securities themselves except that delivery requirements are different. For example, a put option on an index of securities does not give the holder the right to make actual delivery of a basket of securities but instead gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity securities, or futures contracts, a Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. In connection with the use of such options, a Fund may cover its position by identifying assets having a value equal to the aggregate face value of the option position taken.

Indexed Securities are instruments whose prices are indexed to the prices of other securities, securities indices, commodities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Inflation-protected securities, for example, can be indexed to a measure of inflation, such as the Consumer Price Index (CPI). Commodity-indexed securities, for example, can be indexed to a commodities index such as the Dow Jones-UBS Commodity Index Total Return.

The performance of indexed securities depends to a great extent on the performance of the security, currency, commodity, or other instrument or measure to which they are indexed, and also may be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments or measures. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, the U.S. Treasury, and certain other U.S. government agencies. In calculating a Fund’s dividends, index-based adjustments may be considered income.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

Periodic Auction Reset Bonds

Each Fund may invest in periodic auction reset bonds. Periodic auction reset bonds are bonds whose interest rates are reset periodically through an auction mechanism. For purposes of calculating the portfolio weighted average maturity of each Fund, the maturity of periodic auction reset bonds will be deemed to be the next interest reset date, rather than the remaining stated maturity of the instrument.

Periodic auction reset bonds, similar to short-term debt instruments, are generally subject to less interest rate risk than long-term fixed rate debt instruments because the interest rate will be periodically reset in a market auction. Periodic auction reset bonds with a long remaining stated maturity (i.e., ten years or more), however, could have greater market risk than fixed short-term debt instruments, arising from the possibility of auction failure or insufficient demand at an auction, resulting in failure to reset the interest rate to a market rate that would support fair value that approximates par value and in greater price volatility of such instruments compared to fixed short-term bonds.

Preferred Stocks

Each Fund may invest in preferred stocks. Preferred stocks represent a class of capital stock. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. Preferred stockholders do not ordinarily enjoy any of the voting rights of common stockholders. Most preferred stock is cumulative, meaning that if dividends are passed (not paid for any reason), they accumulate and must be paid before common dividends. Typically, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. However, an adjustable-rate preferred stock pays a dividend that is adjustable, usually quarterly, based on changes in the Treasury bill rate or other money market rates. A convertible preferred stock is exchangeable for a given number of common shares and thus tends to be more volatile than nonconvertible preferred, which behaves more like a fixed-income bond. The main benefit to owning preferred stock is that the investor has a greater claim on the company’s assets than common stockholders. Preferred stockholders always receive their dividends first and, in the event the company goes bankrupt, preferred stockholders are paid off before common stockholders. A Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.

Put Bonds

Each Fund’s assets may be invested in tax-exempt securities (including securities with variable interest rates) that may be redeemed or sold back (put) to the issuer of the security or a third party prior to stated maturity (put bonds). Such securities will normally trade as if maturity is the earlier put date, even though stated maturity is longer. Under at Fund’s portfolio allocation procedure, maturity for put bonds is deemed to be the date on which the put becomes exercisable.

Real Estate Investment Trusts (REITs)

Each Fund may invest a portion of its assets in equity securities of REITs, and may be subject to certain risks associated with direct investments in real estate. In addition, each Fund may invest a portion of its assets in the debt and preferred securities of REITs and, therefore, may be subject to certain other risks, such as credit risk, associated with investment in these securities. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Furthermore, REITs are dependent upon the specialized management skills of their managers and may have limited geographic diversification, thereby subjecting them to risks inherent in financing a limited number of projects. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. A shareholder in a Fund that invests in REITs will bear not only its proportionate share of the expenses of the Fund, but also will bear, indirectly, the management expenses of the underlying REITs.

Separate Trading of Registered Interest and Principal of Securities (STRIPS)

Each Fund may invest in STRIPS, which are U.S. Treasury securities that allow the investor to hold and trade the individual interest and principal components of eligible Treasury notes and bonds as separate securities. STRIPS can only be purchased and held through financial institutions and government securities brokers and dealers. These securities are backed by the full faith and credit of the U.S. government.

Short Sales

Each Fund's (except the Ultra Short-Term Bond Fund's) assets may be invested in short sales. When the Fund takes a long position, it purchases a stock outright. When the Fund takes a short position, it sells at the current market price a stock it does not own but has borrowed in anticipation that the market price of the stock will decline. To complete, or close out, the short sale transaction, the Fund buys the same stock in the market and returns it to the lender. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest, which accrue during the period of the loan. To borrow the security, the Fund may also be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. The Fund makes money when the market price of the borrowed stock goes down and the Fund is able to replace it for less than it earned by selling it short. Alternatively, if the price of the stock goes up after the short sale and before the short position is closed, the Fund will lose money because it will have to pay more to replace the borrowed stock than it received when it sold the stock short.

The Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that the borrowed securities be returned to it on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, a “short squeeze” can occur. A short squeeze occurs when demand is greater than supply for the stock sold short. A short squeeze makes it more likely that the Fund will have to cover its short sale at an unfavorable price. If that happens, the Fund will lose some or all of the potential profit from, or even incur a loss as a result of, the short sale.

Until the Fund closes its short position or replaces the borrowed security, the Fund will designate liquid assets it owns (other than the short sales proceeds) as segregated assets to the books of the broker and/or its custodian in an amount equal to its obligation to purchase the securities sold short, as required by the 1940 Act. The amount segregated in this manner will be increased or decreased each business day equal to the change in market value of the Fund’s obligation to purchase the security sold short. If the lending broker requires the Fund to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), which may be as much as 50% of the value of the securities sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets the Fund is required to segregate to cover the short sale obligation pursuant to the 1940 Act. The amount segregated must be unencumbered by any other obligation or claim than the obligation that is being covered. The Fund believes that short sale obligations that are covered, either by an offsetting asset or right (acquiring the security sold short or having an option to purchase the security sold short at exercise price that covers the obligation), or by the Fund’s segregated asset procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to the Fund’s borrowing restrictions. This requirement to segregate assets limits the Fund’s leveraging of its investments and the related risk of losses from leveraging. The Fund also is required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.

Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the Fund must pay to a lender of the security. In addition, because the Fund’s loss on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, the Fund’s loss on a long position arises from decreases in the value of the security held by the Fund and therefore is limited by the fact that a security’s value cannot drop below zero.

The use of short sales, in effect, leverages the Fund’s portfolio, which could increase the Fund’s exposure to the market, magnify losses, and increase the volatility of returns.

Although the Fund’s share price may increase if the securities in its long portfolio increase in value more than the securities underlying its short positions, the Fund’s share price may decrease if the securities underlying its short positions increase in value more than the securities in its long portfolio.

Structured Notes

Each Fund may invest in Structured Notes. Structured Notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. A structured note may be positively, negatively or both positively and negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s). Structured or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.

Synthetic Instruments

Each Fund may invest in tender option bonds, bond receipts, and similar synthetic municipal instruments. A synthetic instrument is a security created by combining an intermediate or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice. This right to sell is commonly referred to as a tender option. Usually, the tender option is backed by a conditional guarantee or letter of credit from a bank or other financial institution. Under its terms, the guarantee may expire if the municipality defaults on payments of interest or principal on the underlying bond, if the credit rating of the municipality is downgraded, or interest on the underlying bond loses its tax-exempt status. Synthetic instruments involve structural risks that could adversely affect the value of the instrument or could result in a Fund’s holding an instrument for a longer period of time than originally anticipated. For example, because of the structure of a synthetic instrument, there is a risk that a Fund will not be able to exercise its tender option.

Swap Arrangements

Each Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase of caps, floors and collars as described below. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. Cleared swaps are transacted through

FCMs that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts.

In an interest rate swap a Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay a Fund a fixed rate of interest on the notional principal amount. In a currency swap a Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, a Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. The purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas the purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines buying a cap and selling a floor.

Most swaps entered into by a Fund will be on a net basis. For example, in an interest rate swap, amounts generated by application of the fixed rate and floating rate to the notional principal amount would first offset one another, with a Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, a Fund will set up a segregated custodial account to hold liquid assets, including cash. For swaps entered into on a net basis, assets will be segregated having an NAV equal to any excess of a Fund’s accrued obligations over the accrued obligations of the other party; for swaps on other than a net basis, assets will be segregated having a value equal to the total amount of a Fund’s obligations. Collateral is treated as illiquid.

Swap agreements historically have been individually negotiated and most swap arrangements are currently traded over-the-counter. Certain standardized swaps currently are, and more in the future will be, centrally cleared and traded on either a swap execution facility or a designated contract market. Cleared swaps are transmitted through futures commission merchants that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. Central clearing is expected to decrease counterparty risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterpart to each participant's swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. For example, swaps that are centrally cleared are subject to the creditworthiness of the clearing organization involved in the transaction. An investor could lose margin payments it has deposited with its futures commission merchant as well as the net amount of gains not yet paid by the clearing organization if the clearing organization becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor. In addition, depending on the size of a portfolio and other factors, the margin required under the rules of a clearinghouse and by a clearing member futures commission merchant may be in excess of the collateral required to be posted by a portfolio to support its obligations under a similar uncleared swap. It is expected, however, that regulators will adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could reduce the distinction.

These swap arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of a Fund’s portfolio. However, a Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by applicable law. In entering into a swap arrangement, a Fund is dependent upon the creditworthiness and good faith of the counterparty. A Fund will attempt to reduce the risk of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation and in some cases transacting in swaps that are centrally cleared and exchange traded. As a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and generally will not be centrally cleared or traded on an exchange and, accordingly, they are less liquid than traditional swap transactions.

A Fund may enter into interest rate swaps, the use of which is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Manager or the applicable Subadviser(s) is incorrect in its forecasts of market values, interest rates, or other applicable factors, the investment performance of a Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Manager or the applicable Subadviser(s) is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

A Fund may enter into credit default swap contracts (CDSs) for investment purposes. If a Fund is a seller of a CDS contract, the Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, a Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Fund would keep the stream of payments and would have no payment obligations. As the seller, a Fund would be subject to investment exposure on the notional amount of the swap in that the Fund would have to pay the buyer the full par (or other agreed upon) value of the referenced debt obligation even though such obligation went into default. As seller, a Fund is not required to remain in the CDS contract until default or maturity and could terminate the contract and incur a realized gain or loss.

A Fund also may purchase CDS contracts in order to hedge against the risk of default of debt securities it holds, in which case the Fund would function as the counterparty referenced above. This would involve the risk that the swap may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk; the seller may fail to satisfy its payment obligations to the Fund in the event of a default. As buyer, a Fund is not required to remain in the CDS contract until default or maturity and could terminate the contract and incur a realized gain or loss.

The swaps market was largely unregulated prior to the enactment of the Dodd-Frank Act. The Dodd-Frank Act has changed the way the U.S. swap market is supervised and regulated. Developments in the swaps market under final implementing regulations under the Dodd-Frank Act will adversely affect a Fund’s ability to enter into certain swaps in the over-the-counter market (and requires that certain of such instruments be exchange-traded and centrally cleared). Dodd-Frank Act developments also could adversely affect a Fund’s ability to support swap trades with collateral, terminate new or existing swap agreements, or realize amounts to be received under such instruments. Regulations that are being developed by the CFTC and banking regulators will require a Fund to post margin on over-the-counter swaps, and clearing organizations and exchanges require minimum margin requirements for exchange-traded and cleared swaps. These changes under the Dodd-Frank Act may increase the cost of a Fund’s swap investments, which could adversely affect Fund investors.

Tax-Exempt Securities

Each Fund may invest in tax-exempt securities, which include the following: general obligation bonds, which are secured by the issuer’s pledge of its faith, credit, and taxing power for the payment of principal and interest; revenue bonds, which are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, but not from the general taxing power; and certain types of industrial development bonds issued by or on behalf of public authorities to obtain funds for privately operated facilities, provided that the interest paid on such securities qualifies as exempt from federal income taxes even though it may be an item of tax preference for purposes of the federal alternative minimum tax).

Treasury Inflation-Protected Securities (TIPS)

Each Fund may invest in TIPS, which are U.S. Treasury securities that have been designed to provide a real rate of return after being adjusted over time to reflect the impact of inflation. Their principal value periodically adjusts to account for the rate of inflation. They trade at prevailing real, or after inflation, interest rates. The U.S. Treasury guarantees repayment of at least the face value of these securities of in the event of sustained deflation or a drop in prices.

Variable-Rate Demand Notes (VRDNs)

Each Fund may invest in VRDNs, which provide the right to sell the securities at face value on either that day or within the rate reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to a rate that reflects current market conditions. The effective maturity for these instruments is deemed to be less than 397 days in accordance with detailed regulatory requirements. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by at Fund depending on the proportion of such securities held. VRDNs are tax-exempt securities.

Zero Coupon Bonds

Each Fund may invest in zero coupon bonds. A zero coupon bond is a security that is sold at a deep discount from its face value (“original issue discount”), makes no periodic interest payments, and is redeemed at face value when it matures. The lump sum payment at maturity increases the price volatility of the zero coupon bond to changes in interest rates when compared to a bond that distributes a semiannual coupon payment. In calculating its income, a Fund accrues the daily amortization of the original issue discount.

INVESTMENT RESTRICTIONS

Certain investment restrictions of the Funds have been adopted as fundamental policies of each Fund. A fundamental policy may not be changed without the approval of a majority of the outstanding voting securities of a Fund, as the case may be. A majority of the outstanding voting securities under the 1940 Act, and as used in this SAI and the prospectus, means, the lesser of (1) 67% or more of the outstanding voting securities of a Fund, as the case may be, present at a meeting, if the holders of more than 50% of the outstanding voting securities of a Fund, as the case may be, are present or represented by proxy or (2) more than 50% of the outstanding voting securities of a Fund, as the case may be. The investment restrictions of one Fund may thus be changed without affecting those of any other Fund.

As a matter of fundamental policy, the Funds:

(1)	may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

(2)
may not (except for the Nasdaq-100 Index Fund) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry. The Nasdaq-100 Index Fund will concentrate to approximately the same extent that its underlying index concentrates in the stocks of such particular industry or group of industries.

(3)	may not issue senior securities, except as permitted under the 1940 Act.

(4)
may not underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities.

(5)	may make loans only as permitted under the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief.

(6)
may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling, and entering into financial futures contracts (including futures contracts on indices of securities, interest rates, and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates, and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts, or other derivative instruments that are not related to physical commodities.

(7)
may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that each Fund may invest in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.

With respect to the Funds' concentration policies as described above, the Manager and Subadviser(s), where applicable, determine “industry” by using various recognized industry classification services including, but not limited to industry classifications established by S&P, Bloomberg L.P., and Frank Russell Company, with certain modifications. The Manager and Subadviser(s) also may include additional industries as separate classifications, to the extent applicable. Because the Manager has determined that certain categories within, or in addition to, those set forth by S&P have unique investment characteristics, additional industries may be included as industry classifications. The Manager classifies municipal obligations by projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds, or higher education revenue bonds. In addition, the Fund may not concentrate investments in any one industry, up to, but not including 25% of the value of its total assets in one industry.

Additional Restriction

The following restrictions are not considered to be a fundamental policy of the Funds. The Board may change this additional restriction without notice to or approval by the shareholders.

With respect to the S&P 500 Index Fund, the Nasdaq-100 Index Fund, and the Ultra Short-Term Bond Fund each Fund has a policy regarding how 80% of its assets will be invested. The S&P 500 Index Fund has an investment policy that requires it to invest at least 80% of its assets in the common stocks of companies composing the S&P 500 Index. The Nasdaq-100 Index Fund has an investment policy that requires it to invest at least 80% of its assets in the common stocks of companies composing the Nasdaq-100 Index. In addition, the Ultra Short-Term Bond Fund has an investment policy that requires it to invest normally at least 80% of its assets in investment-grade debt securities that have a dollar-weighted average portfolio maturity of 18 months or less. To the extent required by SEC rules, these policies may be changed upon 60 days’ written notice to the applicable Fund's shareholders.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

S&P 500 Index Fund and Nasdaq-100 Index Fund

With respect to the S&P 500 Index Fund and the Nasdaq-100 Index Fund, Northern Trust Investments (NTI) is responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for the Funds, the selection of brokers, dealers and futures commission merchants to effect transactions and the negotiation of brokerage commissions, if any. Broker-dealers may receive brokerage commissions on portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker-dealer or futures commission merchant, including to the extent and in the manner permitted by applicable law, NTI or its subsidiaries or affiliates. Purchases and sales of certain portfolio securities on behalf of the Funds are frequently placed by NTI with the issuer or a primary or secondary market-maker for these securities on a net basis, without any brokerage commission being paid by the Funds. Trading does, however, involve transaction costs. Transactions with dealers serving as market-makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made that will include an underwriting fee paid to the underwriter.

NTI seeks to evaluate the overall reasonableness of the brokerage commissions paid (to the extent applicable) in placing orders for the purchase and sale of securities for the Funds taking into account such factors as price, commission (negotiable in the case of national securities exchange transactions), if any, size of order, difficulty of execution and skill required of the executing broker-dealer through familiarity with commissions charged on comparable transactions, as well as by comparing commissions paid by the Funds to reported commissions paid by others. NTI reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

NTI is authorized, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, when placing portfolio transactions for the Funds with a broker to pay a brokerage commission (to the extent applicable) in excess of that which another broker might have charged for effecting the same transaction on account of the receipt of research, market or statistical information. The term “research, market or statistical information” includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.

Higher commissions may be paid to firms that provide research services to the extent permitted by law. NTI may use this research information in managing the Funds’ assets, as well as the assets of other clients.

Except for implementing the policies stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof. In effecting transactions in over-the-counter securities, orders are placed with the principal market-makers for the security being traded unless, after exercising care, it appears that more favorable results are available otherwise.

Although certain research, market and statistical information from brokers and dealers can be useful to the Funds and to NTI, it is the opinion of the management of the Funds that such information is only supplementary to NTI’s own research effort, since the information must still be analyzed, weighed and reviewed by NTI’s staff. Such information may be useful to NTI in providing services to clients other than the Funds, and not all such information is used by NTI in connection with the S&P 500 Index and Nasdaq-100 Index Funds. Conversely, such information provided to NTI by brokers and dealers through whom other clients of NTI effect securities transactions may be useful to NTI in providing services to the S&P 500 Index and Nasdaq-100 Index Funds.

In certain instances there may be securities that are suitable for the S&P 500 Index and Nasdaq-100 Index Funds as well as for one or more of NTI’s other clients. Investment decisions for the Funds and for NTI’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, it is believed that the ability of the Funds to participate in volume transactions will produce better executions for the Funds.

During the fiscal year ended December 31, 2014 , the Nasdaq-100 Index Fund paid no brokerage fees to the regular broker-dealers (the ten largest broker-dealers through whom the Fund purchased securities) or the parents of the regular broker-dealers while the S&P 500 Index Fund purchased securities of the following regular broker-dealers (the ten largest broker-dealers through whom the S&P 500 Index Fund purchased securities) or the parents of the regular broker-dealers.

Regular Broker-Dealer	Value of Securities
JP Morgan Chase & Co.	$x
Citigroup Global Markets, Inc.	$x
Bank of America Corp	$x
Goldman Sachs Group, Inc.	$x
Morgan Stanley & Company Inc.	$x
State Street Bank & Trust Company	$x

Brokerage Commissions

During the last three fiscal years ended December 31, the funds paid the following aggregate brokerage fees:

Fund	2014	2013	2012
S&P 500 Index Fund		$29,499	$154,140*
Nasdaq-100 Index Fund		$14,144	$22,416
*A large redemption out of the Fund during the year resulted in the significant increase in brokerage commissions.

During the last three fiscal years ended December 31, the Funds paid no affiliated brokerage fees to USAA Brokerage Services, an affiliated discount brokerage service of the Manager. The Manager or NTI directed a portion of the Nasdaq-100 Index Fund’s brokerage transactions to certain broker-dealers that provided the Manager or NTI with research, analysis, advice, and similar services.

For the fiscal year ended December 31, 2014 , such brokerage transactions and related commissions and/or underwriting concessions amounted to the following:

	Commissions/
Fund	Underwriting Concessions	Transaction Amounts
Nasdaq-100 Index Fund	$6	$49,196

Portfolio Turnover Rates

The rate of portfolio turnover of a Fund will not be a limiting factor when the Manager or NTI deems changes in the Fund’s portfolio appropriate in view of its investment objective. Ordinarily, a Fund will not sell portfolio securities solely to achieve short-term profits, although a Fund may sell portfolio securities without regard to the length of time held if consistent with the Fund’s investment objective.

The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year. Options transactions whose maturities or expiration dates at the time of acquisition were one year or less and short-term investments such as, but not limited to, commercial paper, short-term U.S. government securities, and variable rate demand notes (those securities with put date intervals of less than one year) are not considered when computing the portfolio turnover rate.

For the last two fiscal years ended December 31, the Funds’ portfolio turnover rates were as follows:

Fund	2014	2013
S&P 500 Index Fund	3%	3%
Nasdaq-100 Index Fund	6%	11%

Total Return Strategy Fund, Ultra Short-Term Bond Fund, Real Return Fund, Global Managed Volatility Fund, and Flexible Income Fund

The Manager (or the applicable Subadviser), subject to the general control of the Board, places all orders for the purchase and sale of Funds securities. In executing portfolio transactions and selecting brokers and dealers, it is the Trust’s policy to seek the best overall terms available. The Manager or the applicable Subadviser shall consider such factors as it deems relevant, including the breadth of the market in the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction or on a continuing basis. Securities purchased or sold in the over-the-counter market will be executed through principal market makers, except when, in the opinion of the Manager or the applicable Subadviser, better prices and execution are available elsewhere. In addition, the Manager or the applicable Subadviser may affect certain “riskless principal” transactions through certain dealers in over-the-counter markets under which mark-ups or mark-downs (which in this context may be deemed the equivalent of commissions) are paid on such transactions.

The Funds will have no obligation to deal with any particular broker or group of brokers in the execution of portfolio transactions. The Funds contemplates that, consistent with obtaining the best overall terms available, brokerage transactions may be effected through USAA Brokerage Services, an affiliated discount brokerage service of the Manager and through affiliated brokers of the applicable Subadviser. The Board has adopted procedures in conformity with the requirements of Rule 17e-1 under the 1940 Act designed to ensure that all brokerage commissions paid to USAA Brokerage Services or any broker affiliated directly or indirectly with the Funds or the Manager or the applicable Subadviser are reasonable and fair. The Board has authorized the Manager or the applicable Subadviser for the Funds to effect portfolio transactions for the Funds on any exchange of which the Manager (or any entity or person associated with the Manager or the Subadviser) is a member and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations.

The Board has approved procedures in conformity with the requirements of Rule 10f-3 under the 1940 Act whereby the Funds may purchase securities that are offered in underwritings in which an affiliate of the Manager and/or a Subadviser participates. These procedures prohibit the Funds from directly or indirectly benefiting an affiliate of the Manager and/or a Subadviser in connection with such underwritings. In addition, for underwritings where the Manager and/or a Subadviser participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Funds could purchase in the underwritings.

In the allocation of brokerage business used to purchase securities for the Funds, preference may be given to those broker-dealers who provide research and brokerage services to the Manager or the applicable Subadviser as long as there is no sacrifice in obtaining the best overall terms available. Payment for such services may also be generated through fixed price public offering underwriting concessions from purchases of new issue fixed-income securities. Such research and brokerage services may include, for example: advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and various functions incidental to effecting securities transactions, such as clearance and settlement. These research services may also include access to research on third party databases, such as historical data on companies, financial statements, earnings history and estimates, and corporate releases; real-time quotes and financial news; research on specific fixed income securities; research on international market news and securities; and rating services on companies and industries. Thus, the Manager or the applicable Subadviser may be able to supplement its own information and to consider the views and information of other research organizations in arriving at its investment decisions. If such information is received and it is in fact useful to the Manager or the applicable Subadviser, it may tend to reduce the Manager’s or the applicable Subadviser's costs.

In return for such services, the Funds may pay to a broker a “higher commission” (as such term may be interpreted by the SEC) than may be charged by other brokers, provided that the Manager or the applicable Subadviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or of the overall responsibility of the Manager or the applicable Subadviser to the Funds and its other clients. The receipt of research from broker-dealers that execute transactions on behalf of the Trust may be useful to the Manager or the applicable Subadviser in rendering investment management services to other clients (including affiliates of the Manager or the applicable Subadviser); and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other clients (including affiliates of the Manager) may be useful to the Manager or the applicable Subadviser in carrying out its obligations to the Trust. Such research is available to and may be used by the Manager in providing investment advice to all clients (including affiliates of the Manager or the applicable Subadviser);however, such research need not always be used by the Manager or the applicable Subadviser for the benefit of the Trust. Such research and services will be in addition to and not in lieu of research and services provided by the Manager or the applicable Subadviser, and the expenses of the Manager or the applicable Subadviser will not necessarily be reduced by the receipt of such supplemental research. See the section entitled Investment Adviser.

The Manager or the applicable Subadviser continuously reviews the performance of the broker-dealers with whom it places orders for transactions. A periodic evaluation is made of brokerage transaction costs and services. In evaluating the performance of brokers and dealers, the Manager or the applicable Subadviser considers whether the broker-dealer has generally provided the Manager or the applicable Subadviser with the best overall terms available, which includes obtaining the best available price and most favorable execution.

To the extent permitted by applicable law, and in all instances subject to the Funds’ policies regarding best execution, the Manager or the applicable Subadviser may allocate brokerage transactions to broker-dealers that have entered into commission recapture arrangements in which the broker-dealer allocates a portion of the commissions paid by the Funds toward the reduction of the Funds’ expenses. Securities of the same issuer may be purchased, held, or sold at the same time by the Trust for any or all of its Funds or other accounts or companies for which the Manager acts as the investment adviser (including affiliates of the Manager). On occasions when the Manager or the applicable Subadviser deems the purchase or sale of a security to be in the best interest of the Trust, as well as the Manager or the applicable Subadviser, the Manager or the applicable Subadviser, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the Trust with those to be sold or purchased for other customers in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager or the applicable Subadviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such customers, including the Trust. In some instances, this procedure may affect the price and size of the position obtainable for the Trust.

The Trust pays no brokerage commissions as such for debt securities. The market for such securities is typically a “dealer” market in which investment dealers buy and sell the securities for their own accounts, rather than for customers, and the price may reflect a dealer’s mark-up or mark-down. In addition, some securities may be purchased directly from issuers.

As of the fiscal year ended December 31, 2014 , the Total Return Strategy Fund did not own securities of the regular broker-dealers (the ten largest broker-dealers through whom the Funds purchased securities) or the parents of the regular broker-dealers while the Ultra Short-Term Bond Fund, Real Return Fund, Global Managed Volatility Fund, and Flexible Income Fund owned securities of the following regular broker-dealers (the ten largest broker-dealers through whom the Funds purchased securities) or the parents of the regular broker-dealers.

Regular Broker-Dealer	Value of Securities
Citigroup Global Markets, Inc.
Ultra Short-Term Bond Fund	$x
Real Return Fund	$x
Morgan Stanley
Ultra Short-Term Bond Fund	$x
Deutsche Bank Securities, Inc.
Real Return Fund	$x
Goldman Sachs
Global Managed Volatility Fund	$x
Real Return Fund	$x
Citigroup Inc.
Global Managed Volatility Fund	$x
Banc of America Corp
Ultra Short-Term Fund	$x
Global Managed Volatility Fund	$x
JP Morgan Chase & Co.
Global Managed Volatility Fund	$x
State Street Bank & Trust Company
Real Return Fund	$x
Ultra Short-Term Fund	$x
Flexible Income Fund	$x
JP Morgan Securities, Inc.
Ultra Short-Term Fund	$x
Real Return Fund	$x
Flexible Income Fund	$x
UBS AG
Global Managed Volatility Fund	$x

During the last three fiscal years ended December 31, the Funds paid the following in brokerage fees.

Fund	2014	2013	2012
Total Return Strategy Fund		$462,766	$477,303
Real Return Fund		$99,121	$27,992
Global Managed Volatility Fund		$1,848,534	$2,967,582
Flexible Income Fund*		$19,685	—
* Fund began operations July 12, 2013.

During the last three fiscal years ended December 31, the Funds paid no affiliated brokerage fees to USAA Brokerage Services, an affiliated discount brokerage service of the Manager.

The Manager or the applicable Subadviser directed a portion of certain Funds' brokerage transactions to certain broker-dealers that provided the Manager or the applicable Subadviser with research, analysis, advice, and similar services. For the fiscal year ended December 31, 2014, such brokerage transactions and related commissions and/or underwriting concessions amounted to the following:

Fund	Commissions/Underwriting Concessions	Transaction Amounts
Nasdaq-100 Index Fund	$10	$69,924
Total Return Strategy Fund	$6,058	$84,626,426
Real Return Fund	$671	$7,667,148
Global Managed Volatility Fund	$889	$10,646,584
Flexible Income Fund	$3,312	$13,170,484

Portfolio Turnover Rates

The rate of portfolio turnover of a Fund will not be a limiting factor when the Manager or the applicable Subadviser deems changes in the Fund’s portfolio appropriate in view of its investment objective. Ordinarily, the Ultra Short-Term Bond, Real Return, Global Managed Volatility, and Flexible Income Funds will not purchase or sell securities solely to achieve short-term trading profits, although a Fund may sell portfolio securities without regard to the length of time held if consistent with the Fund’s investment objective. The Total Return Strategy Fund, however, may also purchase and sell securities solely to achieve short-term trading profits. These activities may increase the portfolio turnover rate for the Fund, which may result in the Fund incurring higher brokerage costs and realizing more taxable gains than would otherwise be the case in the absence of such activities.

The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year. Options transactions whose maturities or expiration dates at the time of acquisition were one year or less and short-term investments such as, but not limited to, commercial paper, short-term U.S. government securities, and variable rate demand notes (those securities with put date intervals of less than one year) are not considered when computing the portfolio turnover rate.

For the last two fiscal years ended December 31, the Funds’ portfolio turnover rates were as follows:

Fund	2014	2013
Total Return Strategy Fund	88%	105%
Ultra Short-Term Bond Fund	31%	39%
Real Return Fund	24%	41%
Global Managed Volatility Fund	147%	92%
Flexible Income Fund*	90%	39%
* Fund began operations July 12, 2013.

FUND HISTORY AND DESCRIPTION OF SHARES

The Trust, formerly known as USAA State Tax-Free Trust, is an open-end management investment company established as a statutory trust under the laws of the state of Delaware pursuant to a Master Trust Agreement dated June 21, 1993, as amended. The Trust is authorized to issue shares of beneficial interest in separate portfolios. Fifty-two such portfolios have been established, seven of which are described in this SAI.

The Funds are classified as diversified, except the Nasdaq-100 Index Fund and Real Return Fund which are classified as nondiversified. The Trust is permitted to offer additional funds or classes of shares. Each class of shares of a Fund is a separate share class of a Fund and is not a separate mutual fund. The S&P 500 Index and Nasdaq-100 Index Funds formerly were series of USAA Mutual Fund, Inc., a Maryland corporation, and were reorganized into the Trust in August 2006. The S&P 500 Index Fund was established on February 9, 1996, and commenced public offering of its shares on May 2, 1996. The S&P 500 Index Fund offers two classes of shares, one identified as the Member Class and one identified as the Reward Class. The Reward Class was established on February 20, 2002, and commenced public offering of its shares on May 1, 2002. The Nasdaq-100 Index Fund was established on July 19, 2000, and commenced public offering of its shares on October 30, 2000. The Total Return Strategy Fund, Ultra Short-Term Bond Fund, Real Return Fund, Global Managed Volatility Fund offer two classes of shares, identified as Fund Shares and Institutional Shares. The Fund Shares currently are available for investment through a USAA member account with the Manager, USAA Brokerage Services, or certain other financial intermediaries the Fund may approve from time to time. The Institutional Shares currently are available for investment through a USAA managed account program, other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA Fund participating in a USAA fund-of-funds investment strategy. The Total Return Strategy Fund, formerly a series of USAA Investment Trust, a Massachusetts business trust, began offering Fund Shares on January 24, 2005, and was reorganized into the Trust in August 2006, and commenced offering Institutional Shares on July 12, 2013. The Ultra Short-Term Bond and Real Return Fund were established June 25, 2010, and commenced offering shares on October 18, 2010, and the Ultra Short-Term Bond Fund commenced offering Institutional Shares on July 12, 2013. The Global Managed Volatility

Fund was established on February 27, 2008, and commenced offering Institutional Shares on July 31, 2008, and Fund Shares on July 12, 2013. The Flexible Income Fund was established in May 2013, and commenced public offering of its shares on July 12, 2013. The Flexible Income Fund offers three classes of shares, identified as Fund Shares, Institutional Shares, and Adviser Shares. The Adviser Shares are designed to be sold only through brokers, dealers, banks, insurance companies, investment advisers, and other financial intermediaries that provide various distribution and administrative services.

Each Fund’s assets and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such Fund. They constitute the underlying assets of such Fund, are required to be segregated on the books of account, and are to be charged with the expenses of such Fund. The assets of each Fund are charged with the liabilities and expenses attributable to such Fund, except that liabilities and expenses may be allocated to a particular class of shares of a Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated on the basis of the Funds’ relative net assets during the fiscal year or in such other manner as the Trustees determine to be fair and equitable.

Shares of each class of a Fund represent an equal proportionate interest in that Fund with every other share of that class and are entitled to dividends and other distributions out of the net income and realized net capital gains belonging to that Fund when declared by the Board and generally will have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that each class of shares: (a) has a different designation; (b) bears its “Class Expenses”; (c) has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement; (d) has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; (e) may have separate exchange privileges; and (f) may have different conversion features. Expenses currently designated as “Class Expenses” by the Trust’s Board under the Multiple Class Plan Pursuant to Rule 18f-3 under the 1940 Act include: legal, printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses, and proxies to current shareholders of a specific class; blue sky fees incurred by a specific class of shares; transfer agency expenses relating to a specific class of shares; expenses of administrative personnel and services required to support the shareholders of a specific class of shares; litigation expenses or other legal expenses relating to a specific class of shares; shareholder servicing expenses identified as being attributable to a specific class; and such other expenses actually incurred in a different amount by a class or related to a class’s receipt of services of a different kind or to a different degree than another class. In addition, each class of a Fund may pay a different advisory fee to the extent that any difference in amount paid is the result of the application of the same performance fee provisions in the advisory contract with respect to the Fund to the different investment performance of each class of the Fund. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets belonging to such Fund available for distribution. However, due to the differing expenses of the classes, dividends and liquidation proceeds on the different classes of shares will differ.

Under the Trust’s Master Trust Agreement, no annual meeting of shareholders is required. Thus, there will ordinarily be no shareholder meeting unless required by the 1940 Act. Under certain circumstances, however, shareholders may apply to the Trustees for shareholder information to obtain signatures to request a special shareholder meeting. The Trust may fill vacancies on the Board or appoint new Trustees if the result is that at least two-thirds of the Trustees have been elected by shareholders. Moreover, pursuant to the Master Trust Agreement, any Trustee may be removed by the vote of two-thirds of the outstanding Trust shares and holders of 10% or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. The Trust will assist in communicating to other shareholders about the meeting. On any matter submitted to the shareholders, the holder of any share class of the Fund is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative NAVs of the Fund’s shares. However, on matters affecting an individual Fund, a separate vote of the shareholders of that Fund is required. For example, the Advisory Agreement must be approved separately by each Fund and only becomes effective with respect to a Fund when a majority of the outstanding voting securities of that Fund approves it. Shareholders of the Fund are not entitled to vote on any matter that does not affect that Fund but which requires a separate vote of another Fund.

Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trust’s Board, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.

Shareholders of a particular Fund might have the power to elect all of the Trustees of the Trust because that Fund has a majority of the total outstanding shares of the Trust. When issued, each Fund’s shares are fully paid and nonassessable, have no pre-emptive or subscription rights, and are fully transferable. There are no conversion rights.

Converting from Institutional Shares into Fund Shares: If you no longer meet the eligibility requirements to invest in Institutional Shares of a Fund (e.g., you terminate participation in a USAA discretionary managed account program), we may convert your Institutional Shares of a Fund into Fund Shares. The Fund will notify you before any mandatory conversion into Fund Shares occurs.

Converting from Adviser Shares into Fund Shares: If you hold Adviser Shares of the Flexible Income Fund through an account maintained with another financial institution and subsequently transfer your shares into an account established with the Flexible

Income Fund’s transfer agent or into your USAA brokerage account, we may convert your Adviser Shares of the Fund into Fund Shares.

Pricing: When a conversion occurs, you receive shares of one class of a Fund for shares of another class of a Fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in a Fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs per share of the two share classes. A conversion between share classes of the same Fund is a nontaxable event.

TAX CONSIDERATIONS

Taxation of the Funds

Each Fund, which is treated as a separate corporation for federal tax purposes, intends to continue to qualify each taxable year for treatment as a regulated investment company (RIC) under Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code of 1986, as amended (the Code). If a Fund so qualifies, it will not be liable for federal income tax on its net investment income and net capital gain (net capital gain in excess of net short-term capital loss) that it distributes to its shareholders.

To continue to qualify for treatment as a RIC, a Fund must, among other things, (1) derive at least 90% of its gross income each taxable year from interest, dividends, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, foreign currencies, and other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies (90% test); (2) distribute at least 90% of its investment company taxable income, (generally consisting of net investment income, the excess, if any, of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions) for the taxable year (the distribution requirement); and (3) satisfy certain diversifications requirements at the close of each quarter of the Fund’s taxable year.

The Code imposes a nondeductible 4% excise tax (Excise Tax) on a RIC that fails to distribute during a calendar year an amount at least equal to the sum of (1) 98% of its ordinary income for that year, (2) 98.2% of its capital gain net income for the twelve-month period ending on October 31 of that year, and (3) any prior undistributed income and gains. Each Fund intends to continue to make distributions necessary to avoid imposition of the Excise Tax.

Each Fund will monitor its transactions, make appropriate tax elections, and make appropriate entries in its books and records when it acquires any option, futures contract, forward contract, foreign currency, or hedged investment to mitigate the effect of these rules, prevent its disqualification as a RIC, and minimize the imposition of federal income and excise taxes. The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures , and forward contracts a Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the 90% test.

A Fund may invest in certain futures and in “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index) and certain foreign currency contracts -- excluding any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement -- that will be subject to section 1256 of the Code (collectively, section 1256 contracts). Any section 1256 contracts a Fund holds at the end of its taxable year generally must be “marked-to-market” (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a Fund must distribute to satisfy the distribution requirement (i.e., with respect to the portion treated as short-term capital gain, which will be taxable to its shareholders as ordinary income, when distributed to them, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it.

Section 988 of the Code also may apply to forward contracts and options on foreign currencies. Under that section, each foreign currency gain or loss generally is computed separately and treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain. In the case of overlap between sections 1256 and 988, special provisions determine the character and timing of any income, gain, or loss.

Section 1092 of the Code (dealing with straddles) also may affect the taxation of certain options, futures, and forward contracts in which a Fund may invest. That section defines a “straddle” as offsetting positions with respect to actively traded personal property; for these purposes, options, futures, and forward contracts are positions in personal property. Under that section, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. If a Fund makes certain elections, the amount, character, and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of straddle transactions are not entirely clear.

Certain Funds may invest in the stock of “passive foreign investment companies” (PFICs). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain on its disposition of that stock (collectively, PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions thereof will not be eligible for the reduced maximum federal income tax rate on individuals’ and certain other non-corporate shareholders (each, non-corporate shareholder) described in a Fund’s prospectus. If a Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (QEF), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain -- which the Fund likely would have to distribute to satisfy the distribution requirement and avoid imposition of the excise tax -- even if the QEF did not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because some of the information required to make this election may not be easily obtainable.

Each Fund may elect to “mark to market” any stock in a PFIC it owns at the end of its taxable year, in which event it would be required to distribute to its shareholders any resulting gains in accordance with the distribution requirement. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the stock over a Fund’s adjusted basis therein (including mark-to-market gain for each prior year for which an election was in effect) as of the end of that year. Pursuant to the election, a Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. A Fund’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Investors should note that a Fund’s determination whether a foreign corporation is a PFIC is a fact-intensive determination that is based on various facts and circumstances and thus is subject to change, and the principles and methodology used in determining whether a foreign corporation is a PFIC are subject to interpretation. It is possible that a Fund could invest in a foreign corporation that becomes, or is determined to be, a PFIC after the Fund invests therein. It is anticipated that any taxes on a Fund with respect to investments in PFICs would be insignificant.

For federal income tax purposes, debt securities purchased by a Fund, including zero coupon bonds, may be treated as having original issue discount (generally, the excess of the stated redemption price at maturity of a debt obligation over its issue price) (OID). OID is treated for those purposes as earned by a Fund as it accrues, whether or not any payment is actually received, and therefore is subject to the distribution requirement. Accrual of OID is determined on the basis of a constant yield to maturity, which takes into account the compounding of accrued interest. Because each Fund annually must distribute substantially all of its investment company taxable income (determined without regard to any deduction for dividends paid) and net tax-exempt income, including any accrued tax-exempt OID, to satisfy the distribution requirement and (except with respect to tax-exempt OID) the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund’s cash assets or from the proceeds of sales of its portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

Original Issue Discount; Market Discount

If a Fund purchases a debt security on a secondary market at a price lower than its stated redemption price, the excess of the stated redemption price over the purchase price plus accrued original issue discount is “market discount.” Generally, any gain realized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on the debt security. Market discount generally accrues in equal daily installments.

Taxation of the Shareholders

Distributions are generally included in a shareholder’s gross income for the taxable year in which they are received. However, distributions a Fund declares in October, November, or December, which are payable to shareholders of record in such a month are deemed to have been received on December 31, if the Fund pays the distributions during the following January.

Any gain or loss a shareholder realizes on the redemption or other disposition of shares of a Fund, or on receipt of a distribution in complete liquidation of a Fund, generally will be a capital gain or loss, which will be long-term or short-term, generally depending upon the shareholder’s holding period for the shares. Any such gain a non-corporate shareholder recognizes on a redemption or exchange of Fund shares that he or she has held for more than one year will qualify for the 15% or 20% maximum federal income tax rates mentioned in each Fund’s prospectus. Any loss realized on a redemption or exchange of Fund shares will be disallowed to the extent the shares are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares ; in such a case, the basis in the acquired shares will be adjusted to reflect the disallowed loss. Any loss a shareholder realizes on a disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain the shareholder received with respect to such shares.

If a Fund's distributions in a taxable year exceed its current and accumulated earnings and profits, all or a portion of the distributions made in that taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of a Fund's minimum distribution requirements, but not in excess of the Fund's earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A Fund's capital loss carryforwards, if any, carried from taxable years beginning before 2011 do not reduce current earnings and profits, even if such carryforwards offset current year realized gains. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and result in a higher capital gain or lower capital loss when the shares from which the distribution was received are redeemed.

If a Fund engages in securities lending, the borrower generally will be obligated to pay the Fund an amount equal to (“in lieu of”) any dividend paid on the loaned securities during the loan term. Even if the dividend otherwise would be “qualified dividend income,” distributions to the Fund's shareholders of such “in lieu of” payments will not be treated as “qualified dividend income” and instead will be taxed at the shareholders’ marginal federal income tax rates.

In addition to the previous requirement to report the gross proceeds from the redemption of Fund shares, each Fund (or its administrative agent) must report to the IRA the basis information for shares purchased after December 31, 2011 (Covered Shares) that are redeemed or exchanged and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. In addition, each Fund will indicate whether the lot has been adjusted for a wash sale. The previous requirement to report only the gross proceeds from the redemption of Fund shares will continue to apply to all non-Covered Shares sold.

TRUSTEES AND OFFICERS OF THE TRUST

The Board consists of seven Trustees who supervise the business affairs of the Trust. The Board is responsible for the general oversight of the Funds’ business and for assuring that the Funds are managed in the best interests of each Fund’s respective shareholders. The Board periodically reviews the Funds’ investment performance as well as the quality of other services provided to the Funds and their shareholders by each of the Funds’ service providers, including AMCO and its affiliates.

Board Leadership Structure

The Board is comprised of a super-majority (80% or more) of Trustees who are not “interested persons” (as defined under the 1940 Act) of the Funds (the “Independent Trustees”) and one Trustee who is an “interested person” of the Funds (Interested Trustee).

In addition, the Chairman of the Board is an Independent Trustee. The Chairman presides at meetings of the Trustees, and may call meetings of the Board and any Board committee whenever he deems it necessary. The Chairman participates in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairman also acts as a liaison with the Funds’ management, officers, and other Trustees generally between meetings. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified in this SAI or pursuant to the Trust’s Master Trust Agreement or By-laws, or as assigned by the Board, the designation of a Trustee as Chairman does not impose on that Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on any other Trustee, generally. The Board has designated a number of standing committees as further described below, each of which has a Chairman. The Board may also designate working groups or ad hoc committees as it deems appropriate.

The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. The Board considers leadership by an Independent Trustee as Chairman to be integral to promoting effective independent oversight of the Funds’ operations and meaningful representation of the shareholders’ interests, given the number of Funds offered by the Trust and the amount of assets that these Funds represent. The Board also believes that having a super-majority of Independent Trustees is appropriate and in the best interest of the Funds’ shareholders. Nevertheless, the Board also believes that having an interested person serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, important elements in its decision-making process. In addition, the Board believes that the Interested Trustee provides the Board with the Manager's perspective in managing and sponsoring the Funds. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.

Board Oversight of Risk Management

As registered investment companies, the Funds are subject to a variety of risks, including investment risks (such as, among others, market risk, credit risk and interest rate risk), financial risks (such as, among others, settlement risk, liquidity risk and valuation risk), compliance risks, and operational risks. The Trustees play an active role, as a full board and at the committee level, in overseeing risk management for the Funds. The Trustees delegate the day-to-day risk management of the Funds to various groups, including but not limited to, portfolio management, risk management, compliance, legal, fund accounting, and various committees discussed herein. These groups provide the Trustees with regular reports regarding investment, valuation, liquidity, and compliance, as well as the risks associated with each. The Trustees also oversee risk management for the Funds through regular interactions with the Funds’ external auditors and periodic presentations from USAA Operational Risk Management.

The Board also participates in the Funds’ risk oversight, in part, through the Funds’ compliance program, which covers the following broad areas of compliance: portfolio management, trading practices, investment code of ethics and protection of non-public information, accuracy of disclosures, safeguarding of fund assets, recordkeeping, marketing, fees, privacy, anti-money laundering, business continuity, valuation and pricing of funds shares, processing of fund shares, affiliated transactions, fund governance and market timing. The program seeks to identify and assess risk through various methods, including through regular interdisciplinary communications between compliance professionals, operational risk management and business personnel who participate on a daily basis in risk management on behalf of the Funds. The Funds’ chief compliance officer provides an annual compliance report and other compliance related briefings to the Board in writing and in person.

AMCO seeks to identify for the Board the risks that it believes may affect the Funds and develops processes and controls regarding such risks. However, risk management is a complex and dynamic undertaking and it is not always possible to comprehensively identify and/or mitigate all such risks at all times since risks are at times impacted by external events. In discharging its oversight responsibilities, the Board considers risk management issues throughout the year with the assistance of its various committees as described below. Each committee presents reports to the Board after its meeting, which may prompt further discussion of issues concerning the oversight of the Funds’ risk management. The Board as a whole also reviews written reports or presentations on a variety of risk issues as needed and may discuss particular risks that are not addressed in the committee process.

Among other committees, the Board has established an Audit Committee, which is composed solely of Independent Trustees and which oversees management of financial risks and controls. The Audit Committee serves as the channel of communication between the independent auditors of the Funds and the Board with respect to financial statements and financial reporting processes, systems of internal control, and the audit process. Although the Audit Committee is responsible for overseeing the management of financial risks, the Board is regularly informed of these risks through committee reports.

Trustee Qualifications

The Board believes that all of the Trustees bring to the Board a wealth of executive leadership experience derived from their service as executives, board members, and leaders of diverse companies, academic institutions, and community and other organizations. The Board also believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each

Trustee represent a diversity of experiences and a variety of complementary skills. In determining whether an individual is qualified to serve as a Trustee of the Funds, the Board considers a wide variety of information about the Trustee, and multiple factors contribute to the Board's decision. However, there are no specific required qualifications for Board membership. Each Trustee is determined to have the experience, skills, and attributes necessary to serve the Funds and their shareholders because each Trustee demonstrates an exceptional ability to consider complex business and financial matters, evaluate the relative importance and priority of issues, make decisions, and contribute effectively to the deliberations of the Board. The Board also considers the individual experience of each Trustee and determines that the Trustee’s professional experience, education, and background contribute to the diversity of perspectives on the Board. The business experience and objective thinking of the Trustees are considered invaluable assets for AMCO management and, ultimately, the Funds’ shareholders.

Set forth below are the Independent Trustees, the Interested Trustee, officers, and each of their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held, and the specific roles and experience of each Board member that factor into the determination that the Trustee should serve on the Board.

Name, Address* and Date of Birth	Position(s) Held with Funds	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years, Other Directorships Held and Experience	Number of Funds Overseen or to Be Overseen by Trustee**
Independent Trustees
Robert L. Mason, Ph.D. (July 1946)	Trustee and Chairman	Trustee since January 1997 and Chair since January 2012	Institute Analyst, Southwest Research Institute (03/02-present), which focuses in the fields of technological research. He has been employed at Southwest Research Institute since 1975. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 18 years’ experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.	52
Jefferson C. Boyce (September 1957)	Trustee	Trustee since September 2013	Senior Managing Director, New York Life Investments, LLC (1992-2012). Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as one year’s experience as a Board Member of the USAA family of funds. Mr. Boyce is a board member of Westhab Inc., and Friends of Teboho, Inc.	52
Dawn M. Hawley	Trustee	Trustee since April 2014	Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial	52

			planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.
Paul L. McNamara (July 1948)	Trustee	Trustee since January 2012
Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/15), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC as an Executive Member on 9/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as three years as Board member of the USAA family of funds. Paul L. McNamara is no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.
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Barbara B. Ostdiek Ph.D. (March 1964)	Trustee	Trustee since January 2008
Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (7/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (7/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over seven years’ experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.
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Michael F. Reimherr (August 1945)	Trustee	Trustee since January 2000	President of Reimherr Business Consulting (5/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 15 years’ experience as a Board member of the USAA family of funds. Mr. Reimherr is a member of the Advisory Board for Texas Star & Nut Company. Mr.	52

Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

* The address for each Independent Trustee is USAA Asset Management Company, P.O. Box 659430, San Antonio, Texas 78265-9430.
** Under the Trust’s organizational documents, each Trustee serves as a Trustee of the Trust during the lifetime of the Trust and until its termination except as such Trustee sooner dies, resigns, retires, or is removed. However, pursuant to a policy adopted by the Board, each elected or appointed Independent Trustee may serve as a Trustee until the Trustee either reaches age 72 or has served 20 years, and the Interested Trustee may serve as a Trustee until the Trustee either reaches age 65 or has served 20 years. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that as a result at least two-thirds of the Trustees have been elected by the shareholders.

Trustees and officers of the Trust who are employees of the Manager or affiliated companies are considered “interested persons” under the 1940 Act.

Name, Address* and Date of Birth	Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Total Number of USAA Funds Overseen by Officer
Interested Trustee
Daniel S. McNamara (June 1966)	Trustee, President, and Vice Chairman	December 2009, Trustee, President, and Vice Chairman since January 2012
President of Financial Advice & Solutions Group, USAA (02/13-present); Director of AMCO (01/12-present); Director of USAA Investment Management Company (IMCO) (10/09-present); President and Director, IMCO (10/09-04/14); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); President and Director of USAA Financial Advisors, Inc. (FAI) and FPS (10/09-04/11). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.
				52
Interested Officers
R. Matthew Freund (July 1963)	Vice President	April 2010	Senior Vice President Investment Portfolio Management, Chief Investment Officer, AMCO (01/12-present); Senior Vice President, Investment Portfolio Management, IMCO (02/10-12/11); Vice President, Fixed Income Investments, IMCO (02/04-02/10). Mr. Freund also serves as a director of SAS.	52
John P. Toohey (March 1968)	Vice President	June 2009	Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).	52

James G. Whetzel (February 1978)	Secretary	June 2013	Assistant Vice President, Financial Advice & Solutions Group (FASG) General Counsel, USAA (10/13-present); Executive Director and General Counsel, FASG General Counsel, USAA (10/12-10/13); Secretary and Director, IMCO (06/ 13-present); Attorney, Financial Advice & Solutions Group General Counsel (11/08 -10/12); Assistant Secretary, USAA family of funds (04/10-06/13) . Mr. Whetzel also serves as Secretary of AMCO, SAS, and ICORP.	52
Daniel J. Mavico (June 1977)	Assistant Secretary	June 2013	Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel ( 04/10-04/13 ); Associate, Goodwin Procter LLP (02/09-04/10) Mr. Mavico also serves as Assistant Secretary of IMCO, AMCO, SAS, and FAI.	52
Roberto Galindo, Jr. (November 1960)	Treasurer	February 2008	Assistant Vice President, Portfolio Accounting/ Financial Administration, USAA (12/02-present).	52
James K. De Vries (April 1969)	Assistant Treasurer	December 2013	Executive Director, Investment and Financial Administration, AMCO, (04/12-present); Director, Tax, USAA (11/09- 04/12).	52
Stephanie Higby (July 1974)	Chief Compliance Officer	February 2013	Executive Director, Institutional Asset Management Compliance, USAA (04/13-present); Director , Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12). Ms. Higby also serves as the Funds’ anti-money laundering compliance officer.	52

* The address of the Interested Trustee and each officer is USAA Asset Management Company, P.O. Box 659430, San Antonio, Texas 78265-9430.

Committees of the Board

The Board typically conducts regular meetings five or six times a year to review the operations of the Funds in the USAA family of funds. During the Funds' most recent fiscal year ended December 31, 2014, the Board held five meetings. A portion of each of these meetings is devoted to various committee meetings of the Board, which focus on particular matters. In addition, the Board may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Board has four committees: an Executive Committee, an Audit Committee, a Pricing and Investment Committee, and a Corporate Governance Committee. The duties of these four Committees and their present membership are as follows:

Executive Committee: Between the meetings of the Board and while the Board is not in session, the Executive Committee of the Board has all the powers and may exercise all the duties of the Board in the management of the business of the Trust which may be delegated to it by the Board. Interested Trustee D. McNamara and Independent Trustee Mason are members of the Executive Committee. During the Funds’ most recent fiscal year ended December 31, 2014, the Executive Committee held no meetings.

Audit Committee: The Audit Committee of the Board of Trustees reviews the financial information and the independent auditor’s reports and undertakes certain studies and analyses as directed by the Board. Independent Trustees Boyce, Hawley, Mason, P. McNamara, Ostdiek, and Reimherr are members of the Audit Committee. During the Funds’ most recent fiscal year ended December 31, 2014 , the Audit Committee held four meetings.

Pricing and Investment Committee: The Pricing and Investment Committee of the Board acts upon various investment-related issues and other matters which have been delegated to it by the Board. Interested Trustee D. McNamara and Independent Trustees Boyce, Hawley, Mason, P. McNamara, Ostdiek, and Reimherr are members of the Pricing and Investment Committee. During the Funds’ most recent fiscal year ended December 31, 2014, the Pricing and Investment Committee held five meetings.

Corporate Governance Committee: The Corporate Governance Committee of the Board maintains oversight of the organization, performance, and effectiveness of the Board and Independent Trustees. Independent Trustees Boyce, Hawley, Mason, P. McNamara, Ostdiek, and Reimherr are members of the Corporate Governance Committee. During the Funds’ most recent fiscal year ended December 31, 2014, the Corporate Governance Committee held five meetings.

In addition to the previously listed Trustees and/or officers of the Trust who also serve as Directors and/or officers of the Manager, the following individual is an executive officer of the Manager: Brooks Englehardt, President. There are no family relationships among the Trustees, officers, and managerial level employees of the Trust.

The following table sets forth the dollar range of total equity securities beneficially owned by the Trustees in the Funds and all of the USAA Funds overseen by the Trustees as of the calendar year ended December 31, 2014 .

	S&P 500	Nasdaq-100	Global Managed	Total Return
	Index Fund	Index Fund	Volatility Fund	Strategy Fund
Interested Trustee
Daniel S. McNamara	$0 - $10,000	$0 - $10,000	$10,001-$50,000	$0 - $10,000

Non-Interested Trustees
Robert L. Mason, Ph.D.	None	None		$10,001-$50,000
Jefferson C. Boyce	None	None	None	None
Dawn M. Hawley	None	None	None	None
Paul L. McNamara	None	None	None	None
Barbara B. Ostdiek, Ph.D.	None	None	None	None
Michael F. Reimherr	$10,001-$50,000	None		None

	Ultra Short-Term	Real Return Fund	Flexible	USAA Family
	Bond Fund		Income Fund	of Funds Total
Interested Trustee
Daniel S. McNamara	Over $100,000	$10,001-$50,000	$0 - $10,000	Over $100,000

Non-Interested Trustees
Robert L. Mason, Ph.D.	None	None	None	Over $100,000
Jefferson C. Boyce	None	None	None	None
Dawn M. Hawley	None	None	None	None
Paul L. McNamara	$10,001-$50,000	$0 - $10,000	$10,001-$50,000	Over $100,000
Barbara B. Ostdiek, Ph.D.	$10,001-$50,000	$0 - $10,000	None	$50,001-$100,000
Michael F. Reimherr	$50,001-$100,000	None	None	Over $100,000

The following table sets forth information describing the compensation of the current Trustees of the Trust for their services as Trustees for the fiscal year ended December 31, 2014 .

Name	Aggregate	Total Compensation
of Trustee	Compensation from	from the USAA
	Funds Listed in this SAI	Family of Funds (b)
Interested Trustee
Daniel S. McNamara	None (a)	None (a)

Independent Trustees
Robert L. Mason, Ph.D.	$28,269	$210,000
Jefferson Boyce	$25,577	$190,000
Dawn M. Hawley	$15,222	$113,080
Paul L. McNamara	$25,577	$190,000
Barbara B. Ostdiek, Ph.D.	$26,654	$198,000
Michael F. Reimherr	$26,654	$198,000

(a) Daniel S. McNamara is affiliated with the Trust’s investment adviser, AMCO, and, accordingly, receives no remuneration from the Trust or any other fund of the USAA Fund Complex.
(b) At December 31, 2014, the Fund Complex consisted of one registered investment company offering 52 individual funds.

No compensation is paid by any fund to any Trustee who is a director, officer, or employee of AMCO or its affiliates. No pension or retirement benefits are accrued as part of the Funds’ expenses. The Trust reimburses certain expenses of the Trustees who are not affiliated with the Manager. As of March 31, 2014 , the officers and Trustees of the Trust as a group owned beneficially or of record less than 1% of the outstanding shares of the Trust.

The following table identifies all persons who as of March 31, 2014 , held of record or owned beneficially 5% or more of any Fund’s shares:

Title of Class	Name of Address of	Percent of Class
Beneficial Owner

Real Return Fund Shares	State of Nevada - Upromise Investments	x.x%
USAA College Savings Plan
Aggressive Growth Portfolio
95 Wells Ave Ste 160
Newton Center, MA 24593

Real Return Fund Shares	State of Nevada - Upromise Investments	x.x%
USAA College Savings Plan
Growth Portfolio
95 Wells Ave Ste 160
Newton Center, MA 24593

Real Return Fund Shares	State of Nevada - Upromise Investments	x.x%
USAA College Savings Plan
Moderate Portfolio
95 Wells Ave Ste 160
Newton Center, MA 24593

Real Return Fund Shares	State of Nevada - Upromise Investments	x.x%
USAA College Savings Plan
Balanced Portfolio
95 Wells Ave Ste 160
Newton Center, MA 24593

Real Return Fund Shares	State of Nevada - Upromise Investments	x.x%
USAA College Savings Plan
Conservative Portfolio

95 Wells Ave Ste 160
Newton Center, MA 24593

Real Return Institutional Shares	USAA Target Retirement 2020 Fund	x.x%
Equity Investments A3E
9800 Fredericksburg Road
San Antonio, TX 78288

Real Return Institutional Shares	USAA Target Retirement 2030 Fund	x.x%
Equity Investments A3E
9800 Fredericksburg Road
San Antonio, TX 78288

Real Return Institutional Shares	USAA Target Retirement 2040 Fund	x.x%
Equity Investments A3E
9800 Fredericksburg Road
San Antonio, TX 78288

Flexible Income Fund Shares	United Service Automobile Assn	x.x%
C/C Portfolio Accounting Institutional
Accounts D-3-W
9800 Fredericksburg Road
San Antonio, TX 78288

Flexible Income Fund Institutional Shares	United Service Automobile Assn	x.x%
C/C Portfolio Accounting Institutional
Accounts D-3-W
9800 Fredericksburg Road
San Antonio, TX 78288

Flexible Income Fund Institutional Shares	USAA Target Retirement Income Fund	x.x%
Equity Investments A3E
9800 Fredericksburg Road
San Antonio, TX 78288

Flexible Income Fund Institutional Shares	USAA Target Retirement 2020 Fund	x.x%
Equity Investments A3E
9800 Fredericksburg Road
San Antonio, TX 78288

Flexible Income Fund Institutional Shares	USAA Target Retirement 2030 Fund	x.x%
Equity Investments A3E
9800 Fredericksburg Road
San Antonio, TX 78288

Flexible Income Fund Institutional Shares	USAA Target Retirement 2040 Fund	x.x%
Equity Investments A3E
9800 Fredericksburg Road
San Antonio, TX 78288

Flexible Income Fund Institutional Shares	USAA Target Retirement 2050 Fund	x.x%
Equity Investments A3E
9800 Fredericksburg Road
San Antonio, TX 78288

Global Managed Volatility Fund Shares	United Service Automobile Assn	x.x%
C/C Portfolio Accounting Institutional
Accounts D-3-W
9800 Fredericksburg Road
San Antonio, TX 78288

Total Return Strategy Fund Institutional Shares	United Service Automobile Assn	x.x%
C/C Portfolio Accounting Institutional
Accounts D-3-W
9800 Fredericksburg Road
San Antonio, TX 78288

Total Return Strategy Fund Institutional Shares	USAA Target Retirement Income Fund	x.x%
Equity Investments A3E
9800 Fredericksburg Road
San Antonio, TX 78288

Total Return Strategy Fund Institutional Shares	USAA Target Retirement 2020 Fund	x.x%
Equity Investments A3E
9800 Fredericksburg Road
San Antonio, TX 78288

Total Return Strategy Fund Institutional Shares	USAA Target Retirement 2030 Fund	x.x%
Equity Investments A3E
9800 Fredericksburg Road
San Antonio, TX 78288

Total Return Strategy Fund Institutional Shares	USAA Target Retirement 2040 Fund	x.x%
Equity Investments A3E
9800 Fredericksburg Road
San Antonio, TX 78288

Total Return Strategy Fund Institutional Shares	USAA Target Retirement 2050 Fund	x.x%
Equity Investments A3E

9800 Fredericksburg Road
San Antonio, TX 78288

Ultra Short-Term Bond Fund Institutional Shares	United Service Automobile Assn	x.x%
C/C Portfolio Accounting Institutional
Accounts D-3-W
9800 Fredericksburg Road
San Antonio, TX 78288

Ultra Short-Term Bond Fund Institutional Shares	USAA Target Retirement Income Fund	x.x%
Equity Investments A3E
9800 Fredericksburg Road
San Antonio, TX 78288

Ultra Short-Term Bond Fund Institutional Shares	USAA Target Retirement 2020 Fund	x.x%
Equity Investments A3E
9800 Fredericksburg Road
San Antonio, TX 78288

Ultra Short-Term Bond Fund Institutional Shares	USAA Target Retirement 2030 Fund	x.x%
Equity Investments A3E
9800 Fredericksburg Road
San Antonio, TX 78288

Ultra Short-Term Bond Fund Institutional Shares	USAA Target Retirement 2040 Fund	x.x%
Equity Investments A3E
9800 Fredericksburg Road
San Antonio, TX 78288

Ultra Short-Term Bond Fund Institutional Shares	USAA Target Retirement 2040 Fund	x.x%
Equity Investments A3E
9800 Fredericksburg Road
San Antonio, TX 78288

THE TRUST'S MANAGER

As described in each Fund’s prospectus, AMCO is the manager and investment adviser, providing the services under a Management Agreement dated August 1, 2006, with respect to the S&P 500 Index Fund; an Advisory Agreement dated August 1, 2006, with respect to the Nasdaq-100 Index Fund, Total Return Strategy Fund, Ultra Short-Term Bond Fund, and the Real Return Fund; an Advisory Agreement dated July 31, 2008, with respect to the Global Managed Volatility Fund, and an Advisory Agreement dated July 12, 2013, with respect to the Flexible Income Fund. AMCO, organized in August 2011, is a wholly owned indirect subsidiary of USAA, a large, diversified financial services institution.

In addition to the services it provides under the Management and Advisory Agreements, AMCO advises and manages the investments of USAA and its affiliated companies. As of March 31 2015, total assets under management by AMCO were approximately $ xxx billion, of which approximately $ xx billion were in mutual fund portfolios.

Management and Advisory Agreements

Under the Management and Advisory Agreements, the Manager provides an investment program, carries out the investment policies, and manages the portfolio assets for each of the Funds. The Manager is authorized, subject to the control of the Board of the Trust, to determine the selection, amount, and time to buy or sell securities for each Fund. The Management and Advisory Agreements authorize the Manager to retain one or more Subadvisers for the management of all or a portion of a Fund’s investment. The Manager is responsible for monitoring the services furnished pursuant to the Subadvisory Agreements and making recommendations to the Board with respect to the retention or replacement of Subadviser(s) and renewal of Subadvisory Agreements. In addition, the Manager manages certain portfolio assets for certain of these Funds, as described in the prospectuses.

For the services under these agreements, each Fund has agreed to pay the Manager a fee computed as described under Fund Management in its prospectus. Management fees are computed and accrued daily and are payable monthly. The Manager compensates all personnel, officers, and Trustees of the Trust if such persons are also employees of the Manager or its affiliates.

Except for the services and facilities provided by the Manager, the Funds pay all other expenses incurred in their operations. Expenses for which the Funds are responsible include taxes (if any); brokerage commissions on portfolio transactions (if any); expenses of issuance and redemption of shares; charges of transfer agents, custodians, and dividend disbursing agents; costs of preparing and distributing proxy material; audit and legal expenses; certain expenses of registering and qualifying shares for sale; fees of Trustees who are not interested (not affiliated) persons of the Manager; costs of printing and mailing the prospectus, SAI, and periodic reports to existing shareholders; and any other charges or fees not specifically enumerated. The Manager pays the cost of printing and mailing copies of the prospectus, the SAI, and periodic reports to prospective shareholders.

These Agreements will continue in effect from year to year for the Funds as long as they are approved at least annually (i) by a vote of the outstanding voting securities of the Funds (as defined by the 1940 Act) or by the Board (on behalf of such Funds) and (ii) by vote of a majority of the Independent Trustees of the Trust cast in person at a meeting called for the purpose of voting on such approval. These Agreements may be terminated at any time by either the Trust or AMCO on 60 days’ written notice and each will automatically terminate in the event of its assignment (as defined by the 1940 Act).

For the last three fiscal years ended December 31, AMCO earned advisory fees as follows:

Fund	2014	2013	2012
S&P 500 Index Fund - Member Shares		$2,356,471	$2,101,010
S&P 500 Index Fund - Reward Shares		$1,495,426	$1,230,588
Nasdaq-100 Index Fund		$739,574	$570,654
Total Return Strategy Fund Shares		$671,092	$742,389
Total Return Strategy Institutional Shares		$204,762	-
Ultra Short-Term Bond Fund Shares		$1,307,177	$930,593
Ultra Short-Term Bond Institutional Shares		$77,645	-
Real Return Fund Shares		$378,969	$786,454
Real Return Fund Institutional Shares		$1,405,282	$502,965
Global Managed Volatility Fund Shares		$21,911	-
Global Managed Volatility Institutional Shares		$2,194,045	$2,484,626
Flexible Income Fund Shares		$66,245	-
Flexible Income Institutional Shares		$187,514	-
Flexible Income Adviser Shares		$11,540	-

The management fee for the Total Return Strategy Fund and Ultra Short-Term Bond Fund are based upon two components: (1) a base investment management fee, which is accrued daily and paid monthly, computed at an annual rate of average daily net assets as follows:

Fund	Fee Rate
Total Return Strategy Fund	0.65%
Ultra Short-Term Bond Fund	0.24%

and (2) a performance adjustment that will add to or subtract from the base investment management fee depending upon the performance of a Fund relative to the relevant Lipper Index. Each Fund’s performance will be compared to the Lipper Indexes against the relevant Lipper indexes listed below:

Fund	Lipper Index
Total Return Strategy Fund	Flexible Portfolio Funds
Ultra Short-Term Bond Fund	Ultra Short Obligations Funds

Computing the Performance Adjustment. For any month, the base fee of the Total Return Strategy and Ultra Short-Term Bond Funds will equal the Fund’s average daily net assets for that month multiplied by the annual investment management base fee rate for the Fund, multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The performance adjustment is then added to or subtracted from based upon each Fund’s average annual performance during the performance period compared to the average annual performance of each Fund’s respective index over the same time period. A new month is added to the performance period each month thereafter until the performance period consists of the previous 36 months. Thereafter, the performance period will consist of the current month plus the previous 35 months.

The annual performance adjustment rate is multiplied by the average daily net assets of each Fund over the performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base investment management fee as referenced in the chart below:

Ultra Short-Term Bond Fund
Annual Adjustment Rate
Over/Under Performance Relative to Index	(in basis points as a percentage
(in basis points) 1	of a Fund’s average daily net assets) 1
+/- 20 to 50	+/– 4
+/– 51 to 100	+/– 5
+/– 101 and greater	+/– 6

Total Return Strategy Fund
Annual Adjustment Rate
Over/Under Performance Relative to Index	(in basis points as a percentage
(in basis points) 1	of a Fund’s average daily net assets) 1
+/– 100 to 400	+/– 4
+/– 401 to 700	+/– 5
+/– 701 and greater	+/– 6

1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%). Average daily net assets are calculated over a rolling 36-month period.

For example, assume that a fixed income fund with average daily net assets of $900 million has a base investment management fee of 0.30 of 1% (30 basis points) of the fund’s average daily net assets. Also assume that the fund had average daily net assets during the performance period of $850 million. The following examples demonstrate the effect of the performance adjustment during a given 30-day month in various market environments, including situations in which the fund has outperformed, underperformed, and approximately matched its relevant index:

	Examples

	1	2	3	4	5	6
Fund Performance (a)	6.80%	5.30%	4.30%	-7.55%	-5.20%	-3.65%
Index Performance (a)	4.75%	5.15%	4.70%	-8.50%	-3.75%	-3.50%
Over/Under Performance (b)	205	15	-40	95	-145	-15
Annual Adjustment Rate (b)	6	-	-4	5	-6	-
Monthly Adjustment Rate (c)	0.00%	n/a	0.00%	0.00%	0.00%	n/a
Base Fee for Month	$221,918	$221,918	$221,918	$221,918	$221,918	$221,918
Performance Adjustment	41,650	-	-28,050	34,850	-41,650	-
Monthly Fee	$263,568	$221,918	$193,868	$256,768	$180,268	$221,918

(a) Average annual performance over a 36-month period
(b) In basis points 1/100th of a percent
(c) Annual Adjustment Rate divided by 365, multiplied by 30, and stated as a percentage

Each Fund measures its investment performance by comparing the beginning and ending redeemable value of an investment in the Fund during the measurement period, assuming the reinvestment of dividends and capital gain distributions during the period. Lipper uses this same methodology when it measures the investment performance of the component mutual funds within the respective Lipper Index. Because the adjustment to the base investment management fee is based upon the Fund’s performance compared to the investment record of its respective Index, the controlling factor as to whether a performance adjustment will be made is not whether the Fund’s performance is up or down per se, but whether it is up or down more or less than the record of its respective Index. Moreover, the comparative investment performance of the Fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

From time to time, the Manager may, without prior notice to shareholders, waive all or any portion of fees or agree to reimburse expenses incurred by a Fund. With respect to the S&P 500 Index Fund, AMCO has agreed through May 1, 2016 , to limit the annual expenses (excluding commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) of the average daily net assets of the S&P 500 Index Fund’s Member Shares to 0.25% and 0.15% of the Reward Shares. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund’s Board and may be changed or terminated by the Manager at any time after May 1, 2016.

With respect to the Global Managed Volatility Fund, the Manager has agreed through May 1, 2016 , to limit the annual expenses (excluding commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) of the Fund Shares' average daily net assets to 1.10%, and will reimburse the Fund Shares for all expenses in excess of such limitation. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund’s Board and may be changed or terminated by the Manager at any time after May 1, 2016 .

With respect to the Flexible Income Fund, the Manager has agreed through May 1, 2016, to limit the annual expenses (excluding commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) of the Fund’s Fund, Institutional, and Advisers Shares’ average daily net assets to 1.00%, 0.80%, and 1.25%, respectively, and will reimburse the Fund for all expenses in excess of such limitation. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund’s Board and may be changed or terminated by the Manager at any time after May 1, 2016.

As a result of the Funds’ expense limitations, for the last three fiscal years ended December 31, the Manager reimbursed the Funds as follows:

Fund	2014	2013	2012
S&P 500 Index Fund - Member Shares		$1,072,075	$1,478,760
S&P 500 Index Fund - Reward Shares		$723,284	$1,502,987
Nasdaq-100 Index Fund		--	$108,819
Ultra Short-Term Bond Fund Shares		--	$15,282
Real Return Fund Shares		$279,774	$1,037,446
Real Return Fund Institutional Shares		$449,350	$165,093
Global Managed Volatility Fund Shares		$8,712	--
Global Managed Volatility Fund Institutional Shares		--	--
Flexible Income Fund Shares		$676	--
Flexible Income Fund Institutional Shares		$29,841	--
Flexible Income Fund Adviser Shares		$6,696	--

Subadvisory Agreements

S&P 500 Index and Nasdaq-100 Index Funds.1 The Manager has entered into a subadvisory agreement (Subadvisory Agreement) with NTI, located at 50 South LaSalle Street, Chicago, Illinois 60603. NTI, formerly known and conducting business as Northern

1
The Nasdaq-100®, and Nasdaq® are trade or service marks of The Nasdaq Stock Market, Inc. (which with its affiliates are the Corporations) and have been licensed for use by the Nasdaq-100 Index Fund (the “Product”). The Product is not sponsored, sold or promoted by the Corporations and the Corporations make no representation about the advisability of investing in them. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE PRODUCT(S).

Trust Investments, N.A., an indirect subsidiary of Northern Trust Corporation (Northern Trust), is an Illinois State Banking Corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds.

Northern Trust is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended.

As of December 31, 2014 , Northern Trust, through its subsidiaries, had assets under custody of $x.x trillion and assets under investment management of $xxx.x billion.

Under the Subadvisory Agreement, NTI is responsible for the day-to-day management of the assets of the S&P 500 Index Fund and the Nasdaq-100 Index Fund pursuant to each Fund’s investment objective and restrictions. For its services, with respect to the S&P 500 Index Fund, NTI receives a fee from the Manager at an annual rate equal to 0.02% of the Fund’s average daily net assets on amounts up to $1.5 billion; 0.01% of the Fund's average daily net assets for the next $1.5 billion; and 0.005% of the Fund’s average daily net assets that exceed $3 billion. For its services with respect to the Nasdaq-100 Index Fund, NTI receives a fee from the Manager equal to the greater of a minimum annual fee of $50,000 or a fee at an annual rate equal to 0.06% of the Fund’s average daily net assets on amounts up to $100 million; 0.04% of the Fund's average daily net assets for amounts over $100 million and up to $250 million; and 0.03% of the Fund's average daily net assets for amounts over $250 million. The Subadvisory Agreement is subject to the same approval of the Board as the oversight and renewal of the Management Agreement and Advisory Agreement. NTI has agreed to provide to the Funds, among other things, analysis and statistical and economic data and information concerning the compilation of the S&P 500 Index and the Nasdaq-100 Index®, including portfolio composition. Asset allocation, index and modeling strategies are employed by NTI for other investment companies and accounts advised or subadvised by NTI. If these strategies indicate particular securities should be purchased or sold at the same time by either Fund and one or more of these investment companies or accounts, available investments or opportunities for sales will be allocated equitably to each by NTI. In some cases, these procedures may adversely affect the size of the position obtained for or disposed of by either Fund or the price paid or received by the Fund.

Administration and Servicing Agreement

Under an Administration and Servicing Agreement effective August 1, 2006, the Manager is obligated on a continuous basis to provide such administrative services as the Board reasonably deems necessary for the proper administration of the Funds. AMCO will generally assist in all aspects of the Funds’ operations; supply and maintain office facilities, statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board; provide and maintain an appropriate fidelity bond; process and coordinate purchases and redemptions and coordinate and implement wire transfers in connection therewith; execute orders under any offer of exchange involving concurrent purchases and redemptions of shares of one or more funds in the USAA family of funds; respond to shareholder inquiries; assist in processing shareholder proxy statements, reports, prospectuses, and other shareholder communications; furnish statements and confirms of all account activity; respond to shareholder complaints and other correspondence; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services. For these services under the Administration and Servicing Agreement, with respect to the S&P 500 Index Fund, the Trust has agreed to pay the Manager a fee computed daily and paid monthly, at an annual rate equal to 0.06% of the average daily net assets of the Fund; with respect to the Nasdaq-100 Index Fund, Total Return Strategy Fund Shares, Ultra Short-Term Bond Fund Shares, Real Return Fund Shares, Global Managed Volatility Fund Shares, and Flexible Income Fund Shares and Adviser Shares the Trust has agreed to pay the Manager a fee computed daily and paid monthly, at an annual rate equal to fifteen one-hundredths of one percent (0.15%) of the average daily net assets of each Fund. We also may delegate one or more of our responsibilities to others at our expense.

With respect to the Total Return Strategy Fund Institutional Shares, Ultra Short-Term Bond Fund Institutional Shares, and Real Return Fund Institutional Shares, and Flexible Income Fund Institutional Shares for these services under the Administration and Servicing Agreement, the Trust has agreed to pay AMCO a fee computed daily and paid monthly at an annual rate equal to one-tenth of one percent (0.10%) of the average daily net assets of each Fund. We also may delegate one or more of our responsibilities to others at our expense.

With respect to the Global Managed Volatility Fund Institutional Shares for these services under the Administration and Servicing Agreement, the Trust has agreed to pay AMCO a fee computed daily and paid monthly at an annual rate equal to five one-hundredths of one percent (0.05%) of the average daily net assets for the Fund's Institutional Shares. We also may delegate one or more of our responsibilities to others at our expense.

Under an Investment Accounting Agreement between the Trust and Northern Trust, Northern Trust is obligated on a continuous basis to provide a variety of investment accounting. Northern Trust also is responsible for calculating the NAV of the S&P 500 Index Fund and preparing and maintaining all related accounts and records. The Trust is not obligated to make any payments to Northern Trust for its services under the Agreement. Any fees to be charged by Northern Trust for these services will be paid by NTI.

For the last three fiscal years ended December 31, administrative and other services fees were as follows:

Fund	2014	2013	2012
S&P 500 Index Fund (Member Shares)		$1,413,883	$1,260,606
S&P 500 Index Fund (Reward Shares)		$897,255	$738,353
Nasdaq-100 Index Fund		$554,680	$598,554
Total Return Strategy Fund Shares		$169,792	$186,684
Total Return Strategy Fund Institutional Shares		$31,359	—
Ultra Short-Term Bond Fund Shares		$717,967	$511,436
Ultra Short-Term Bond Fund Institutional Shares		$31,745	—
Real Return Fund Shares		$113,691	$235,936
Real Return Fund Institutional Shares		$281,056	$100,593
Global Managed Volatility Fund Shares		$5,429	—
Global Managed Volatility Fund Institutional Shares		$182,837	$207,052
Flexible Income Fund Shares		$19,874	—
Flexible Income Fund Institutional Shares		$37,503	—
Flexible Income Fund Adviser Shares		$3,462	—

In addition to the services provided under the Funds’ Administration and Servicing Agreement, the Manager also provides certain compliance legal and tax services for the benefit of the Funds. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the last three fiscal years ended December 31, the Funds reimbursed the Manager for these compliance and legal services, as follows:

Fund	2014	2013	2012
S&P 500 Index Fund		$108,934	$104,818
Nasdaq-100 Index Fund		$10,510	$9,032
Total Return Strategy Fund		$4,998	$3,898

Ultra Short-Term Bond Fund	$14,502	$10,863
Real Return Fund	$10,145	$10,314
Global Managed Volatility Fund	$10,545	$12,969
Flexible Income Fund	$1,495	—

Codes of Ethics

The Funds, the Funds' Manager, and each Subadviser have adopted an Investment Code of Ethics pursuant to Rule 17j-1 under the 1940 Act, which permits personnel covered by the rule to invest in securities, including securities that may be purchased or held by a Fund, but prohibits fraudulent, deceptive, or manipulative conduct in connection with that personal investing. The Trust’s Board reviews the administration of the Codes of Ethics at least annually and receives certifications from the Manager and each Subadviser regarding compliance with their respective codes of ethics.

While the officers and employees of the Manager, as well as those of the Trust, may engage in personal securities transactions, there are certain restrictions in the procedures in the Investment Code of Ethics adopted by the Manager and the Funds. These Codes of Ethics are designed to ensure that the shareholders’ interests come before those of the individuals who manage their Funds. The Codes of Ethics require the portfolio manager and other employees with access information about the purchase or sale of securities by a Fund to abide by the Code of Ethics requirements before executing permitted personal trades.

Copies of the Code of Ethics for the Funds' Manager as well as each subadviser have been filed with the SEC and are available for public review.

DISTRIBUTION SERVICES

Multiple Class Information

Each Fund, except the Nasdaq-100 Index Fund, is comprised of multiple classes of shares. Each class has a common investment objective and investment portfolio. The classes have different fees, expenses and/or minimum investment and eligibility requirements. The difference in the fee structures between the classes is the result of their separate arrangements for shareholder and distribution services and other expenses attributable to the particular class. It is not the result of any difference in advisory or custodial fee rate schedules or other expenses related to the management of the Funds' assets, which generally do not vary by class.

Except as described below, the share classes have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The primary differences between the classes are (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting that class; and (d) each class may have different purchase, exchange, and redemption privileges.

Service, Distribution, and Administrative Fees

Investment Company Act Rule 12b-1 permits mutual funds that adopt a written plan to pay certain expenses associated with the distribution of their shares out of fund assets. The Adviser Shares offered by the Flexible Income Fund's prospectus (the Fund, for purposes of this section) are subject to a 12b-1 plan. Under the plan, the Adviser Shares pay annual fees of 0.25% of the Fund’s average daily net assets attributable to the Adviser Shares to the distributor for distribution and individual shareholder services, including past distribution services. The distributor pays all or a portion of such fees to financial intermediaries that make the Adviser Shares available for investment by their customers. Because these fees may be used to pay for services that are not related to prospective sales of the Fund, the Adviser Shares may continue to make payments under the plan even if the Fund terminates the sale of Adviser Shares to investors. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment in the Advisers Shares and may cost you more than paying other types of sales charges.

Payments to Financial Intermediaries

Certain financial intermediaries perform recordkeeping and administrative services for their clients with respect to their investments in the Funds that would otherwise be performed by the Funds' transfer agent. In some circumstances, we will pay such service providers a fee for performing those services. Also, we and the Funds' distributor may make payments to intermediaries for various additional services, other expenses and/or the financial intermediaries’ distribution of the Funds. Such payments may be made for one or more of the following: (1) distribution, which may include expenses incurred by financial intermediaries for their sales activities with respect to the Funds, such as preparing, printing, and distributing sales literature and advertising materials and compensating registered representatives or other employees of such financial intermediaries for their sales activities, as well as the opportunity for the Funds to be made available by such financial intermediaries; (2) shareholder services, such as providing individual and custom investment advisory services to clients of the financial intermediaries; and (3) marketing and promotional services, including business planning assistance, educating personnel about the Funds, and sponsorship of sales meetings, which may include covering costs of providing speakers. The distributor may sponsor seminars and conferences designed to educate financial intermediaries about the Funds and may cover the expenses associated with attendance at such meetings, including travel costs. These payments and activities are intended to educate financial intermediaries about the Funds and help defray the costs associated with offering the Funds. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Funds over another investment. Ask your salesperson or visit your financial intermediary’s website for more information. The amount of any payments described by this paragraph is determined by us or the distributor, and all such amounts are paid out of the available assets of the advisor and distributor and do not affect the total expense ratio of the Funds.

Distribution and Shareholder Services Plan

The Board has adopted a plan pursuant to Rule 12b-1 with respect to the Flexible Income Fund's (the Fund, for purposes of this section) Adviser Shares. The plan provides that the Adviser Shares may compensate the Manager, or such other persons as the Fund or the Manager designates, for services rendered and expenses borne in connection with activities primarily intended to result in the sale or retention of Adviser Shares, including: compensation to broker-dealers, financial intermediaries and other entities to pay or reimburse them for their services or expenses in connection with the distribution of Adviser Shares; printing and mailing of prospectuses, statements of additional information, and reports for other than existing shareholders; and the preparation and distribution of sales literature and advertising materials. The plan also provides that the Adviser Shares may compensate the Manager, or such other persons as the Fund or the Manager designate, for services rendered and expenses borne in connection with the servicing and maintenance of Adviser Share accounts, including: compensation to organizations and employees who service Adviser Share accounts, and expenses of such organizations, including overhead and communication expenses; responding to inquiries from shareholders or their representatives requesting information regarding matters such as shareholder account or transaction status, net asset value of shares, performance, services, plans and options, investment policies, portfolio holdings, and distributions and taxation thereof; and responding to inquiries by and correspondence from shareholders. It is expected that most, if not all, payments under the plan will be made (either directly or indirectly through the Manager) to intermediaries other than the Manager, such as broker-dealers, banks, insurance companies, and retirement plan record keepers. Intermediaries may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing of the Adviser Share class, as well as for a wide variety of other purposes associated with supporting, distributing and servicing Adviser Shares.

Under the plan, the Adviser Share class of the Fund pays a fee at the annual rate of up to 0.25% of that class’s average daily net assets. The fee may be split among intermediaries based on the level of services provided. The amount of fees paid by an Adviser Share class during any year may be more or less than the cost of distribution and other services provided to that class and its shareholders. FINRA rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The plan requires that the Manager provide, or cause to be provided, a quarterly written report identifying the amounts expended by the Adviser Shares and the purposes for which such expenditures were made to the Trustees for their review.

Prior to approving the plan, the Trustees considered various factors relating to the implementation of the plan and determined that there is a reasonable likelihood that the plan will benefit the Fund, its Adviser Shares, and the shareholders of the Adviser Shares. Among other things, the Trustees noted that, to the extent the plan allows a Fund to sell Adviser Shares in markets to which it would not otherwise have access, the plan may result in additional sales of Fund shares, including to USAA members who do not hold mutual fund accounts directly with the Manager, and would enhance the Fund’s competitive position in relation to other funds that have implemented or are seeking to implement similar distribution arrangements. In addition, certain ongoing shareholder services may be provided more effectively by intermediaries with which shareholders have an existing relationship.

The plan is renewable from year to year with respect to the Adviser Share class of the Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Trustees and (2) by a vote of the majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the plan or any Rule 12b-1 related agreements, cast in person at a meeting called for the purpose of voting on such approval. The plan may not be amended to increase materially the amount of fees paid by any Adviser Share class thereunder unless such amendment is approved by a majority vote of the outstanding shares of such class and by the Trustees in the manner prescribed by Rule 12b-1 under the 1940 Act. The plan is terminable with respect to the Fund’s Adviser Share class at any time by a vote of a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the plan or any Rule 12b-1 related agreements, or by a majority vote of the outstanding shares in that class.For the fiscal year ended December 31, distribution services fees for expenditures under Distribution and Shareholder Services Plan paid by the Fund were as follows:

Fund	2014
Flexible Income Fund Adviser Shares

Other Compensation to Financial Intermediaries

In addition to the compensation paid by the Flexible Income Fund for the distribution and servicing of Adviser Shares described above, the Manager or its affiliates, from time to time may make additional payments to financial intermediaries for the sale and distribution of Adviser Shares of the Flexible Income Fund and for services to the Adviser Shares of the Flexible Income Fund and its

shareholders. These non-plan payments may take the form of, among other things, “due diligence” payments for a dealer’s examination of the Flexible Income Fund and payments for providing extra employee training and information relating to the Flexible Income Fund; “listing” fees for the placement of the Funds on a dealer’s list of mutual funds available for purchase by its customers; “finders” fees for directing investors to the Flexible Income Fund; “distribution and marketing support” fees or “revenue sharing” for providing assistance in promoting the sale of the Flexible Income Fund's shares; payments for the sale of shares and/or the maintenance of share balances; CUSIP fees; maintenance fees; and set-up fees regarding the establishment of new accounts. The payments made by the Manager and its affiliates may be a fixed dollar amount or may be based on a percentage of the value of shares sold to, or held by, customers of the financial intermediary involved, and may be different for different financial intermediaries. The payments described above are made from the Manager’s or its affiliates’ own assets pursuant to agreements with the financial intermediaries and do not change the price paid by investors for the purchase of the Flexible Income Fund’s shares or the amount the Flexible Income Fund will receive as proceeds from such sales.

The payments described above may be made, at the discretion of the Manager or its affiliates, to financial intermediaries in connection with the sale and distribution of Adviser Shares of the Flexible Income Fund. The level of payments made to the financial intermediaries in any year will vary and normally will be based on a percentage of sales or assets attributable to that financial intermediary invested in the Adviser Shares class of the Flexible Income Fund.

Furthermore, the Manager or its affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, and may sponsor various contests and promotions subject to applicable FINRA regulations in which participants may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the Manager or its affiliates also may: (i) pay for the travel expenses, meals, lodging and entertainment of financial intermediary representatives and their salespersons in connection with educational and sales promotional programs, (ii) sponsor speakers, educational seminars and charitable events and (iii) provide other sales and marketing conferences and other resources to financial intermediaries and their salespersons.

From time to time, the Manager or its affiliates also may pay a portion of the fees for administrative, networking, omnibus, operational and recordkeeping, sub-transfer agency and shareholder services at its or their own expense and out of its or their legitimate profits.

If investment advisers, distributors or affiliates of mutual funds pay compensation in differing amounts, financial intermediaries and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. You should consult your financial adviser and review carefully any disclosure by the financial intermediary as to compensation received by your financial adviser for more information about the payments described above.

PROXY VOTING POLICIES AND PROCEDURES

The Board has delegated the Manager authority to vote on proposals presented to shareholders of portfolio securities held by the Funds. The Manager generally will vote on proposals presented to shareholders of portfolio securities held by the Funds. However, the Manager reserves the right not to vote on such proposals where it determines that the cost of exercising voting rights on behalf of a Fund exceeds the benefit of exercising such voting rights. In addition, the Manager generally will not vote on proposals presented to shareholders with respect to foreign securities that are on loan under a Fund’s securities lending program. In this connection, the Manager has determined that the potential return from lending such securities generally is more advantageous to a Fund than recalling such securities from the borrower to exercise voting rights with respect thereto. In addition, the Manager generally will not vote on proposals presented to shareholders with respect to foreign securities that are subject to share blocking where the foreign company prevents the sale of shares for a certain period of time around the shareholder meeting. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions typically outweighs the advantages of voting at the shareholder meeting. The Manager has retained Institutional Shareholder Services, Inc. (ISS) formerly RiskMetrics Group to receive proxy statements, provide voting recommendations, vote shares according to our instructions, and to keep records of our votes on behalf of the Funds. ISS has developed a set of criteria for evaluating and making recommendations on proxy voting issues (for example, elections of boards of directors or mergers and reorganizations). These criteria and general voting recommendations are set forth in the ISS U.S. Proxy Voting Guidelines and ISS International Proxy Voting Guidelines (the ISS Guidelines) as customized by the Manager with respect to certain matters. The Manager retains the authority to determine the final vote for securities held by the Funds.

To avoid any improper influence on the Manager’s voting decisions, the Manager generally will follow the voting recommendations of ISS, except as briefly described below. Before any voting deadline, ISS will provide the Manager’s Head of Equity Investments (or his or her delegate) with a summary of the proposal and a recommendation based on the ISS Guidelines. In evaluating ISS’s recommendations, the Manager may consider information from many sources, including the Funds’ portfolio managers, the Manager’s Investment Strategy Committee (ISC), the management of a company presenting a proposal, shareholder groups, and other sources. The Manager believes that the recommendation of management should be given weight in determining how to vote on a particular proposal. The Manager’s Head of Equity Investments will then review ISS’s recommendations, and if he or she determines that it would be in the Funds’ best interests to vote the shares contrary to ISS’s recommendation, he or she must determine, based on reasonable inquiry, whether any material conflict of interest exists between the Funds, on the one hand, and the Manager, the Funds’

principal underwriter, or any person who is an affiliated person of the Funds, the Manager, or the Funds’ principal underwriter, on the other. If a material conflict of interest is determined to exist, the Head of Equity Investments may vote contrary to ISS’s recommendation only if the proposed voting recommendation of the Head of Equity Investments is reviewed by the Manager’s ISC, which will determine how to vote the particular proxy. With respect to any such proxy votes, the information prepared by the Manager’s Investment Strategy Committee regarding any material conflict of interest identified will be summarized and presented to the Funds’ Board at the next regularly scheduled meeting of the Board. The Manager’s Investment Strategy Committee also may establish certain proxy voting procedures for votes on certain matters that will override any ISS recommendation.

Copies of the Manager’s proxy voting policies and procedures are available without charge (i) by calling (800) 531-USAA (8722); (ii) at usaa.com; and (iii) on the SEC’s website at http://www.sec.gov. Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge at usaa.com; and (ii) on the SEC’s website at http://www.sec.gov.

PORTFOLIO MANAGER DISCLOSURE

NTI

Other Accounts Managed: The following table sets forth other accounts for which the S&P 500 Index and Nasdaq-100 Index Funds’ portfolio manager was primarily responsible for the day-to-day portfolio management as of the fiscal year ended December 31, 2014 .

Name of Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
S&P 500 Index Fund
Brent Reeder	x	$x	x	$x	x	$x

Nasdaq-100 Index Fund
Brent Reeder	x	$x	x	$x	x	$x

* Assets are not included in these tables.

Material Conflicts of Interest: NTI’s portfolio managers are often responsible for managing one or more portfolio, as well as other accounts, including separate accounts and other pooled investment vehicles. A portfolio manager may manage a separate account or other pooled investment vehicle that may have a materially higher or lower fee arrangement. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible that due to varying investment restrictions among accounts that certain investments are made for some accounts and not others or conflicting investment positions are taken among accounts. The portfolio managers have a fiduciary responsibility to manage all client accounts in a fair and equitable manner. NTI seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, NTI has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, NTI has adopted policies limiting the circumstances under which cross-trades may be effected. NTI conducts periodic reviews of trades for consistency with these policies.

Compensation: As of December 31, 2014, with respect to the NTI’s index portfolio managers, compensation is based on the competitive marketplace and consists of a fixed-base salary plus a variable annual cash incentive award. In addition, non-cash incentives, such as stock options or restricted stock of Northern Trust may be awarded from time to time. The annual incentive award is discretionary and is based on quantitative and qualitative evaluation of each portfolio manager’s performance and contribution to his or her respective team plus the financial performance of the investment business unit and Northern Trust Corporation as a whole. The annual incentive award is not based on performance of the portfolios or the amount of assets held in the portfolios. Moreover, no material differences exist between the compensation structure for mutual fund accounts and other types of accounts.

Portfolio Ownership: As of December 31, 2014 , the portfolio manager did not beneficially own any securities of either Fund that he managed.

AMCO

The following table sets forth other accounts for which the Funds’ portfolio managers were primarily responsible for the day-to-day portfolio management as of the fiscal year ended December 31, 2014.

	Number of Other Accounts Managed			Number of Accounts and Assets for Which
	and Assets by Account Type			Advisory Fee is Performance-Based
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Total Return Strategy Fund
Wasif Latif	x / $x M	-	-	x / $xM	-	-
Anthony Era, Jr.	x / $x M	-	-	x / $x M	-	-
Ultra Short-Term Bond Fund
Anthony Era, Jr.	x / $x M	-	-	x / $x M	-	-
Real Return Fund
Wasif Latif	x / $x M	-	-	x / $x M	-	-
John Toohey	x / $x M	-	-	x / $x M	-	-
R. Matthew Freund	x / $x M	-	-	x/ $x M	-	-
Julianne Bass	x / $x M	-	-	x / $x M	-	-
Arnold Espe	x / $x M	-	-	x / $x M	-	-
Dan Denbow	x/ $x M	-	-	x / $x M	-	-
Stephan J. Klaffke	x / $x M	-	-	x / $x M	-	-
Global Managed Volatility Fund
Wasif Latif	x / $x M	-	-	x / $x M	-	-
Arnold Espe	x / $x M	-	-	x / $x M	-	-
Flexible Income Fund
Arnold Espe	x / $x M	-	-	x / $x M	-	-

Conflicts of Interest: These portfolio managers provide portfolio management services only to investment companies in the USAA retail fund family and do not manage any private accounts or unregistered mutual funds. Portfolio managers make investment decisions for the funds they manage based on the fund’s investment objective, permissible investments, cash flow and other relevant investment considerations that they consider applicable to that portfolio. Therefore, portfolio managers could purchase or sell securities for one portfolio and not another portfolio, or can take similar action for two portfolios at different times, even if the portfolios have the same investment objective and permissible investments.

Potential conflicts of interest may arise when allocating and/or aggregating trades for funds with a performance fee and those without a performance fee. AMCO often will aggregate multiple orders for the same security for different mutual funds into one single order. To address these potential conflicts of interest, AMCO has adopted detailed procedures regarding the allocation of client orders, and such transactions must be allocated to funds in a fair and equitable manner.

The performance of each Fund also is periodically reviewed by AMCO’s Investment Strategy Committee, and portfolio managers have the opportunity to explain the reasons underlying a Fund’s performance. The ISC and the Board of USAA Investment Trust also routinely review and compare the performance of the Funds with the performance of other funds with the same investment objectives and permissible investments.

As discussed above, AMCO has policies and procedures designed to seek to minimize potential conflicts of interest arising from portfolio managers advising multiple funds. The Mutual Funds compliance department monitors a variety of areas to ensure compliance with the USAA Funds Compliance Program written procedures, including monitoring each fund’s compliance with its investment restrictions and guidelines, and monitoring and periodically reviewing or testing transactions made on behalf of multiple funds to seek to ensure compliance with the USAA Funds Compliance Program written policies and procedures.

Compensation: AMCO’s compensation structure includes a base salary, a short-term bonus, holiday bonus, and long-term bonus components. The portfolio managers are officers of AMCO and their base salaries are determined by the salary ranges for their official positions, which are influenced by market and competitive considerations. The base salary is fixed but can change each year as a result of the portfolio manager’s annual evaluation, interim evaluation, or if the portfolio manager is promoted.

Each portfolio manager also is eligible to receive a bonus payment based on the performance of the Fund(s) managed by the portfolio manager compared to each Fund’s comparative ranking against all funds within the appropriate Lipper category, for money market funds within the appropriate iMoneyNet, Inc. category, for some equity funds within the appropriate benchmark index. Portfolio managers will receive bonus payments under this plan only if the Funds they manage are at or above the 55th percentile compared to their industry peers, and the bonus payment increases as the Fund’s relative ranking in its peer universe rises over a one- or up to a three-year measurement period.

As of December 31 , 2014, the following benchmarks were used to measure the portfolio’s manager’s performance for the USAA funds they managed:

Portfolio Manager	Fund	Benchmark(s)
Wasif Latif	Total Return Strategy Real Return Global Managed Volatility	Flexible Fund Index Equity Income Index MSCI All Country World Index
John Toohey	Total Return Strategy Real Return	Flexible Fund Index Equity Income Index
Anthony Era, Jr.	Ultra Short-Term Bond Total Return Strategy	Ultra Short Obligation Funds Flexible Fund Index
R. Matthew Freund	Real Return	Equity Income Index
Julianne Bass	Real Return	Equity Income Index
Arnold Espe	Real Return Flexible Income Global Managed Volatility	Equity Income Index Multi Sector Income Funds MSCI All Country World Index
Dan Denbow	Real Return	Equity Income Index
Stephan J. Klaffke	Real Return	Equity Income Index

Oversight of the portfolio manager’s compensation is provided by a committee structure and by the governing document – the Variable Pay Plan (VPP). The VPP is administered by the VPP Committee. The VPP Committee includes representatives from management, corporate finance, legal, and human resources. Additional oversight is provided by the ISC, through review of new investments and periodic presentations by portfolio management.

USAA's philosophical position is to measure performance both on an enterprise and individual basis. As such, Portfolio Managers, similar to other USAA executives, are also measured against USAA’s enterprise performance.

Subject to USAA Board of Directors’ approval, portfolio managers and all other employees may be provided a holiday bonus equivalent to two weeks’ salary. The Board reviews and determines whether or not to approve the holiday bonus at the November meeting.

Portfolio managers are eligible to receive up to two times of their assigned enterprise target based on the attainment of the corporate performance metrics, including portfolio managers in the enterprise program reinforces collective accountability for enterprise goals and reinforces focus on USAA's mission.

In addition, portfolio managers are eligible to receive bonuses under the enterprise’s Long-Term Bonus Plan (LTBP). The LTBP measures performance over a three-year period. Initial awards (following year one of three-year performance period) can range from

0% to 200% of target based on attainment of the performance metrics, and will be subject to adjustments based on subsequent performance in years two and three of the three-year performance period (downside risk of up to 30% reduction of balances).

Oversight regarding achievement of USAA’s enterprise results is provided by USAA’s Board of Directors.

Portfolio Ownership: As of the fiscal year ended December 31, 2014, the portfolio managers beneficially owned securities of the Fund in which they managed in the following dollar range:

Portfolio Manager	Fund	Dollar Range
John Toohey	Real Return Fund	Over $100,000
Dan Denbow	Real Return Fund	$10,001 - $50,000
Anthony Era	Ultra Short-Term Bond Fund	$10,001- $50,000
Julianne Bass	Real Return Fund	$10,001- $50,000
Arnold Espe	Flexible Income Fund	Over $100,000

omitted language

omitted language

omitted language

PORTFOLIO HOLDINGS DISCLOSURE

The Board has adopted a policy on selective disclosure of portfolio holdings. The Trust’s policy is to protect the confidentiality of each Fund’s portfolio holdings and prevent the selective disclosure of material non-public information about the identity of such holdings. To prevent the selective disclosure of portfolio holdings of the Funds, the general policy of the Funds is to not disclose any portfolio holdings of the Funds, other than the portfolio holdings filed with the SEC on Form N-CSR (i.e., annual and semiannual reports) and Form N-Q (i.e., quarterly portfolio holdings reports), and any portfolio holdings made available on usaa.com. This general policy shall not apply, however, in the following instances:

▪	Where the person to whom the disclosure is made owes a fiduciary or other duty of trust or confidence to the Funds (e.g., auditors, attorneys, and Access Persons under the Funds’ Code of Ethics);

▪
Where the person has a valid reason to have access to the portfolio holdings information and has agreed not to disclose or misuse the information (e.g., custodians, accounting agents, securities lending agents, subadvisers, rating agencies, mutual fund evaluation services, such as Lipper, Inc. and proxy voting agents);

▪	As disclosed in this SAI; and

▪	As required by law or a regulatory body.

If portfolio holdings are released pursuant to an ongoing arrangement with any party that owes a fiduciary or other duty of trust or confidence to a Fund or has a valid reason to have access to the portfolio holdings information and has agreed not to disclose or misuse the information, a Fund must have a legitimate business purpose for doing so, and neither a Fund, nor the Manager or its affiliates, may receive any compensation in connection with an arrangement to make available information about the Fund’s portfolio holdings. If the applicable conditions set forth above are satisfied, a Fund may distribute portfolio holdings to mutual fund evaluation services such as Lipper and broker-dealers that may be used by the Fund, for the purpose of efficient trading and receipt of relevant research. In providing this information to broker-dealers, reasonable precautions are taken to avoid any potential misuse of the disclosed information.

Each Fund also may disclose any and all portfolio information to its service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or agreement. Each Fund may provide portfolio holdings information to the following affiliates, subadvisers, vendors, broker-dealers and service providers: (1) certain affiliated entities with common systems access; (2) subadvisers to series of the Trust; (3) master fund advisers; (4) custodians and tax service providers (e.g., State Street Bank and Trust, State Street Global Markets and Northern Trust); (5) securities lending agents (e.g., Citibank); (6) proxy voting and class action filing agents (ISS); (7) trade analytic consultants (e.g., Elkins McSherry); (8) financial statement service providers (e.g., RR Donnelley); (9) certain mutual fund evaluation service providers (e.g., Lipper, Inc., Morningstar, Factset, Bloomberg); (10) pricing vendors (e.g., S&P, JJ Kenney, Thompson Financial/Reuters, ValueLine, Yield Book and IDC) and (11) platform vendors, (e.g., Charles River and Sungard (Dataware Solutions) as well as certain other individuals that owe the Trust a duty of trust and confidence including fund counsel, internal audit, independent auditors, identified NRSROs and executing broker dealers.

Any person or entity that does not have a previously approved ongoing arrangement to receive non-public portfolio holdings information and seeks a Fund’s portfolio holdings information that (i) has not been filed with the SEC, or (ii) is not available on usaa.com, must submit its request in writing to the Fund’s Chief Compliance Officer (CCO), or USAA Securities Counsel, or their designee(s), who will make a determination whether disclosure of such portfolio holdings may be made and whether the relevant Fund needs to make any related disclosure in its SAI. A report will be made to each Fund’s Board at each quarterly meeting about (i) any determinations made by the CCO or USAA Securities Counsel, pursuant to the procedures set forth in this paragraph, and (ii) any violations of the portfolio holdings policy.

Each Fund intends to post its annual and semiannual reports, and quarterly schedules of portfolio holdings on usaa.com after these reports are filed with the SEC. In addition, each Fund (except for the money market funds, the Cornerstone Conservative and Cornerstone Equity Funds, and the Target Retirement Funds) intends to post its top 10 holdings on usaa.com 15 days following the end of each month.

Approximately 60 days after the end of each fiscal quarter, a Fund’s portfolio holdings will be delivered to certain independent evaluation and reporting services such as Bloomberg, S&P, and Morningstar.

For the last month of each quarter, after each Fund’s top 10 are made available on usaa.com, this information will be delivered to certain independent evaluation and reporting services such as Lipper, S&P, Thomson Financial and Value Line.

In order to address potential conflicts of interest between the interests of a Fund’s shareholders, on the one hand, and the interests of the Fund’s Manager, principal underwriter, or certain affiliated persons, on the other, the Funds have adopted the policies described above (i) prohibiting the receipt of compensation in connection with an arrangement to make available information about a Fund’s portfolio holdings and (ii) requiring certain requests for non-public portfolio holdings information to be approved by the CCO or USAA Securities Counsel, and then reported to the Board, including the Independent Trustees.

GENERAL INFORMATION

Underwriter and Distributor

The Trust has an agreement with USAA Investment Management Company (IMCO), 9800 Fredericksburg Road, San Antonio, Texas 78288, for exclusive underwriting and distribution of the Funds’ shares on a continuing, best-efforts basis. This agreement provides that IMCO will receive no fee or other compensation for such distribution services.

Transfer Agent

USAA Shareholder Account Services (the Transfer Agent), 9800 Fredericksburg Road, San Antonio, Texas 78288, performs transfer agent services for the Trust under a Transfer Agency Agreement. Services include maintenance of shareholder account records, handling of communications with shareholders, distribution of Fund dividends, and production of reports with respect to account activity for shareholders and the Trust. For its services under the Transfer Agency Agreement, the Nasdaq-100 Index Fund, Total Return Strategy Fund Shares, and Global Managed Volatility Fund Shares pay the Transfer Agent an annual fixed fee of $23 per account. The S&P 500 Index Fund pays the Transfer Agent an annual fixed fee of $20 per account. The Ultra Short-Term Bond Fund Shares Real Return Fund Shares, and Flexible Income Fund Shares pay the Transfer Agent an annual fixed fee of $23 to $25.50 per account. The fee is subject to change at any time.

For its services under the Transfer Agency Agreement, the Total Return Strategy Fund Institutional Shares, Ultra Short-Term Bond Fund Institutional Shares, Real Return Fund Institutional Shares, and Flexible Income Fund Institutional Shares each pay the Transfer Agent a fee computed daily and paid monthly at an annual rate equal to one-tenth of one percent (0.10%) of the average daily net assets per account. The Global Managed Volatility Fund Institutional Shares pay the Transfer Agent a fee computed daily and paid monthly at an annual rate equal to five one-hundredths of one percent (0.05%) of the average daily net assets per account.

The fee paid to the Transfer Agent includes processing of all transactions and correspondence. Fees are billed on a monthly basis at the rate of one-twelfth of the annual fee. The Transfer Agent also is entitled to reimbursement from the Funds for all reasonable out-of-pocket expenses, charges and other disbursements incurred by it in connection with the performance of services under the Transfer Agency Agreement, including but not limited to: (1) the cost of any and all forms, statements, labels, envelopes, checks, tax forms, and other printed materials that are required by the Transfer Agent to perform its duties; (2) delivery charges, including postage incurred in delivering materials to, and receiving them from, the Trust and shareholders; (3) communication charges; (4) maintenance of shareholder records (including charges for retention and imaging); (5) tax reporting systems; (6) counsel fees; and (7) cash and asset management services. Also, the Transfer Agent is authorized to enter into third party service agreements in which the Trust will pay the Transfer Agent the lesser of (i) the amount payable by the Transfer Agent to the servicing agent or (ii) the amount that would have been paid to the Transfer Agent if all the accounts had been maintained by the agent maintained by the Transfer Agent. In addition, certain entities may receive payments directly or indirectly from the Transfer Agent, AMCO, or their affiliates for providing shareholder services to their clients who hold Fund shares.

Custodian and Accounting Agent

The custodian is responsible for, among other things, safeguarding and controlling each Fund’s cash and securities, handling the receipt and delivery of securities, processing the pricing of each Fund’s securities, and collecting interest on the Funds’ investments. State Street Bank and Trust Company, P. O. Box 1713, Boston, Massachusetts 02105, is the custodian and accounting agent for the Nasdaq-100 Index Fund, Total Return Strategy Fund, Ultra Short-Term Bond Fund, Real Return Fund, Global Managed Volatility Fund, and Flexible Income Fund. Northern Trust, 50 S. LaSalle Street, Chicago, Illinois 60603, serves as custodian and accounting agent for the S&P 500 Index Fund. Northern Trust will comply with the affiliated self-custodian provisions of Rule 17f-2 under the 1940 Act. The accounting agent is responsible for, among other things, calculating each Fund’s daily NAV and other recordkeeping functions. In addition, assets of the Funds may be held by certain foreign subcustodians and foreign securities depositories as agents of the custodian in accordance with the rules and regulations established by the SEC.

Counsel

K&L Gates LLP, 1601 K Street, N.W., Washington, DC 20006, reviews certain legal matters for the Trust in connection with the shares offered by the prospectuses.

Independent Registered Public Accounting Firm

Ernst & Young LLP, 1800 Frost Bank Tower, 100 West Houston Street, San Antonio, Texas 78205, is the independent registered public accounting firm for the Funds. In this capacity, the firm is responsible for the audits of the annual financial statements of each Fund and reporting thereon.

APPENDIX A – LONG-TERM AND SHORT-TERM DEBT RATINGS

1. Long-Term Debt Ratings:

Moody’s Investors Services (Moody’s)

Aaa	Obligations rated Aaa are judged to be of the best quality, with minimal credit risk.
Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.
B	Obligations rated B are considered speculative and are subject to high risk.
Caa	Obligations are rated Caa are judged to be of poor standing and are subject to very high credit risk.
Ca	Obligations are rated Ca are highly speculative and are likely in, or very near, default, with some respect of recovery of principal and interest.
C	Obligations are rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aaa through C. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard & Poor’s Ratings Group (S&P)

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated ‘B’ is more vulnerable to non payment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC      An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C	An obligation rated ‘C’ may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D
An obligation rated ‘D’ is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Ratings Inc. (Fitch)

AAA
Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality. “AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. “BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB
Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B
Highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC	High default risk. “CCC” ratings indicate default is a real possibility. Capacity for meeting financial commitment is solely reliant upon sustained, favorable business or economic developments.

CC	High default risk. A “CC” rating indicates that default of some kind appears probable.

C	High default risk. “C” ratings signal imminent default.

DDD
Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Dominion Bond Rating Service Limited (Dominion)

As is the case with all Dominion rating scales, long-term debt ratings are meant to give an indication of the risk that the borrower will not fulfill its full obligations in a timely manner with respect to both interest and principal commitments. Dominion ratings do not take factors such as pricing or market risk into consideration and are expected to be used by purchasers as one part of their investment process. Every Dominion rating is based on quantitative and qualitative considerations that are relevant for the borrowing entity.

AAA
Bonds rated “AAA” are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present that would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned, and the entity has established a creditable track record of superior performance. Given the extremely tough definition that Dominion has established for this category, few entities are able to achieve a AAA rating.

AA
Bonds rated “AA” are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition that Dominion has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits, which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

A
Bonds rated “A” are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the “A” category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

BBB
Bonds rated “BBB” are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present that reduce the strength of the entity and its rated securities.

BB
Bonds rated “BB” are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

B
Bonds rated “B” are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC/
CC/C
Bonds rated in any of these categories are very highly speculative and are in danger of default of interest and principal. The degree of adverse elements present is more severe than bonds rated “B.” Bonds rated below “B” often have characteristics, which, if not remedied, may lead to default. In practice, there is little difference between the “C” to “CCC” categories, with “CC” and “C” normally used to lower ranking debt of companies where the senior debt is rated in the “CCC” to “B” range.

D          This category indicates bonds in default of either interest or principal.

Note: (high/low) grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicates a rating that is essentially in the middle of the category. Note that “high” and “low” grades are not used for the AAA category.

2. Short-Term Debt Ratings:

Moody’s Municipal

MIG 1
This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, high reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Moody’s Demand Obligations

VMIG 1
This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2
This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3
This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG
This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Moody’s Corporate and Government

Prime-1	Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations.

Prime-2
Issuers rated Prime-2 have a strong ability for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree.

Prime-3
Issuers rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NP                Not Prime. Issues do not fall within any of the Prime rating categories.

S&P Municipal

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

S&P Corporate and Government

A-1
This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3
Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B	Issues rated “B” are regarded as having speculative capacity for timely payment.

C	This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D
Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Fitch

F1	Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit features.

F2	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3	Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B	Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D	Default. Denotes actual or imminent payment default.

Dominion Commercial Paper

R-1 (high)
Short-term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity that possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability, which are both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition that Dominion has established for an “R-1 (high),” few entities are strong enough to achieve this rating.

R-1 (middle)
Short-term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits to only a small degree. Given the extremely tough definition that Dominion has for the “R-1 (high)” category (which few companies are able to achieve), entities rated “R-1 (middle)” are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low)
Short-term debt rated “R-1 (low)” is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt, and profitability ratios are not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2 (high),
R-2 (middle),
R-2 (low)
Short-term debt rated “R-2” is of adequate credit quality and within the three subset grades, debt protection ranges from having reasonable ability for timely repayment to a level, which is considered only just adequate. The liquidity and debt ratios of entities in the “R-2” classification are not as strong as those in the “R-1” category, and the past and future trend may suggest some risk of maintaining the strength of key ratios in these areas. Alternative sources of liquidity support are considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an “R-1 credit.” Profitability trends, past and future, may be less favorable, earnings not as stable, and there are often negative qualifying factors present, which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

R-3 (high),
R-3(middle),
R-3 (low)
Short-term debt rated “R-3” is speculative, and within the three subset grades, the capacity for timely payment ranges from mildly speculative to doubtful. “R-3” credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with “R-3” ratings would normally have very limited access to alternative sources of liquidity. Earnings would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

Note: The Dominion rating categories for short-term debt use “high,” “middle,” or “low” as subset grades to designate the relative standing of the credit within a particular rating category.

28083- 0515

USAA MUTUAL FUNDS TRUST

PART C.                      OTHER INFORMATION

Item 23.                                           Exhibits

a	(i)	USAA Mutual Funds Trust First Amended and Restated Master Trust Agreement dated April 20, 2006 (12)
	(ii)	USAA Mutual Funds Trust Second Amended and Restated Master Trust Agreement dated June 27, 2006 (15)

b		First Amended and Restated By-Laws, dated April 20, 2006 (12)

c		None other than provisions contained in Exhibits (a)(i), (a)(ii), and (b) above

d	(i)	Advisory Agreement dated August 1, 2001 with respect to the Florida Tax-Free Income and Florida Tax-Free Money Market Funds (7)
	(ii)	Management Agreement for the Extended Market Index Fund dated August 1, 2006 (15)
	(iii)	Advisory Agreement for the Nasdaq-100 Index Fund dated August 1, 2006 (15)
	(iv)	Management Agreement for the S&P 500 Index Fund dated August 1, 2006 (15)
	(v)	Advisory Agreement dated August 1, 2006 with respect to all other funds (15)
	(vi)	Investment Subadvisory Agreement between IMCO and BHMS dated August 1, 2006 (15)
	(vii)	Investment Subadvisory Agreement between IMCO and Batterymarch dated August 1, 2006 (15)
	(viii)	Investment Subadvisory Agreement between IMCO and The Boston Company dated August 1, 2006 (15)
	(ix)	Investment Subadvisory Agreement between IMCO and GMO dated August 1, 2006 (15)
	(x)	Investment Subadvisory Agreement between IMCO and Loomis Sayles dated August 1, 2006 (15)
	(xi)	Investment Subadvisory Agreement between IMCO and Marsico dated August 1, 2006 (15)
	(xii)	Investment Subadvisory Agreement between IMCO and MFS dated August 1, 2006 (15)
	(xiii)	Investment Subadvisory Agreement between IMCO and NTI dated August 1, 2006 (15)
	(xiv)	Investment Subadvisory Agreement between IMCO and OFI Institutional dated August 1, 2006 (15)
	(xv)	Investment Subadvisory Agreement between IMCO and Wellington Management dated August 1, 2006 (15)
	(xvi)	Investment Subadvisory Agreement between IMCO and Credit Suisse Asset Management, LLC dated October 2, 2006 (16)
	(xvii)	Amendment No. 1 to Investment Subadvisory Agreement between IMCO and Batterymarch dated August 1, 2006. (15)
	(xviii)	Investment Subadvisory Agreement between IMCO and Deutsche Investment Management Americas Inc. dated October 2, 2006 (16)
	(xix)	Amendment No. 2 to Investment Subadvisory Agreement between IMCO and Batterymarch dated October 2, 2006 (16)
	(xx)	Amendment No. 1 to Investment Subadvisory Agreement between IMCO and Deutsche Investment Management Americas Inc. (18)
	(xxi)	Investment Subadvisory Agreement between IMCO and Quantitative Management Associates dated July 9, 2007 (19)
	(xxii)	Investment Subadvisory Agreement between IMCO and UBS Global Asset Management dated July 9, 2007 (19)
	(xxiii)	Investment Subadvisory Agreement between IMCO and The Renaissance Group, LLC dated December 3, 2007 (22)
	(xxiv)	Investment Subadvisory Agreement between IMCO and Credit Suisse Securities (USA) LLC dated October 1, 2007 (22)
	(xxv)	Letter Agreement to Advisory Agreement adding Global Opportunities Fund (31)

	(xxvi)	Amendment No. 2 to Investment Subadvisory Agreement between IMCO and Deutsche Investment Management Americas Inc. (31)
	(xxvii)	Amendment No. 1 to Investment Subadvisory Agreement between IMCO and Quantitative Management (31)
	(xxviii)	Amendment No. 1 to Investment Subadvisory Agreement between IMCO and Credit Suisse Securities (USA) LLC (31)
	(xxix)	Amendment No. 1 to Investment Subadvisory Agreement between IMCO and The Boston Company (31)
	(xxx)	Amendment No. 1 to Investment Subadvisory Agreement between IMCO and Credit Suisse Asset Management, LLC (31)
	(xxxi)	Letter Agreement to Advisory Agreement adding Target Retirement Income Fund, Target Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, and Target Retirement 2050 Fund (31)
	(xxxii) (xxxiii)	Letter Agreement to Advisory Agreement adding Managed Allocation Fund (41) Investment Subadvisory Agreement between IMCO and Epoch Investment Partners, Inc. (40)
	(xxxiv)	Amendment No. 1 to Investment Subadvisory Agreement between IMCO and Wellington Management (44)
	(xxxv)	Investment Subadvisory Agreement between AMCO and Winslow Capital Management, Inc. (84)
(xxxvi) (xxxvii) (xxxviii)
Letter Agreement to Advisory Agreement adding Ultra Short-Term Bond Fund and Real Return Fund (47)
Investment Subadvisory Agreement between IMCO and QS Investors, LLC (52)
Amendment No. 1 to Investment Subadvisory Agreement between IMCO and Epoch Investment Partners, Inc. (55)

	(xxxvix)	Amendment No. 1 to Investment Subadvisory Agreement between IMCO and MFS (55)
	(xl)	Amendement No. 2 to Investment Subadvisory Agreement between IMCO and QMA (57)
(xli) (xlii) (xliii)
Letter Agreement to Advisory Agreement adding Cornerstone Conservative Fund, Cornerstone Moderately Conservative Fund, Cornerstone Aggressive Fund, and Cornerstone Equity Fund. (62)
Amendment No. 1 to the Investment Advisory Agreement. (61)
Transfer and Assumption Agreement dated December 31, 2011. (61)

	(xliv)	Investment Subadvisory Agreement between AMCO and Granahan Investment Management, Inc. dated July 11, 2012. (62)
	(xlv)	Investment Subadvisory Agreement between AMCO and Cambiar Investors dated July 11, 2012. (62)
	(xlvi)	Investment Subadvisory Agreement between AMCO and Brandes Investment Partners, L.P., dated October 7, 2012. (67)
	(xlvii)	Investment Subadvisory Agreement between AMCO and Lazard Asset Management dated October 16, 2012. (67)
	(xlviii)	Investment Subadvisory Agreement between AMCO and Victory Capital Management Inc. dated August 1, 2013. (74)
	(xlvix)	Letter Agreement to Advisory Agreement adding Flexible Income Fund and Target Retirement 2060 Fund dated July 12, 2013. (71)
	(l)	Amendment No. 2 to Investment Subadvisory Agreement between AMCO and Wellington Management (78)

e	(i)	Amended and Restated Underwriting Agreement dated April 30, 2010 (43)
	(ii)	Letter Agreement to Underwriting Agreement adding Ultra Short-Term Bond Fund and Real Return Fund (51)

	(iii)	Letter Agreement to Underwriting Agreement adding Cornerstone Conservative Fund, Cornerstone Moderately Conservative Fund, Cornerstone Aggressive Fund, and Cornerstone Equity Fund. (62)
	(iv)	Letter Agreement to Underwriting Agreement adding Flexible Income Fund and Target Retirement 2060 Fund dated July 12, 2013. (71)

f		Not Applicable
g	(i)	Amended and Restated Custodian Agreement dated July 31, 2006 with Fee Schedule dated November 28, 2006. (16)
	(ii)	Custodian Agreement for Extended Market Index Fund. (12)
	(iii)	Custodian Agreement for S&P 500 Index Fund dated July 31, 2006. (17)
	(iv)	Subcustodian Agreement dated March 24, 1994. (2)
	(v)	Fee Schedule dated January 1, 2010. (42)
	(vi)	Letter Agreement to the Amended and Restated Custodian Agreement adding Global Opportunities Fund. (31)
(vii)
Amendment No. 1 to Amended and Restated Custodian Agreement adding Target Retirement Income Fund, Target Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, and Target Retirement 2050 Fund. (26)

	(viii)	Letter Agreement to the Amended and Restated Custodian Agreement adding Managed Allocation Fund. (41)
(ix)
Letter Agreement to the Amended and Restated Custodian Agreement adding Cornerstone Conservative Fund, Cornerstone Moderately Conservative Fund, Cornerstone Aggressive Fund, and Cornerstone Equity Fund. (62)

	(x)	Letter Agreement to the Amended and Restated Custodian Agreement adding Ultra Short-Term Bond Fund and Real Return Fund. (51)
	(xi)	Letter Agreement to the Amended and Restated Custodian Agreement adding Flexible Income Fund and Target Retirement 2060 Fund dated July 12, 2013. (71)

h	(i)	Transfer Agency Agreement dated November 13, 2002. (8)
	(ii)	Amended and Restated Transfer Agency Agreement dated May 1, 2012. (61)
	(iii)	Administration and Servicing Agreement dated August 1, 2001 with respect to the Florida Tax-Free Income and Florida Tax-Free Money Market Funds. (7)
	(iv)	Letter Agreement dated August 1, 2006, to the Administration and Servicing Agreement for 37 Funds. (15)
	(v)	Letter Agreement dated May 10, 1994 adding Texas Tax-Free Income Fund and Texas Tax-Free Money Market Fund. (1)
	(vi)	Master Revolving Credit Facility Agreement with USAA Capital Corporation dated September 30, 2014. (84)
	(vii)	Agreement and Plan of Conversion and Termination with respect to USAA Mutual Fund, Inc. (15)
	(viii)	Agreement and Plan of Conversion and Termination with respect to USAA Investment Trust (15)
	(ix)	Agreement and Plan of Conversion and Termination with respect to USAA Tax Exempt Fund, Inc. (15)
(x)
Amended and Restated Master-Feeder Participation Agreement Among USAA Mutual Funds Trust, BlackRock Advisors, LLC, USAA Investment Management Company, and BlackRock Distributors, Inc. Dated as of October 1, 2006. (23)

	(xi)	Amended and Restated Subadministration Agreement dated October 1, 2006 (23)
	(xii)	Letter Agreement to the Administration and Servicing Agreement adding Global Opportunities Fund. (31)
(xiii)
Letter Agreement to the Administration and Servicing Agreement adding Target Retirement Income Fund, Target Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, and Target Retirement 2050 Fund. (31)

	(xiv)	Letter Agreement to the Administration and Servicing Agreement adding Managed Allocation Fund. (41)
	(xv)	Letter Agreement to the Administration and Servicing Agreement adding Ultra Short-Term Bond Fund and Real Return Fund. (51)
	(xvi)	Amendment to Administration and Servicing Agreement adding Institutional Share Classes dated September 1, 2011. (55)
(xvii)
Letter Agreement to the Administration and Servicing Agreement adding Cornerstone Conservative Fund, Cornerstone Moderately Conservative Fund, Cornerstone Aggressive Fund, and Cornerstone Equity Fund. (62)

	(xviii)	Letter Amendment to the Administration and Servicing Agreement for the Extended Market Index Fund and Nasdaq-100 Index Fund, dated May 1, 2012. (61)
(xix)
Letter Agreement to the Transfer Agency Agreement adding Cornerstone Conservative Fund, Cornerstone Moderately Conservative Fund, Cornerstone Aggressive Fund, and Cornerstone Equity Fund dated June 8, 2012. (62)

(xx)
Letter Agreement to the Transfer Agency Agreement adding Flexible Income Fund, Target Retirement 2060 Fund, Global Managed Volatility Fund Shares, Total Return Strategy Fund Institutional Shares, Ultra Short-Term Bond Fund Institutional Shares dated July 12, 2013. (71)

(xxi)
Letter Amendment to the Administration and Servicing Agreement adding Flexible Income Fund, Flexible Income Fund Adviser Shares, Flexible Income Fund Institutional Shares, Target Retirement 2060 Fund, Global Managed Volatility Fund Shares, Total Return Strategy Fund Institutional Shares, and Ultra Short-Term Bond Fund Institutional Shares dated July 12, 2013. (71)

i	(i)
Opinion and Consent of Counsel with respect to Growth and Tax Strategy Fund, Emerging Markets Fund (Fund Shares, Adviser Shares, and Institutional Shares), International Fund (Fund Shares, Adviser Shares, and Institutional Shares), Precious Metals and Minerals Fund (Fund Shares, Adviser Shares, and Institutional Shares), and World Growth Fund (Fund Shares and Adviser Shares), Government Securities Fund (Fund Shares and Adviser Shares), Managed Allocation Fund, Treasury Money Market Trust and Cornerstone Conservative Fund, Cornerstone Moderate Fund (formerly Balanced Strategy Fund), Cornerstone Moderately Conservative Fund, Cornerstone Moderately Aggressive Fund (formerly Cornerstone Strategy Fund) , Cornerstone Aggressive Fund, and Cornerstone Equity Fund (82)

(ii)
Opinion and Consent of Counsel with respect to Aggressive Growth Fund (Fund Shares and  Institutional Shares), Growth Fund (Fund Shares and Institutional Shares), Growth & Income Fund (Fund Shares and Adviser Shares), Income Fund (Fund Shares, Institutional Shares, and Adviser Shares), Income Stock Fund (Fund Shares and Institutional Shares), Short-Term Bond Fund (Fund Shares,  Institutional Shares, and Adviser Shares), Money Market Fund, Science & Technology Fund (Fund Shares and Adviser Shares), First Start Growth Fund, Small Cap Stock Fund (Fund Shares and Institutional Shares), Intermediate-Term Bond Fund (Fund Shares, Institutional Shares, and Adviser Shares), High Income Fund (Fund Shares, Institutional Shares, and Adviser Shares), Capital Growth Fund, and Value Fund (Fund Shares, Institutional Shares, and Adviser Shares) (84)

(iii)
Opinion and Consent of Counsel with respect to Total Return Strategy Fund (Fund Shares and Institutional Shares), Extended Market Index Fund, S&P 500 Index Fund (Member Shares and Reward Shares), Nasdaq-100 Index Fund, Global Managed Volatility Fund (Fund Shares and Institutional Shares), Real Return Fund (Fund Shares and Institutional Shares), Ultra Short-Term Bond Fund (Fund Shares and Institutional Shares), Target Retirement Income Fund, Target Retirement

2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, Target Retirement 2050 Fund, Target Retirement 2060 Fund, and Flexible Income Fund (Fund Shares, Institutional Shares, and Adviser Shares) (filed by amendment)
(iv)
Opinion and Consent of Counsel with respect to Tax Exempt Long-Term Fund (Fund Shares and Adviser Shares), Tax Exempt Intermediate-Term Fund (Fund Shares and  Adviser Shares), Tax Exempt Short-Term Fund (Fund Shares and Adviser Shares), Tax Exempt Money Market, California Bond Fund (Fund Shares and Adviser Shares), California Money Market, New York Bond Fund (Fund Shares and Adviser Shares), New York Money Market, Virginia Bond Fund (Fund Shares and Adviser Shares), and Virginia Money Market Funds. (80)

j	(i)
Consent of Independent Registered Public Accounting Firm with respect to Growth and Tax Strategy Fund, Emerging Markets Fund (Fund Shares, Adviser Shares, and Institutional Shares), International Fund (Fund Shares, Adviser Shares, and Institutional Shares), Precious Metals and Minerals Fund (Fund Shares, Adviser Shares, and Institutional Shares), World Growth Fund (Fund Shares and Adviser Shares), Government Securities Fund (Fund Shares and Adviser Shares), Managed Allocation Fund, Treasury Money Market Trust, and Moderately Conservative Fund, Cornerstone Moderate Fund (formerly Balanced Strategy Fund), Cornerstone Moderately Aggressive Fund (formerly Cornerstone Strategy Fund), Cornerstone Aggressive Fund, Cornerstone Conservative Fund, and Cornerstone Equity Fund. (82)

(ii)
Consent of Independent Registered Public Accounting Firm with respect to Aggressive Growth Fund (Fund Shares and Institutional Shares), Growth Fund (Fund Shares and Institutional Shares), Growth & Income Fund (Fund Shares and Adviser Shares), Income Fund (Fund Shares, Institutional Shares, and Adviser Shares, Income Stock Fund (Fund Shares and Institutional Shares), Short-Term Bond Fund (Fund Shares,  Institutional Shares, and Adviser Shares), Money Market Fund, Science & Technology Fund (Fund Shares and Adviser Shares), First Start Growth Fund, Small Cap Stock Fund (Fund Shares and Institutional Shares), Intermediate-Term Bond Fund (Fund Shares, Institutional Shares, and Adviser Shares), High Income Fund (Fund Shares, Institutional Shares, and Adviser Shares), Capital Growth Fund, and Value Fund (Fund Shares, Institutional Shares, and Adviser Shares). (84)

(iii)
Consent of Independent Registered Public Accounting Firm with respect to Total Return Strategy Fund (Fund Shares and Institutional Shares), Extended Market Index Fund, S&P 500 Index Fund (Member Shares and Reward Shares), Nasdaq-100 Index Fund, Global Managed Volatility Fund (Fund Shares and Institutional Shares), Real Return Fund (Fund Shares and Institutional Shares, Ultra Short-Term Bond Fund (Fund Shares and Institutional Shares), Target Retirement Income Fund, Target Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, Target Retirement 2050 Fund, Target Retirement 2060 Fund, and Flexible Income Fund (Fund Shares, Institutional Shares, and Adviser Shares). (filed by amendment)

(iv)
Consent of Independent Registered Public Accounting Firm with respect to Tax Exempt Long-Term Fund (Fund Shares and  Adviser Shares), Tax Exempt Intermediate-Term Fund (Fund Shares and  Adviser Shares), Tax Exempt Short-Term Fund (Fund Shares and  Adviser Shares), Tax Exempt Money Market, California Bond Fund (Fund Shares and Adviser Shares), California Money Market, New York Bond Fund (Fund Shares and Adviser Shares), New York Money Market, Virginia Bond Fund (Fund Shares and Adviser Shares), and Virginia Money Market Funds. (80)

k		Omitted Financial Statements - Not Applicable

l		Subscriptions and Investment Letters
	(i)	Florida Bond Fund and Florida Money Market Fund dated June 25, 1993 (1)
	(ii)	Texas Tax-Free Income Fund and Texas Tax-Free Money Market Fund dated May 3, 1994 (1)
	(iii)	Subscription and Investment Letter for Global Opportunities Fund (31)
	(iv)	Subscription and Investment Letter for Target Retirement Income Fund, Target Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, and Target Retirement 2050 Fund (31)
	(v)	Subscription and Investment Letter for Managed Allocation Fund (41)
(vi) (vii)
Subscription and Investment Letter for Ultra Short-Term Bond Fund and Real Return Fund (51)
Subscription and Investment Letter for Cornerstone Conservative Fund, Cornerstone Moderately Conservative Fund, Cornerstone Aggressive Fund, and Cornerstone Equity Fund (62)

	(viii)	Subscription and Investment Letter for Flexible Income Fund (Fund Shares, Adviser Shares and Institutional Shares) and Target Retirement 2060 Fund dated July 12, 2013. (71)

m	(i)	12b-1 Plans. (43)
	(ii)	Amended Schedule A Pursuant to 12b-1 Plans. (69)

n		18f-3 Plans
	(i)	Amended and Restated Multiple Class Plan Purchase to Rule 18f-3 USAA Mutual Funds Trust (S&P 500 Index Fund). (33)
	(ii)	Amended and Restated Multiple Class Plan Purchase to Rule 18f-3 USAA Mutual Funds Trust. (69)

o		Reserved

p		Code of Ethics
	(i)	USAA Investment Management Company dated October 1, 2014. (84)
	(ii)	Northern Trust Investments dated February 1, 2005. (14)
	(iii)	BlackRock, Inc. dated September 30, 2006. (16)
	(iv)	Batterymarch Financial Management, Inc. dated July 1, 2013. (76)
	(v)	Wellington Management Company, LLP dated August 1, 2013. (76)
	(vii)	Loomis, Sayles & Company, L.P. dated December 18, 2014. (filed herewith)
	(viii)	Grantham, Mayo, Van Otterloo & Co., LLC dated March 5, 2012. (62)
	(ix)	Barrow, Hanley, Mewhinney & Strauss, Inc. dated January 3, 2006. (24)
	(x)	The Boston Company Asset Management LLC dated November 2006. (17)
	(xi)	MFS Investment Management dated September 19, 2014. (84)
	(xii)	Credit Suisse Asset Management, LLC dated April 2006. (15)
	(xiii)	Quantitative Management Associates January 9, 2007. (19)
	(xv)	UBS Global Asset Management June 11, 2007. (19)
	(xvi)	Renaissance Investment Management December 18, 2014. (filed herewith)
	(xvii)	Epoch Investment Partners, Inc. December 4, 2009. (40)
	(xviii)	QS Investors, LLC dated June 2014. (80)
	(xix)	Winslow Capital Management, Inc. dated April 2014. (80)
	(xx)	Granahan Investment Management, Inc., October 25, 2013. (78)
	(xxi)	Cambiar Investors, LLC April 2014. (80)
	(xxii)	Lazard Asset Management. (66)
	(xxiii)	Victory Capital Management Inc. November 1, 2014. (filed herewith)

	(xxiv)	Brandes Investment Partners, L.P. (66)

q		Powers of Attorney
	(i)	Powers of Attorney for Daniel S. McNamara, Michael Reimherr, Robert L. Mason, Barbara Ostdiek, Paul L. McNamara, and Roberto Galindo, Jr. dated June 13, 2013. (70)
	(ii)	Power of Attorney BlackRock Directors dated February 22, 2013. (68)
	(iii)	Powers of Attorney for Jefferson C. Boyce dated December 4, 2013. (78)
	(iv)	Powers of Attorney BlackRock Director dated April 1, 2014. (78)
	(v)	Powers of Attorney Dawn M. Hawley dated September 23, 2014. (82)

(1)	Previously filed with Post-Effective Amendment No. 4 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 25, 1995).
(2)	Previously filed with Post-Effective Amendment No. 5 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 25, 1996).
(3)	Previously filed with Post-Effective Amendment No. 6 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 31, 1997).
(4)	Previously filed with Post-Effective Amendment No. 8 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on June 1, 1999).
(5)	Previously filed with Post-Effective Amendment No. 9 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on June 1, 2000).
(6)	Previously filed with Post-Effective Amendment No. 10 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on June 22, 2001).
(7)	Previously filed with Post-Effective Amendment No. 11 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 31, 2002).
(8)	Previously filed with Post-Effective Amendment No. 12 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 29, 2003).
(9)	Previously filed with Post-Effective Amendment No. 13 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on May 28, 2004).
(10)	Previously filed with Post-Effective Amendment No. 15 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on June 1, 2005).
(11)	Previously filed with Post-Effective Amendment No. 16 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 28, 2005).
(12)	Previously filed with Post-Effective Amendment No. 18 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on May 16, 2006).
(13)	Previously filed with Post-Effective Amendment No. 19 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on June 1, 2006).
(14)	Previously filed with Post-Effective Amendment No. 20 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 28, 2006).
(15)	Previously filed with Post-Effective Amendment No. 21 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on September 29, 2006).
(16)	Previously filed with Post-Effective Amendment No. 22 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on November 28, 2006).
(17)	Previously filed with Post-Effective Amendment No. 23 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on March 1, 2007).
(18)	Previously filed with Post-Effective Amendment No. 24 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on April 26, 2007).
(19)	Previously filed with Post-Effective Amendment No. 25 of the Registrant (No. 33-65572 with the

Securities and Exchange Commission on July 26, 2007).
(20)	Previously filed with Post-Effective Amendment No. 27 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on September 26, 2007).
(21)	Previously filed with Post-effective Amendment No. 28 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on September 28, 2007).
(22)	Previously filed with Post-effective Amendment No. 29 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on November 26, 2007).
(23)	Previously filed with Post-effective Amendment No. 30 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on February 29, 2008).
(24)	Previously filed with Post-effective Amendment No. 31 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on April 28, 2008).
(25)	Previously filed with Post-effective Amendment No. 32 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on May 9, 2008).
(26)	Previously filed with Post-effective Amendment No. 33 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on May 9, 2008).
(27)	Previously filed with Post-effective Amendment No. 34 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on May 30, 2008).
(28)	Previously filed with Post-effective Amendment No. 35 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 28, 2008).
(29)	Previously filed with Post-effective Amendment No. 37 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 31, 2008).
(30)	Previously filed with Post-effective Amendment No. 38 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 31, 2008).
(31)	Previously filed with Post-effective Amendment No. 40 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on September 26, 2008).
(32)	Previously filed with Post-effective Amendment No. 41 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on November 26, 2008).
(33)	Previously filed with Post-effective Amendment No. 42 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on April 29, 2009).
(34)	Previously filed with Post-effective Amendment No. 44 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 30, 2009).
(35)	Previously filed with Post-effective Amendment No. 45 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 31, 2009).
(36)	Previously filed with Post-effective Amendment No. 46 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on September 28, 2009).
(37)	Previously filed with Post-effective Amendment No. 47 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on September 30, 2009).
(38)	Previously filed with Post-effective Amendment No. 48 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on November 17, 2009).
(39)	Previously filed with Post-effective Amendment No. 49 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on November 25, 2009).
(40)	Previously filed with Post-effective Amendment No. 50 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on January 29, 2010).
(41)	Previously filed with Post-effective Amendment No. 51 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on February 26, 2010).
(42)	Previously filed with Post-effective Amendment No. 52 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on April 30, 2010).

(43)	Previously filed with Post-effective Amendment No. 53 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on May 28, 2010).
(44)	Previously filed with Post-effective Amendment No. 54 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 28, 2010).
(45)	Previously filed with Post-effective Amendment No. 55 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 29, 2010).
(46)	Previously filed with Post-effective Amendment No. 56 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 30, 2010).
(47)	Previously filed with Post-effective Amendment No. 57 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on August 2, 2010).
(48)	Previously filed with Post-effective Amendment No. 58 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on September 27, 2010).
(49)	Previously filed with Post-effective Amendment No. 59 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on September 30, 2010).
(50)	Previously filed with Post-effective Amendment No. 60 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on October 15, 2010).
(51)	Previously filed with Post-effective Amendment No. 61 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on November 24, 2010).
(52)	Previously filed with Post-effective Amendment No. 62 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on February 28, 2011).
(53)	Previously filed with Post-effective Amendment No. 63 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on April 29, 2011).
(54)	Previously filed with Post-effective Amendment No. 65 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 28, 2011).
(55)	Previously filed with Post-effective Amendment No. 67 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on September 27, 2011).
(56)	Previously filed with Post-effective Amendment No. 68 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on September 30, 2011).
(57)	Previously filed with Post-effective Amendment No. 70 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on November 28, 2011).
(58)	Previously filed with Post-effective Amendment No. 72 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on March 1, 2012).
(59)	Previously filed with Post-effective Amendment No. 73 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on March 20, 2012).
(60)	Previously filed with Post-effective Amendment No. 74 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on April 27, 2012).
(61)	Previously filed with Post-effective Amendment No. 76 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on June 7, 2012).
(62)	Previously filed with Post-effective Amendment No. 78 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 27, 2012).
(63)	Previously filed with Post-effective Amendment No. 79 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 30, 2012).
(64)	Previously filed with Post-effective Amendment No. 81 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on September 25, 2012).
(65)	Previously filed with Post-effective Amendment No. 82 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on September 28, 2012).
(66)	Previously filed with Post-effective Amendment No. 84 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on November 28, 2012).
(67)	Previously filed with Post-effective Amendment No. 86 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on April 26, 2013).
(68)	Previously filed with Post-effective Amendment No. 87 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on April 29, 2013).
(69)	Previously filed with Post-effective Amendment No. 88 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on May10, 2013).
(70)	Previously filed with Post-effective Amendment No. 90 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 10, 2013).
(71)	Previously filed with Post-effective Amendment No. 91 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 26, 2013).
(72)	Previously filed with Post-effective Amendment No. 92 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 31, 2013).
(74)	Previously filed with Post-effective Amendment No. 95 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on September 27, 2013).
(75)	Previously filed with Post-effective Amendment No. 96 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on October 21, 2013).
(76)	Previously filed with Post-effective Amendment No. 97 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on November 27, 2013).
(77)	Previously filed with Post-effective Amendment No. 98 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on December 19, 2013).
(78)	Previously filed with Post-effective Amendment No. 99 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on April 30, 2014).
(79)	Previously filed with Post-effective Amendment No. 100 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on May 21, 2014).
(80)	Previously filed with Post-effective Amendment No. 101 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 28, 2014).
(81)	Previously filed with Post-effective Amendment No. 102 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on August 18, 2014).
(82)	Previously filed with Post-effective Amendment No. 103 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on September 26, 2014).
(83)	Previously filed with Post-effective Amendment No. 104 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on October 22, 2014).
(84)	Previously filed with Post-effective Amendment No. 105 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on November 26, 2014).
(85)	Previously filed with Post-effective Amendment No. 106 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on December 16, 2014).

Item 24.                 Persons Controlled by or Under Common Control with the Fund

Information pertaining to persons controlled by or under common control with Registrant is hereby incorporated by reference to the section captioned “Trustees and Officers of the Trust” in the Statement of Additional Information.

Item 25.                 Indemnification

Protection for the liability of the adviser and underwriter and for the officers and trustees of the Registrant is provided by two methods:

(a)
The Trustee and Officer Liability Policy. This policy covers all losses incurred by the Registrant, its adviser and its underwriter from any claim made against those entities or persons during the policy period by any shareholder or former shareholder of any Fund by reason of any alleged negligent act, error or omission committed in connection with the administration of the investments of said Registrant or in connection with the sale or redemption of shares issued by said Registrant. The Trust will not pay for such insurance to the extent that payment therefor is in violation of the Investment Company Act of 1940 or the Securities Act of 1933.

(b)
Indemnification Provisions under Agreement and Declaration of Trust. Under Article VI of the Registrant’s Agreement and Declaration of Trust, each of its Trustees and officers or any person serving at the Registrant’s request as directors, officers or trustees of another organization in which the Registrant has any interest as a shareholder, creditor or otherwise (“Covered Person”) shall be indemnified against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such an officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office (such conduct referred to hereafter as “Disabling Conduct”). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the Covered Person was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither “interested persons” of the Registrant as defined in section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion.

Expenses, including accountants and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time from funds attributable to the Fund of the Registrant in question in advance of the final disposition of any such action, suit or proceeding, provided that the Covered Person shall have undertaken to repay the amounts so paid to the Fund of the Registrant in question if it is ultimately determined that indemnification of such expenses is not authorized under this Article VI and (i) the Covered Person shall have provided security for such undertaking, (ii) the Registrant shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees who are not a party to the proceeding, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

As to any matter disposed of by a compromise payment by any such Covered Person pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (a) by a majority of the disinterested Trustees who are not parties to the proceeding or (b) by an independent legal counsel in a written opinion.  Approval by the Trustees pursuant to clause (a) or by independent legal counsel pursuant to clause (b) shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with any of such clauses as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to have been liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the Registrant’s Agreement and Declaration of the Trust or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, then the Registrant will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.                 Business and Other Connections of the Investment Adviser

Information pertaining to business and other connections of the Registrant’s investment adviser is hereby incorporated by reference to the section of the Prospectus captioned “Fund Management” and to the section of the Statement of Additional Information captioned “Trustees and Officers of the Trust.”

With respect to certain funds of the Registrant, AMCO currently engages the following subadvisers:

(a)
Wellington Management Company, LLP (Wellington Management), located at 75 State Street, Boston, Massachusetts 02109, serves as a subadviser to the Aggressive Growth, Science & Technology Fund, and Small Cap Stock Fund. The information required by this Item 26 with respect to each director and officer of Wellington Management is incorporated herein by reference to Wellington Management’s current Form ADV as amended and filed with the SEC.

(b)
Loomis, Sayles & Company, L.P. (Loomis Sayles), located at One Financial Center, Boston, Massachusetts 02111, serves as a subadviser to the Growth Fund. The information required by this Item 26 with respect to each director and officer of Loomis Sayles is incorporated herein by reference to Loomis Sayles’ current Form ADV as amended and filed with the SEC.

(c)
Barrow, Hanley, Mewhinney & Strauss, Inc. (BHMS), located at 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201-2761, serves as a subadviser to the Growth & Income Fund and Value Fund. The information required by this Item 26 with respect to each director and officer of BHMS is incorporated herein by reference to BHMS’ current Form ADV as amended and filed with the SEC.

(d)
QS Batterymarch Financial Management, Inc. (QS Batterymarch), located at 200 Clarendon Street, Boston, Massachusetts 02116, serves as a subadviser to the Capital Growth Fund. The information required by this Item 26 with respect to each director and officer of QS Batterymarch is incorporated herein by reference to QS Batterymarch’s current Form ADV as amended and filed with the SEC.

(e)
Northern Trust Investments, N.A. (NTI), located at 50 S. LaSalle Street, Chicago, Illinois 60603, serves as a subadviser to the Growth and Tax Strategy Fund, S&P 500 Index Fund, and Nasdaq-100 Index Fund. The information required by this Item 26 with respect to each director and officer of NTI is incorporated herein by reference to NTI’s current Form ADV as amended and filed with the SEC.

(f)
MFS Investment Management (MFS), located at 111 Huntington, Boston, Massachusetts 02199, serves as a subadviser to the International Fund and World Growth Fund. The information required by this Item 26 with respect to each director and officer of MFS is incorporated herein by reference to MFS’s current Form ADV as amended and filed with the SEC, and is incorporated herein by reference.

(g)
Quantitative Management Associates LLC (QMA), located at 466 Lexington Avenue, New York, New York 10017, serves as subadvisor to the First Start Growth Fund, and Cornerstone Moderately Aggressive Fund. The information required by this Item 26 with respect to each director and officer of QMA is incorporated herein by reference to QMA’s current Form ADV as amended and filed with the SEC.

(h)
The Renaissance Group, LLC (Renaissance), located at 625 Eden Park Drive, Suite 1200, Cincinnati, Ohio 45202, serves as a subadviser to the Growth Fund. The information required by this Item 26 with respect to each director and officer of Renaissance is incorporated herein by reference to Renaissance’s current Form ADV as amended and filed with the SEC.

(i)
Epoch Investment Partners, Inc. located at 640 Fifth Avenue, 18th Floor, New York, New York 10019, serves as a subadviser to the Income Stock Fund. The information required by this Item 26 with respect to each director and officer of Epoch is incorporated herein by reference to Epoch’s current Form ADV as amended and filed with the SEC.

(j)
Winslow Capital Management, LLC, located at 4720 IDS Tower, 80 South Eighth Street, Minneapolis, Minnesota 55402, serves as a subadviser to the Aggressive Growth Fund. The information required by this Item 26 with respect to each director and officer of Winslow is incorporated herein by reference to Winslow’s current Form ADV as amended and filed with the SEC.

(k)
Granahan Investment Management, Inc., located at 404 Wyman St. Suite 270, Waltham MA 02451, serves as a subadviser to the Small Cap Stock Fund. The information required by this Item 26 with respect to each director and officer of Granahan is incorporated herein by reference to Granahan’s current Form ADV as amended and filed with the SEC.

(l)
Cambiar Investors, LLC, located at 2401 East Second Avenue, Denver, CO 80206, serves as a subadviser to the Small Cap Stock Fund. The information required by this Item 26 with respect to each director and officer of Cambiar is incorporated herein by reference to Cambiar’s current Form ADV as amended and filed with the SEC.

(m)
Lazard Asset Management, located at 30 Rockefeller Plaza, New York, New York 10112-6300, serves as a subadviser to the Emerging Markets Fund. The information required by this Item 26 with respect to each director and officer of Lazard is incorporated herein by reference to Lazard’s current Form ADV as amended and filed with the SEC.

(n)
Victory Capital Management, Inc., located at 4900 Tiederman Road, Cleveland, Ohio 44144, serves as a subadviser to the Emerging Markets Fund. The information required by this Item 26 with respect to each director and officer of Victory is incorporated herein by reference to Victory’s current Form ADV as amended and filed with the SEC.

(o)
Brandes Investment Partners, L.P., located at 11988 El Camino Real, San Diego, California 92130, serves as a subadviser to the Emerging Markets Fund. The information required by this Item 26 with respect to each director and officer of Brandes is incorporated herein by reference to Brandes’ current Form ADV as amended and filed with the SEC.

Item 27. Principal Underwriters

(a)	USAA Investment Management Company acts as principal underwriter and distributor of the Registrant’s shares on a best-efforts basis and receives no fee or commission for its underwriting services.

(b)	Following is information concerning directors and executive officers of USAA Investment Management Company.

Name and Principal                                               Position and Offices                                                      Position and Offices
   Business Address                                                 with Underwriter                                                            with Fund

Daniel S. McNamara 9800 Fredericksburg Road San Antonio, TX 78288	Chairman of the Board of Directors	President, Trustee and Vice Chairman of the Board of Trustees
Carl C. Liebert III 9800 Fredericksburg Road San Antonio, TX 78288	Director	None
Brooks Englehardt 9800 Fredericksburg Road San Antonio, TX 78288	President and Director	None
Bernard P. Williams 9800 Fredericksburg Road San Antonio, TX 78288	Vice President, Chief Investment Officer	None
James G. Whetzel 9800 Fredericksburg Road San Antonio, TX 78288	Assistant Vice President, Secretary and Counsel	Secretary

Daniel J. Mavico 9800 Fredericksburg Road San Antonio, TX 78288	Assistant Vice President, Assistant Secretary	Assistant Secretary
Brody Merrill 9800 Fredericksburg Road San Antonio, TX 78288	Senior Financial Officer, Treasurer	None
David H. Smith 9800 Fredericksburg Road San Antonio, TX 78288	Assistant Vice President, Broker Dealer Compliance & Chief Compliance Officer	None

Joshua Anderson 9800 Fredericksburg Road San Antonio, TX 78288	Executive Director, Investment Adviser Compliance & Chief Compliance Officer	None
(c)	Not Applicable

Item 28.                Location of Accounts and Records

The following entities prepare, maintain and preserve the records required by Section 31(a) of the Investment Company Act of 1940 (the “1940 Act”) for the Registrant. These services are provided to the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Securities and Exchange Commission under the 1940 Act and such records are the property of the entity required to maintain and preserve such records and will be surrendered promptly on request.

USAA Asset Management Company 9800 Fredericksburg Road San Antonio, Texas 78288	Northern Trust Investments, N.A. 50 S. LaSalle Street Chicago, Illinois 60603
USAA Investment Management Company 9800 Fredericksburg Road San Antonio, Texas 78288	Chase Manhattan Bank 4 Chase MetroTech Center 18th Floor Brooklyn, New York 11245
USAA Shareholder Account Services 9800 Fredericksburg Road San Antonio, Texas 78288	State Street Bank and Trust Company 1776 Heritage Drive North Quincy, Massachusetts 02171

Wellington Management Company, LLP
75 State Street
Boston, Massachusetts 02109
(records relating to its functions as a subadviser with respect to the Aggressive Growth Fund, Science & Technology Fund, and Small Cap Stock Fund)

Loomis, Sayles & Company, L.P.
One Financial Center

Boston, Massachusetts 02111
(records relating to its functions as a subadviser with respect to the Growth Fund)

Barrow, Hanley, Mewhinney & Strauss, Inc.
3232 McKinney Avenue
15th Floor
Dallas, Texas 75204-2429
(records relating to its functions as a subadviser with respect to the Growth & Income Fund and Value Fund)

QS Batterymarch Financial Management, Inc.
200 Clarendon Street
Boston, Massachusetts 02116
(records relating to its functions as a subadviser with respect to the Capital Growth Fund )

Northern Trust Investments, N.A.
50 S. LaSalle Street
Chicago, Illinois 60603
(records relating to its functions as a subadviser to the Growth and Tax Strategy Fund, S&P 500 Index Fund, and Nasdaq-100 Index Fund)

MFS Investment Management
111 Huntington Avenue
Boston, Massachusetts 02199
(records relating to its functions as a subadviser with respect to the International Fund and World Growth Fund)

   Quantitative Management Associates LLC
466 Lexington Avenue
New York, New York 10017
(records relating to its functions as a subadviser with respect to the First Start Growth Fund, and Cornerstone Moderately Aggressive Fund)

The Renaissance Group, LLC
625 Eden Park Drive, Suite 1200
Cincinnati, Ohio 45202
(records relating to its functions as a subadviser with respect to the Growth Fund)

Epoch Investment Partners, Inc.
640 Fifth Avenue, 18th Floor
New York, New York 10019
(records relating to its functions as a subadviser with respect to the Income Stock Fund)

Winslow Capital Management, LLC
4720 IDS Tower
80 South Eighth Street
Minneapolis, Minnesota 55402
(records relating to its functions as a subadviser with respect to the Aggressive Growth Fund)

 Granahan Investment Management, Inc.
 275 Wyman St. Suite 270

Waltham, MA 02451
(records relating to its functions as a subadviser with respect to the Small Cap Stock Fund)

Cambiar Investors, LLC
2401 East Second Avenue
Denver, CO 80206
(records relating to its functions as a subadviser with respect to the Small Cap Stock Fund)

Lazard Asset Management
30 Rockefeller Plaza
New York, NY 10112-6300
(records relating to its functions as a subadviser with respect to the Emerging Markets Fund)

Victory Capital Management, Inc.
4900 Tiedeman Road
Cleveland, OH 44144
(records relating to its functions as a subadviser with respect to the Emerging Markets Fund)

Brandes Investment Partners, L.P.
11988 El Camino Real
San Diego, CA 92130
(records relating to its functions as a subadviser with respect to the Emerging Markets Fund)

Item 29.                Management Services

            Not Applicable.

Item 30.                Undertakings

            None.

SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all requirements for effectiveness of this registration statement and has duly caused this amendment to its registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of San Antonio and state of Texas on the 19th day of February, 2015 .

USAA MUTUAL FUNDS TRUST

                                    /S/ DANIEL S. MCNAMARA
                                    Daniel S. McNamara
President

Pursuant to the requirements of the Securities Act, this amendment to the registration statement has been signed below by the following persons in the capacities and on the date(s) indicated.

(Signature)	(Title)	(Date)
/S/ ROBERT L. MASON Robert L. Mason	Chairman of the Board of Trustees	February 19, 2015
/S/ DANIEL S. MCNAMARA Daniel S. McNamara	Vice Chairman of the Board of Trustees and President (Principal Executive Officer)	February 19, 2015
/S/ ROBERTO GALINDO, JR. Roberto Galindo, Jr.	Treasurer (Principal Financial and Accounting Officer)	February 19, 2015
/S/ JEFFERSON C. BOYCE Jefferson C. Boyce	Trustee	February 19, 2015
/S/ DAWN M. HAWLEY Dawn M. Hawley	Trustee	February 19, 2015
/S/ PAUL L. MCNAMARA Paul L. McNamara	Trustee	February 19, 2015

/S/ BARBARA B. OSTDIEK Barbara B. Ostdiek	Trustee	February 19, 2015
/S/ MICHEAL F. REIMHERR Michael F. Reimherr	Trustee	February 19, 2015

EXHIBIT INDEX

Exhibit                                                      Item                                                                                                                      Page No.

p	(vii)	Loomis, Sayles & Company, L.P. dated December 18, 2014. 150

	(xvi)	Renaissance Investment Managment dated December 18, 2014. 179
	(xxiii)	Victory Capital Management dated November 1, 2014. 204